                                                                EXHIBIT 17(b)(9)

                                Information for:

                 Special Committee of the Board of Directors of

                              [UNITED FOODS LOGO]

                                October 14, 1998

                               J.C Bradford & Co.

                               330 Commerce Street
                               Nashville, TN 37201
                                  (800)522-4750

Table of Contents

 I.   Discussion Points

 II.  Comparable Company Analysis

 III. Comparable Transaction Analysis

 IV.  Discounted Cash Flow Analysis

 V.   Liquidation Analysis

 VI.  Leveraged Buyout Analysis

 VII. Trading and Equity Analysis

Discussion Points

   - Conclusions

   - Valuation Overview

      -   Comparable Company Analysis
      -   Comparable Transaction Analysis
      -   Discounted Cash Flow Analysis
      -   Liquidation Analysis
      -   Leveraged Buyout Analysis

   - Historical Trading Data

   - Next Steps

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
                      Comparable Company Summary Valuation
                       Overall Adjusted Average Multiples


                                                               (In thousands)

        Price to Trailing Earnings Multiple Basis:       Price to Calendar 1998 Earnings Multiple Basis:
      LTM earnings ended   8/31/98    $      799           Estimated earnings ended      12/31/98      $     843

      Adjusted Average Multiple            15.56 x         Adjusted Average Multiple                       16.39 x
                                       ---------                                                       ---------
      Valuation                       $   12,123           Valuation                                   $  13,825

      Valuation per Share (1)         $     1.78           Valuation per Share (1)                     $    2.03



  Price to Calendar 1999 Earnings Multiple Basis:(2)
 Estimated earnings ended     12/31/99     $       752

 Adjusted Average Multiple                       13.38 x
                                            ----------
 Valuation                                 $    10,058

 Valuation per Share (1)                   $      1.48


               LTM EBITDA Multiple Basis:

      LTM EBITDA ended     8/31/98    $   12,842

      Adjusted Average Multiple             7.99 x
                                      ----------
                                         102,652

      Less total debt, net of cash
      8/31/98                             42,622
                                      ----------
      Valuation                       $   60,030

      Valuation per Share (1)         $     8.82


        Equity to Book Value Multiple Basis:

   Estimated book value          8/31/98    $    45,518

   Adjusted Average Multiple                       1.97 x
                                            -----------

   Valuation                                $    89,827

   Valuation per Share (1)                  $     13.19

     (1) Based on 6.8 million shares outstanding.

     (2) Based on 0% growth, base case projection.

At an offer price of $3.00, United Foods is trading below 92% of companies in comparable group as a multiple of EBITDA and is trading below all comparable companies as a multiple of book value.

United Foods is trading above all comparable companies as a multiple of LTM EPS, Calendar 1998 EPS, and Calendar 1999 EPS.

Comparable Company Analysis

                 Price to Calendar 1999 Earnings Multiple Basis:

Valuation Per Share (1)

Adjusted Average Multiple                 13.38x

Projected          No Expenses        $500,000 of        $750,000 of          $1,000,000 of
Growth Rate        Added Back         Cost Savings       Cost Savings         Cost Savings
-----------        ----------         ------------       ------------         ------------

  0.0%             $   1.48            $   1.98            $   2.24            $   2.49

  2.5%             $   1.81            $   2.31            $   2.57            $   2.82

  5.0%             $   2.12            $   2.64            $   2.89            $   3.15

(1)      Based on 6.8 million shares outstanding.

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
                       Comparable Company Market Multiples

                                                                                           5-Year
                                         LTM          LTM     Cal. 1998    Cal. 1999     Projected            52 Week
Company                       Ticker     End          EPS     Est. EPS    Est. EPS(1)   Growth Rate       High       Low

United Foods                  UFD.A     Aug 98         0.09      0.09        0.09            NA             4.00       2.06

Chiquita Brands Intl.         CQB       Jun 98    ($   0.40)  $  0.79    $   1.10          10.0%        $  18.13    $  9.63
Dean Foods Co.                DF        Aug 98         2.62      2.64        2.92          13.8%           60.69      40.50
Fresh America Corp.           FRES      Jul 98         1.24      1.59        1.96          25.0%           27.88      10.56
Hanover Foods Corp.           3HNFSA    May 98        11.62        NA          NA            NA           100.00      36.75
Mccormick & Co.               MCCRK     Aug 98         1.37      1.47        1.64           9.5%           36.44      22.75
Michael Foods, Inc.           MIKL (2)  Jun 98         1.76      1.82        2.05          12.0%           31.13      19.75
Performance Food Group Co.    PFGC      Jun 98         1.08      1.22        1.47          17.5%           25.25      15.63
Seneca Foods Corp.            SENEB     Jun 98        (1.35)       NA          NA            NA            18.50      12.00
Smithfield Companies, Inc.    HAMS      Jun 98         0.46        NA          NA            NA             8.25       5.38
Smucker (Jm) Co.              SJM.A     Jul 98         1.26      1.30        1.44            NA            28.19      21.06
Sylvan, Inc.                  SYLN      Jun 98         1.08      1.13        1.30          15.0%           18.75      11.75
Tyson Foods, Inc.             TSN       Jun 98         0.73      0.93        1.41          12.0%           24.75      16.31
Vlasic Foods International    VL        Jul 97         1.27      0.74        1.14          12.0%           27.00      13.69


                                     Based on closing stock price as of     10/12/98
                                    ------------------------------------------------

                                                               Price/         Price/       Cal. 1998    Cal. 1999
                                       Price        Price/   Cal. 1998      Cal. 1999         PE /         PE /
Company                              per Share     LTM EPS    Est. EPS      Est. EPS      Growth Rate   Growth Rate

United Foods                            3.00        33.3       33.3          33.4               NM            NM

Chiquita Brands Intl.               $  10.13          NM x     12.8 x         9.2 x          128.2%          92.0%
Dean Foods Co.                         47.63        18.2       18.0          16.3            130.7%         118.1%
Fresh America Corp.                    11.25         9.1        7.1           5.7             28.3%          23.0%
Hanover Foods Corp.                    57.00         4.9         NA            NA               NM             NM
Mccormick & Co.                        29.88        21.8       20.3          18.2            213.3%         191.3%
Michael Foods, Inc.                    22.75        12.9       12.5          11.1            104.2%          92.5%
Performance Food Group Co.             20.94        19.4       17.1          14.3             97.9%          81.5%
Seneca Foods Corp.                     13.00          NM         NA            NA               NM             NM
Smithfield Companies, Inc.              6.88        14.9         NA            NA               NM             NM
Smucker (Jm) Co.                       21.50        17.1       16.5          14.9               NM             NM
Sylvan, Inc.                           12.88        11.9       11.4           9.9             76.0%          66.0%
Tyson Foods, Inc.                      21.00        28.8       22.5          14.9            187.2%         124.3%
Vlasic Foods International             18.75        14.8       25.3          16.4            210.5%         136.5%


Median:                                         14.9  x       16.8  x       14.6  x       128.2%        92.5%

Average:                                        15.8          16.3          13.1          130.7%       102.8%

Adjusted Average (excludes high and low):       15.6          16.4          13.4          133.5%       101.6%

(1) When calendar 1999 EPS Multiple is not available it is approximated using company's 5-year projected growth rate.
(2)      MIKL LTM EPS excludes $0.11/sh losses from extraordinary items.

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
               Comparable Company Market Capitalization Multiples

                                                                                   Total         Total
                                           10/12/98   Number of     Total           Debt,       Market            Book
Company                       Ticker        Price      Shares      Equity       Net of Cash     Capital           Value

United Foods                  UFD.A          3.00      6,810         20,430        42,622          63,052         45,518

Chiquita Brands Intl.         CQB         $ 10.13     65,369     $  662,188       987,630     $ 1,649,818        921,147
Dean Foods Co.                DF (1)        47.63     39,970      1,903,571       544,060       2,447,631        687,639
Fresh America Corp.           FRES          11.25      4,864         54,720        20,480          75,200         40,191
Hanover Foods Corp.           3HNFSA        57.00        717         40,869        33,755          74,624         55,470
Mccormick & Co.               MCCRK         29.88     73,404      2,192,945       503,410       2,696,354        360,637
Michael Foods, Inc.           MIKL (2)      22.75     21,963        499,658       136,808         636,466        248,840
Performance Food Group Co.    PFGC          20.94     12,549        262,745        73,881         336,626        141,693
Seneca Foods Corp.            SENEB         13.00      5,985         77,805       318,358         396,163         87,000
Smithfield Companies, Inc.    HAMS           6.88      2,343         16,108        (6,820)          9,288         14,739
Smucker (Jm) Co.              SJM.A (3)     21.50     29,127        626,231        (7,052)        619,179        305,945
Sylvan, Inc.                  SYLN          12.88      6,452         83,070        27,767         110,837         46,860
Tyson Foods, Inc.             TSN           21.00    231,154      4,854,234     2,066,600       6,920,834      2,069,200
Vlasic Foods International    VL            18.75     45,455        852,281       561,747       1,414,028        106,604



                                                                       (In thousands)

                                                               Market       Equity/
                                   LTM         LTM              Cap./        Book
Company                            EBIT       EBITDA           EBITDA        Value

United Foods                        5,443       12,842           4.9           0.45

Chiquita Brands Intl.           $   4,703     $200,219           8.2  x        0.72 x
Dean Foods Co.                      3,142      239,662          10.2           2.77
Fresh America Corp.                   908       12,153           6.2           1.36
Hanover Foods Corp.                     0       22,218           3.4           0.74
Mccormick & Co.                     3,662      242,604          11.1           6.08
Michael Foods, Inc.                12,750      106,802           6.0           2.01
Performance Food Group Co.          1,988       34,725           9.7           1.85
Seneca Foods Corp.                     (4)      43,724           9.1           0.89
Smithfield Companies, Inc.              4        1,771           5.2           1.09
Smucker (Jm) Co.                      683       77,583           8.0           2.05
Sylvan, Inc.                          872       17,253           6.4           1.77
Tyson Foods, Inc.                 (20,500)     635,300          10.9           2.35
Vlasic Foods International        (25,827)     111,355          12.7           7.99



Median:                                         8.2  x       1.85  x

Average:                                        8.2          2.44

Adjusted Average (excludes high and low):       8.0          1.97

(1)      DF LTM EBITDA is estimated as a percent of sales.
(2)      MIKL LTM EBITDA is estimated as a percent of sales.
(3)      SJM.A LTM EBITDA is estimated as a percent of sales.

Comparable Company Analysis

United Foods, Inc. grows, processes, markets and distributes food products.
   The Company's products include frozen asparagus, black-eyed peas, broccoli, Brussel sprouts, carrots, cauliflower, corn, green beans, green peas, green peppers, lima beans, various vegetable mixes and other vegetables. United's products are sold to large national grocery chains and independent food stores.


                               United Foods, Inc.
              Daily Price & Volume Trading Statistics Since 10/2/97

        United Foods Class A                     United Foods Class B

              [GRAPH]                                  [GRAPH]

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97

        Chiquita Brands Intl.                       Dean Foods Co.

              [GRAPH]                                  [GRAPH]


        Fresh America Corp.                       Hanover Foods Corp.

              [GRAPH]                                   [GRAPH]

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97

          McCormick & Co.                           Michael Foods, Inc.

              [GRAPH]                                    [GRAPH]


    Performance Food Group Co.                     Seneca Foods Corp.

             [GRAPH]                                    [GRAPH]

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97

     Smithfield Companies, Inc.                        Smucker (JM) Co.

              [GRAPH]                                       [GRAPH]


            Sylvan, Inc.                               Tyson Foods, Inc.

              [GRAPH]                                       [GRAPH]

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97

                           Vlasic Foods International

                                    [GRAPH]

Comparable Company Analysis

  - Description of Comparable Companies

  Chiquita Brands International, Inc. produces, markets and distributes bananas and other fresh and processed food products sold under the "Chiquita" brand name. The Company's fresh products include mangoes, kiwi and citrus and other tropical fruit. Chiquita also produces private-label and branded canned vegetable and related products, fruit and vegetable juices and other products.

  Dean Foods Company processes, distributes and sell dairy, pickle, specialty and vegetable products. Many of the Company's products are sold under private labels. Dean's products include milk, ice cream and extended shelf-life dairy products; salad dressings, dips and puddings; and pickles, relishes and canned vegetables. The Company also operates a trucking business.

  Fresh America Corporation is an integrated food distribution management company for fresh produce and other perishable refrigerated products. The Company operates in 43 states and Canada through 22 distribution centers. Fresh America operates produce departments in 342 "Sam's Club" stores. "Sam's" is a division of Wal-Mart Stores, Inc.

  Hanover Foods Corporation processes vegetable products. The Company grows, processes, cans, freezes, freeze-dries, packages, markets and distributes its products under its own trademarks, as well as other branded, customer and private labels. Hanover operates in the United States.

Comparable Company Analysis

  - Description of Comparable Companies

   McCormick & Company Incorporated is a specialty food company. The Company manufactures spices, seasonings, flavorings, and other specialty food products and sells such products to the retail food market, the food service market and to industrial food processors throughout the world. McCormick, through its subsidiaries, also manufactures and markets plastic and packaging products.

   Michael Foods, Inc. is a diversified food processor and distributor with interests in eggs and egg products, refrigerated case products, frozen and refrigerated potato products and dairy products. The Company sells these items to supermarkets, food service distributors, manufacturers and fast food operators in Minnesota and surrounding states.

   Performance Food Group Co. markets and distributes food and food-related products to restaurants, hotels, cafeterias, schools and hospitals in the United States. The Company's items include private label food products, canned and dry groceries, poultry, meats, seafood, fresh produce, paper and cleaning supplies and restaurant equipment.

   Seneca Foods Corporation is primarily a fruit and vegetable processing company with manufacturing facilities located throughout the United States. The Company's products are sold under the "Seneca," "Libby's," and "TreeSweet" labels, as well as through the private label and industrial markets. Seneca also, under alliance with The Pillsbury Company, produces canned and frozen vegetables.

Comparable Company Analysis

   - Description of Comparable Companies

   The Smithfield Companies, Inc. produces and markets a wide range of branded food products to the retail grocery and food service industries. The Company's products include frozen barbecues and chilies, cured hams and other pork products, peanuts and cashews. Smithfield's products are sold on a wholesale basis, through catalogs and through its retail stores.

   The J.M. Smucker Company manufactures and markets food products on a worldwide basis. The Company's principal products include fruit spreads, dessert toppings, peanut butter, industrial fruit products, fruit and vegetable juices, juice beverages, syrups, condiments and gift packages. Smucker's products are marketed under trademarks such as "Smucker's," "Simply Fruit" and "Goober."

   Sylvan Inc. produces and distributes mushroom spawn and fresh mushrooms.  The
         Company also distributes a variety of other value-added products and services for use by mushroom growers and produces fresh mushrooms for sale to retailers, distributors and processors of mushroom products in the United States. Sylvan operates in the United States, Europe and Australia.

   Tyson Foods, Inc. produces, markets and distributes a variety of food products. The Company's products include value-enhanced poultry, fresh and frozen poultry, value-enhanced seafood products, fresh and frozen seafood products, prepared foods and other products such as flour and corn tortillas and chips. Tyson also has live swine, animal feed and pet food ingredient operations.

Comparable Company Analysis

   - Description of Comparable Companies

   Vlasic Foods International manufactures and markets branded convenience food products in the frozen food, grocery product, and agricultural product segments. The Company's products include "Swanson" and "Freshbake" frozen foods, "Vlasic" pickles and condiments, "Open Pit" barbecue sauce, and other brands. Vlasic's products are sold in the United States and other countries.

Comparable Transaction Analysis
                               UNITED FOODS, INC.
                    Comparable Transaction Summary Valuation
                         Food Distribution Companies(*)
                                                     (In 000s, except per share)

             Price to Trailing Earnings Multiple Basis:                                      LTM EBIT Multiple Basis:

LTM earnings ended             8/31/98           $    779              LTM EBIT ended                   8/31/98       $   5,443

Adjusted Average Multiple                            23.9  x           Adjusted Average Multiple                           16.4  x
                                                 --------                                                              --------
Valuation                                        $ 18,586
                                                                                                                         89,062
Valuation Per Share (1)                          $   2.73
                                                                       Less total debt, net of cash on   8/31/98         42,622
                                                                                                                      ---------
                                                                       Valuation                                      $  46,440

                                                                       Valuation Per Share (1)                        $    6.82

                   LTM EBITDA Multiple Basis:                                          LTM Revenues Multiple Basis:

LTM EBITDA ended                  8/31/98        $ 12,842              LTM Revenues ended                8/31/98      $201,367

Adjusted Average Multiple                            12.4  x           Adjusted Average Multiple                           1.1   x
                                                 --------                                                             --------

                                                  159,571                                                              215,279

Less total debt, net of cash on   8/31/98          42,622              Less total debt, net of cash on   8/31/98        42,622
                                                 --------                                                             --------

Valuation                                        $116,949              Valuation                                      $172,657

Valuation Per Share (1)                          $  17.17              Valuation Per Share (1)                        $  25.35


              Book Value Multiple Basis:

Book Value at 8/31/98                   $ 45,518

Adjusted Average Multiple                    3.6 x
                                        --------

Valuation                               $162,008

Valuation Per Share                     $  23.79

(1)      Based on 6.8 million shares outstanding.
(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

Comparable Transaction Analysis

                               UNITED FOODS, INC.
                    Comparable Transaction Summary Valuation
    Multiples Based on Agrilink Acquisition of Dean Foods Vegetable Division

                                                                                                        (In 000s, except per share)

           LTM Revenues Multiple Basis:                      LTM EBIT Multiple Basis:                Book Value Multiple Basis:

LTM Revenues ended        8/31/98   $201,367      LTM EBIT ended          8/31/98   $ 5,443     Book Value at 8/31/98    $45,518

Transaction Multiple                     0.8 x    Transaction Multiple                 11.4 x   Transaction Multiple         1.7  x
                                    --------                                        -------                              -------

                                      56,395                                         61,876     Valuation                 75,863

Less total debt,                                  Less total debt,
  net of cash on          8/31/98     42,622        net of cash on        8/31/98    42,622     Valuation Per Share       $11.14
                                    --------                                        -------

Valuation                           $113,773      Valuation                         $19,254

Valuation Per Share                 $  16.71      Valuation Per Share               $  2.83

(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

Comparable Transaction Analysis

                         FOOD DISTRIBUTION COMPANIES(*)    (Dollars in millions)
               Analysis of M&A Transaction Multiples Since 1/1/90

                                                                                 Aggreg. Equity
                                                                                   Consid.         Levered Aggregate Consideration
                                                                                as a Multiple of:  as a Multiple of:
                                                Aggregate       Levered         -----------------  ---------------------
  Date                                            Equity        Aggregate        LTM Net   Book      LTM     LTM     LTM     Percent
Announced   Acquiror / Target                 Consideration  Consideration(2)   Income    Value   Revenue  EBITDA   EBIT   Acquired
---------   ------------------------------    -------------  ----------------   ------    ------  -------  ------   ----   --------
06/07/90    ConAgra Inc
             Beatrice Co                      $1,336.0         $3,294.0          NM        1.5     0.8       6.9    9.6     100.0%

09/28/90    Shareholders
             Pet Inc (Whitman Corp)           $1,607.0         $1,607.0        73.4        2.0     0.9       5.5    6.7     100.0%

10/19/90    MANO Holdings
             B Manischewitz Co                $   42.5         $   42.5        17.0        3.0     1.2       8.5   10.1     100.0%

04/19/91    ConAgra Inc
             Golden Valley Microwave Foods    $  408.4         $  408.4        20.8        3.8     2.3      19.1   30.0     100.0%

07/18/91    HJ Heinz Co
             JL Foods Inc (John Labatt Ltd)   $  500.0         $  500.0          NA         NA     1.1        NA     NA     100.0%

12/20/91    CPC International Inc
             Fearn Intl (Kellogg Co)          $  115.0         $  115.0          NA         NA     1.2        NA     NA     100.0%

01/24/92    Burns Philp Inc
             Durkee-French Foods (Burns)      $   85.0         $   85.0          NA         NA     0.4        NA     NA     100.0%

04/09/92    Ben Hill Griffin Inc
             Orange-co (Stoneridge Res Inc)   $   31.0         $   31.0          NM        0.7     0.5        NM     NM      52.3%

04/22/92    Shareholders
             Ralston-Continental Baking       $  181.1         $  181.1         9.2        2.4     0.2        NA    3.5      55.0%

10/12/92    Dean Foods Co
             WB Roddenbery Co                 $   15.0         $   15.0          NM        1.2     0.3        NM     NM     100.0%

08/12/93    Pro-Fac Cooperative Inc
             Curtice-Burns Foods (Pro-Fac)    $  164.2         $  431.2          NM        2.0     0.5      20.5     NM     100.0%

08/16/93    Shareholders
             Ralcorp Holdings Inc (Ralston)   $  528.0         $  528.0          NA         NA     0.7        NA     NA     100.0%

11/01/93    Dean Foods Co
             Kraft General Foods-Birds Eye    $  140.0         $  140.0        23.3         NA     0.6        NA     NA     100.0%

Comparable Transaction Analysis

                         FOOD DISTRIBUTION COMPANIES(*)    (Dollars in millions)
               Analysis of M&A Transaction Multiples Since 1/1/90

                                                                                 Aggreg. Equity
                                                                                   Consid.         Levered Aggregate Consideration
                                                                                as a Multiple of:  as a Multiple of:
                                                Aggregate       Levered         -----------------  --------------------
  Date                                            Equity        Aggregate       LTM Net   Book      LTM     LTM     LTM     Percent
Announced   Acquiror / Target                 Consideration  Consideration(2)   Income    Value   Revenue  EBITDA   EBIT   Acquired
---------   ------------------------------    -------------  ----------------   ------    ------  -------  ------   ----   --------
03/18/94    Doskocil Cos Inc                     $  135.0       $  135.0            NA       NA    0.7        NA     NA     100.0%
                Intl Multifoods-Prepared Foods

04/18/94    ConAgra Inc                          $  202.0       $  202.0            NA       NA     NA        NA     NA        NA
                Universal Foods-Frozen Foods

04/20/94    Schreiber Foods Inc                  $   11.8       $   11.8          16.9      2.8    0.6       5.6   10.7     100.0%
                Arden International Kitchens

05/23/94    Sandoz AG                            $3,685.7       $3,685.7          32.3     10.1    3.1      16.3   20.0     100.0%
                Gerber Products Co

09/12/94    Kohlberg Kravis Roberts & Co         $2,222.9       $4,622.9            NM      8.6    0.8        NA   40.1     100.0%
                Borden Inc

11/28/94    Campbell Soup Co                     $1,115.0       $1,115.0          24.8     18.3    4.8      23.7   26.3     100.0%
                Pace Foods

01/09/95    Pillsbury Co (Grand Met PLC)         $2,636.5       $2,636.5          23.4      7.3    1.7      10.0   12.2     100.0%
                Pet Inc (Pillsbury/Grand Met)

07/26/95    Shareholders                         $  309.8       $  309.8            NM      0.5    0.2        NA     NM     100.0%
                Earthgrains Co (Anheuser-Busch)

03/15/96    ConAgra Inc                          $  132.0       $  132.0            NA       NA    0.7        NA     NA     100.0%
                Gilroy Foods Inc

06/30/97    JP Foodservice Inc                   $  770.6       $1,510.6            NM      2.3    2.9        NM     NM     100.0%
                Rykoff-Sexton Inc

09/09/97    Shareholders                         $1,004.8       $1,004.8            NA       NA    0.7        NA     NA     100.0%
                Campbell Soup-Noncore Bus(7)

09/18/97    Chiquita Brands International        $   10.9       $   42.9            NM      1.8    0.2        NM     NM     100.0%
                Stokely USA Inc

09/29/97    Suiza Foods Corp                     $  855.9       $1,035.9          47.0      8.6    2.1        NA   26.6     100.0%
                Morningstar Group Inc

Comparable Transaction Analysis

                         FOOD DISTRIBUTION COMPANIES(*)    (Dollars in millions)
               Analysis of M&A Transaction Multiples Since 1/1/90


                                                                                Aggreg. Equity
                                                                                  Consid.         Levered Aggregate Consideration
                                                                               as a Multiple of:  as a Multiple of:
                                                Aggregate       Levered        ----------------   ---------------------
  Date                                            Equity        Aggregate      LTM Net   Book      LTM      LTM     LTM     Percent
Announced  Acquiror / Target                 Consideration  Consideration(2)  Income    Value     Revenue  EBITDA   EBIT   Acquired
---------  ------------------------------    -------------  ----------------  ------    ------    -------  ------   ----   --------

10/01/97   Chiquita Brands International       $ 27.0           $ 29.0         7.5        1.1       0.4      NA     NA      100.0%
                American Fine Foods Inc

02/18/98   Agrilink Foods (Pro-Fac)            $  6.9           $  6.9          NA         NA        NA      NA     NA      100.0%
                Delagra Corp

05/08/98   Agrobios (Desc SA de CV)            $141.9           $141.9          NM        3.2       2.7      NM     NM      100.0%
                Authentic Specialty Foods Inc

07/21/98   Agrilink Foods (Pro-Fac)                NA               NA          NA         NA        NA      NA     NA      100.0%
                JA Hopay Distributing Co

07/27/98   Agrilink Foods (Pro-Fac)            $480.0           $482.0          NA        1.7       0.8      NA     11.4    100.0%
                Dean Foods Co-Vegetable Ops


Average:               26.9       4.1       1.2       12.9       17.3

Adjusted Average       23.9       3.6       1.1       12.4       16.4

(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.
(2) Levered aggregate consideration is defined as aggregate equity consideration plus total debt, net of cash and equivalents.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                           Target  Target   Target
                                                                 Value                      Share-   Net     Net   Target  Target
                                                        Equity    of      Price            holders  Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per   Shares     Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share  Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------ -------- --------  -----  ---------  ------ -------- ------ ------  -------
  6/7/90   8/14/90  ConAgra Inc     Beatrice Co        $1,336.0 $3,294.0    --      --      $864.0 $4,310.0 $11.0  $343.0  $478.0
           Advisor    Gleacher & Co   Salomon Brothers
           -------
    Company Status    Public          Sub.
    --------------



               Total                   % of     Status/
   Date       Debt,Net       Total    Shares     Form/
Announced     of Cash       Assets     Acq.     Attitude
---------     --------     --------  ------  --------------
  6/7/90       $1,016.0    $3,472.0    100     Completed
                                             Acq. of Assets
                                                Friendly



         Deal Description
         ----------------
         ConAgra acquired Beatrice from Kohlberg Kravis Roberts (KKR) for $3.294 bil in cash, common stock, preferred stock, and the assumption of Beatrice's liabilities. The consideration consisted of $626 mil in cash, $355 mil in common stock and $355 mil in 2 series of preferred stock plus the assumption of $1.958 bil of Beatrice's liabilities. The deal had been subject to governmental approval due to antitrust issues. Gleacher acted as financial advisor to ConAgra.

         Target Business Description
         ---------------------------
         Produce food, consumer prod

         Acquiror Business Description
         -----------------------------
         Produce meats,eggs,cooking oil


 9/28/90  4/4/91   Shareholders   Pet Inc(Whitman Corp)  $1,607.0  $1,607.0  $15.63  102.8   $801.6  $1,863.2  $21.9  $241.5  $291.5
            Advisor   --             First Boston Corp.
            -------
     Company Status   Priv.           Sub.
     --------------



  9/28/90  $130.0   $1,531.4   100     Completed
                                      Acquisition
                                        Not Appl.

         Deal Description
         ----------------
         Whitman completed the spinoff of Pet for $1.607 bil, based on Pet's closing share price of $15.625 on April 4, its first day of trading. First Boston was retained to study a possible restructure plan and recommended the spinoff. The transaction was conducted by means of a stock dividend in which shareholders received one share of Pet for every Whitman share held. In anticipation of the spinoff, Whitman restructured its major food operations, splitting them into three divisions. In 1989, Pet generated $1.755 bil in sales and $280 mil in pre-tax operating profit.

         Target Business Description
         ---------------------------
         Dairy products, canned foods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                             Target  Target  Target
                                                                 Value                       Share-   Net     Net   Target  Target
                                                        Equity    of      Price              holders Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per     Shares    Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share   Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------- ------  -------- -------  ---------  ------  ------  ------ ------  -------
10/19/90   1/18/91  MANO Holdings   B Manischewitz Co   $42.5     $42.5  $800.00      0.1     $14.2   $34.2    $2.5    $4.2   $5.0
           Advisor   TGV Partners      Lehman Brothers
           -------
    Company Status   Priv.             Public
    --------------




              Total                      % of      Status/
   Date      Debt,Net       Total       Shares      Form/
Announced    of Cash       Assets        Acq.      Attitude
---------    --------     --------  -------------- --------
10/19/90        --         $18.4          100       Completed
                                                      Merger
                                                    Friendly

         Deal Description
         ----------------
         MANO Holdings, an investor group led by Kohlberg and including TGV Partners and management, acquired B Manischewitz in a leveraged buyout transaction valued at $800 in cash per share, or $42.5 mil. MANO accepted 81% of B Manischewitz' shares (42,975 shares) that were tendered in the offer and acquired the rest for $800 in cash per share. Under the terms of the agreement, senior management was to retain an equity interest in MANO Holdings.

         Target Business Description
         ---------------------------
         Produce, whl, ret matzos

         Acquiror Business Description
         -----------------------------
         Investor group; holding co


4/19/91 7/11/91 ConAgra Inc Golden Valley Microwave Foods $408.4 $408.4 $26.39 17.6 $108.0 $177.6 $19.6 $13.6 $21.4

          Advisor     Gleacher & Co   Goldman, Sachs & Co.
          -------
   Company Status     Public          Public
   --------------
4/19/91   $52.7 $180.8 100  Completed
                            Merger
                            Friendly


         Deal Description
         ----------------
         ConAgra acquired Golden Valley Microwave Foods (GV) in a stock transaction valued at $464.5 mil. GV shareholders received .5676 shares of ConAgra for each of GV's 18.8 mil fully diluted common shares. Based on ConAgra's closing stock price of $47.375 on Apr 18, the last full trading day prior to the announcement, each share of GV had an indicated value of $26.39. ConAgra also agreed to convert 600,000 GV warrants, held by an affiliate of Chase Manhattan Bank, for 340,560 rights to buy ConAgra stock at $60.48.

         Target Business Description
         ---------------------------
         Produce microwave food prod


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
 7/18/91   8/23/91  HJ Heinz Co     JL Foods Inc (John Labatt Ltd)  $500.0  $500.0    --        --       --   $475.0    --    --
          Advisor     Dillon, Read    James D. Wolfensohn Inc.
          -------
   Company Status     Public          Sub.
   --------------



            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
 7/18/91      --         --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         HJ Heinz acquired the JL Foods unit of John Labatt for $500 mil in cash. John Labatt had disclosed in May 1991 that it was seeking a buyer for its JL Foods unit. Officials said the planned divestiture was consistent with John Labatt's stated strategy to focus on its core brewing, entertainment and dairy operations. The transaction had been subject to US and Canadian regulatory approval.

         Target Business Description
         ---------------------------
         Produce, whl frozen foods


         Acquiror Business Description
         -----------------------------
         Canned food preparations


12/20/91  1/31/92  CPC International Inc  Fearn Intl (Kellogg Co) $115.0  $115.0  --   --   --   $100.0  --   --
         Advisor     Salomon Brothers       Lehman Brothers
         -------
  Company Status     Public                 Sub.
  --------------



12/20/91  --   --   --    100  Completed
                                 Merger
                                Friendly

         Deal Description
         ----------------
         CPC International acquired all the outstanding common stock of Fearn International, a subsidiary of Kellogg, including the Le Gout product line for a $115 mil in cash. Lehman Brothers acted as financial advisor to Kellogg while Salomon Brothers advised CPC International.

         Target Business Description
         ---------------------------
         Produce soups and desserts


         Acquiror Business Description
         -----------------------------
         Produce soups, sauces, food prod


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
1/24/92    8/3/92   Burns Philp Inc Durkee-French Foods (Burns)     $85.0   $85.0    --        --       --   $200.0    --     --
       Advisor      --              --
       -------
Company Status      Sub.            Sub.
--------------


            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
1/24/92        --        --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         Burns Philp Inc, a unit of Burns Philp & Co, acquired Durkee-French Foods from Reckitt & Coleman for $85 mil in cash, including $7 mil to be held in escrow pending finalization of certain accounts.

         Target Business Description
         ---------------------------
         Produce mustard, sauces


         Acquiror Business Description
         -----------------------------
         Produce yeast, vinegar, spices


 4/9/92 5/28/92 Ben Hill Griffin Inc Orange-co (Stoneridge Res Inc)$31.0 $31.0 --  --  $85.6 $126.5 ($8.7) ($9.0)
       Advisor    --                   Donaldson, Lufkin & Jenrette
       -------
Company Status    Priv.                Public
--------------


4/9/92  ($4.2) $45.9   $149.8  52.3    Completed
                                     Acq. Maj. Int.
                                       Friendly

         Deal Description
         ----------------
         Ben Hill Griffin acquired a 52.3% interest in Orange-co held by Stoneridge Resources for $31 mil. Stonebridge Resources said in October 1990 that it was seeking a buyer for all of its assets for the purpose of raising cash to distribute a liquidation dividend to shareholders. Stonebridge retained Donaldson Lufkin & Jenrette Securities as a financial advisor.

         Target Business Description
         ---------------------------
         Prod oranges, juices, plastics


         Acquiror Business Description
         -----------------------------
         Frozen fruits, juices, vegetable



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                    Target  Target   Target
                                                                           Value                    Share-    Net      Net   Target
                                                                   Equity    of   Price             holders  Sales   Income   EBIT
   Date     Date                                                   Value   Deal   Per      Shares   Equity    LTM      LTM     LTM
Announced Effective Acquiror        Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)  ($mil)   ($mil)  ($mil)
--------- --------- --------------  -----------------------------  ------  ------ ------- --------- ------- -------  ------  -------
 4/22/92   8/2/93   Shareholders    Ralston-Continental Baking     $181.1  $181.1  $8.75    37.6    $137.4  $2,014.5  $35.8   $92.9
         Advisor      -               Lehman Brothers
         -------
  Company Status      Priv.           Sub.
----------------

           Target
            EBITDA   Total             % of      Status/
   Date      LTM    Debt,Net   Total  Shares      Form/
Announced  ($mil)   of Cash   Assets   Acq.      Attitude
---------  -------  --------  ------  ------  --------------
 4/22/92      --       --     $844.9    55      Completed
                                              Acq. Maj. Int.
                                                Not Appl.

         Deal Description
         ----------------
         Ralston Purina (RP) completed the spinoff of 20.7 mil new common shares, or a 55% interest, in its newly created Ralston-Continental Baking Group (CBG) to shareholders in a targeted stock recapitalization valued at $181.12 mil. Shareholders of record as of Jul 30 received 1 CBG share for every 5 RP share held. Ralston Purina had originally planned to spinoff the entire unit in April 1992. CBG was created in order to separate the performance of RP's baking and non-baking interests.

         Target Business Description
         ---------------------------
         Produce bakery products


         Acquiror Business Description
         -----------------------------
         Investor group


10/12/92 2/1/93 Dean Foods Co WB Roddenbery Co   $15.0 $15.0 --  --  $12.8 $54.8 ($1.7) ($1.4)
       Advisor   --            KPMG Peat Marwick
       -------
Company Status   Public        Priv.
--------------


10/12/92  ($0.5) $0.8  $19.1  100  Completed
                                     Merger
                                   Friendly




         Deal Description
         ----------------
         Dean Foods acquired all the outstanding stock of WB Roddenbery in exchange for 535,000 of its common shares valued at $14.2 mil. The value of the shares was based on Dean's closing stock price of $26.5 per share on Oct 9, the last full trading day prior to the announcement. The transaction had been subject to Federal Trade Commission approval.

         Target Business Description
         ---------------------------
         Produce pickles, vinegar, syrup


         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                              Target Target  Target
                                                                                     Value                    Share-  Net     Net
                                                                             Equity   of     Price           holders Sales   Income
   Date     Date                                                             Value   Deal     Per    Shares   Equity  LTM     LTM
Announced Effective Acquiror                 Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil)
--------- --------- --------------           -----------------------------   ------  ------  ------ --------- ------ ------  ------
 8/12/93   11/3/94  Pro-Fac Cooperative Inc  Curtice-Burns Foods(Pro-Fac)    $164.2   $431.2 $19.00   8.6     $81.3  $854.8  ($18.5)
          Advisor     Dillon, Read             Donaldson, Lufkin & Jenrette
          -------     Priv.                    Public
   Company Status
   --------------

            Target      Target
             EBIT       EBITDA        Total                % of     Status/
   Date      LTM         LTM         Debt,Net   Total     Shares     Form/
Announced   ($mil)      ($mil)       of Cash   Assets      Acq.     Attitude
---------   ------      ------       --------  ------     ------   ---------
8/12/93     ($5.2)      $21.0        $257.5    $463.6     100      Completed
                                                                     Merger
                                                                    Friendly


         Deal Description
         ----------------
         Pro-Fac Cooperative (PFC) acquired Curtice-Burns (CBF) for a total of $19 in cash per share, or a total value of $424.25 mil, by accepting 8,276,439 common shares, or 96% of the outstanding shares. Included in the value was PFC's assumption of $267 mil of CBF's debt. PFC had originally offered $16.87 in cash per share held. The tender offer was contingent upon at least 90% of CBF's Class A and B shares being tendered. Dean Foods withdrew its offer to acquire CBF.

         Target Business Description
         ---------------------------
         Produce soft drinks, foods


         Acquiror Business Description
         -----------------------------
         Provide food marketing service

8/16/93  3/31/94 Shareholders  Ralcorp Holdings Inc (Ralston) $528.0  $528.0  $16.00  33.0   --  $808.6  --
        Advisor    --            Wasserstein, Perella
        -------    Priv.         Sub.
 Company Status
 --------------

8/16/93  --   --   --   --     100   Completed
                                    Acquisition
                                      Not Appl.

         Deal Description
         ----------------
         Ralston Purina Group, a unit of Ralston Purina, spun off its newly formed Ralcorp Holdings (RH) unit, consisting of its cereal, Beech-Nut baby food, cracker, cookie, resort, and coupon redemption businesses to shareholders in a transaction valued of $528 mil based on RH's closing stock price of $16 per share on Apr 1, the first full trading day of newly issued RH shares. The shares in the spinoff would be distributed at a ratio of 1 RH share for every 3 shares of Ralston Purina Group. The unit included its Keystone and Breckenridge ski resorts.

         Target Business Description
         ---------------------------
         Produce cereal, baby food


         Acquiror Business Description
         -----------------------------


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90


                                                                                                                 Target Target
                                                                                        Value                    Share-  Net
                                                                                Equity   of     Price            holders Sales
   Date     Date                                                                Value   Deal     Per    Shares   Equity  LTM
Announced Effective Acquiror                    Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)
--------- --------- --------------              -----------------------------   ------  ------  ------ --------- ------ ------
 11/1/93  12/27/93  Dean Foods Co               Kraft General Foods-Birds Eye    $140.0 $140.0    --      --       --   $250.0
          Advisor    JP Morgan Securities, Inc.   Morgan Stanley
          -------
   Company Status    Public                       Sub.
   --------------

           Target
            Net   Target   Target
           Income  EBIT    EBITDA    Total                % of       Status/
   Date     LTM    LTM      LTM     Debt,Net    Total     Shares      Form/
Announced  ($mil) ($mil)   ($mil)   of Cash    Assets      Acq.      Attitude
---------  ------ ------   ------   --------   ------     ------  --------------
 11/1/93    $6.0    --       --        --         --        100     Completed
                                                                  Acq. of Assets
                                                                     Friendly



         Deal Description
         ----------------
         Dean Foods acquired the BirdsEye frozen vegetable business of Kraft General Foods, a unit of Philip Morris, for $140 mil. The transaction had been subject to regulatory approval.



         Target Business Description
         ---------------------------
         Prod frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products


3/18/94 6/1/94 Doskocil Cos Inc  Intl Multifoods-Prepared Foods $135.0 $135.0 --  --  --  $185.0
       Advisor   --               Lehman Brothers
       -------
Company Status   Public           Sub
--------------

3/18/94   --    --    --    --    --    100    Completed
                                                Acq. of
                                                 Assets
                                                Friendly


         Deal Description
         ----------------
         Doskocil acquired the prepared foods division of International Multifoods (IM) for $135 mil in cash. In September 1993, IM's board had announced that it was seeking to divest its prepared foods division. The division included its frozen specialty foods and meats businesses. Later IBP acquired the meats business.


         Target Business Description
         ---------------------------
         Produce prepared foods



         Acquiror Business Description
         -----------------------------
         Produce sausages, prepared meat



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                Target Target  Target
                                                                       Value                    Share-  Net     Net   Target
                                                               Equity   of     Price            holders Sales  Income  EBIT
   Date     Date                                               Value   Deal     Per    Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror     Target                        ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- -----------  ----------------------------- ------  ------  ------ --------- ------ ------  ------ ------
 4/18/94    --      ConAgra Inc  Universal Foods-Frozen Foods  $202.0  $202.0    --       --      --     --      --     --
          Advisor     --           Goldman, Sachs & Co.
          -------
   Company Status     Public       Sub.
   --------------

            Target
            EBITDA    Total             % of       Status/
   Date       LTM    Debt,Net   Total  Shares      Form/
Announced   ($mil)   of Cash   Assets   Acq.      Attitude
---------   ------  ---------  ------  ------  --------------
 4/18/94      --        --       --      --       Pending
                                               Acq. of Assets
                                                  Friendly


         Deal Description
         ----------------
         ConAgra agreed to acquire the frozen foods business of Universal Foods for an amended $202 mil in cash. The initial value was $220 mil, including $57 mil in performance-related payments. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce frozen foods



         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


4/20/94 11/30/94 Schreiber Foods Inc  Arden International Kitchens  $11.8 $11.8 $3.90 3.0 $4.2 $19.5 $0.7  $1.1
        Advisor    --                   --
        -------
 Company Status    Priv.                Public
 --------------


4/20/94   $2.1 $0.9 $6.9  100    Completed
                                  Merger
                                 Friendly

         Deal Description
         ----------------
         Schreiber Foods (SF) acquired Arden International Kitchens (AIK) for an amended $11.8 mil in cash, or $3.90 per common share. SF had originally agreed to acquire AIK for $4 per share, or a total value of $12.1 mil.



         Target Business Description
         ---------------------------
         Produce frozen foods for



         Acquiror Business Description
         -----------------------------
         Produce meat and food products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target   Target
                                                                          Value                      Share-   Net      Net    Target
                                                                Equity    of       Price              holders Sales    Income   EBIT
   Date      Date                                               Value     Deal     Per     Shares    Equity   LTM      LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)    ($mil)   Share   Out.(mil)  ($mil)  ($mil)   ($mil) ($mil)
---------  ---------  ---------------   ---------------------   --------  -------- ------  --------- ------  -------- ------  ------
 5/23/94   12/19/94   Sandoz AG         Gerber Products Co      $3,685.7  $3,685.7 $53.00  69.5      $364.7  $1,202.5 $114.2  $184.0
          Advisor       Morgan Stanley    Wasserstein, Perella
          -------
   Company Status       Public            Public
   --------------


             Target
             EBITDA      Total                % of    Status/
   Date       LTM       Debt,Net   Total     Shares    Form/
Announced    ($mil)     of Cash    Assets     Acq.    Attitude
---------    -------    --------  --------   ------  ---------
 5/23/94      $226.0    $84.7     $1,013.9    100    Completed
                                                      Merger
                                                     Friendly

         Deal Description
         ----------------
         Sandoz completed its merger with Gerber Products (GP) in a transaction valued at $3.68 bil. Earlier, Sandoz had completed its tender offer for all the common shares of GP for $53 in cash per share, by accepting
         69.08 mil shares, or about 99.2% of GP's shares outstanding. The offer had been conditioned upon Sandoz receiving at least a majority of GP's stock. The transaction had been subject to regulatory approval, including the approval of the Federal Trade Commission under the Hart-Scott-Rodino Act, and the Superintendent of Insurance of New York.

         Target Business Description
         -----------------------------
         Manfr baby foods and products



         Acquiror Business Description
         -----------------------------
         Manufacture dyestuffs


 9/12/94 3/14/95 Kohlberg Kravis Roberts & Co Borden Inc            $2,222.9 $4,622.9 $13.61 170.3 $257.5 $5,498.2 ($114.2) $115.4
        Advisor    Morgan Stanley      Credit Suisse First Boston
        -------
 Company Status    Priv.               Public
 --------------




 9/12/94   --  $1,682.7 $4,055.9 100  Completed
                                       Merger
                                      Friendly

         Deal Description
         ----------------
         Kohlberg Kravis Roberts (KKR) merged with Borden (BN) in an amended stock swap valued at $4.643 bil, including $2.4 bil in the assumption of liabilities. The value included a 16.5% stake KKR acquired in Borden through a lockup agreement valued at $309.518 mil. Earlier, KKR had completed a tender offer to acquire all the shares of BN in exchange for 2.29146 RJR shares, valued at $13.606, per BN share held, by accepting 90 mil shares, or about 63.5% of BN's total shares outstanding. The offer had been conditioned upon a minimum of 41% of BN's shares being tendered.

         Target Business Description
         ---------------------------
         Produce dairy prods, snacks



         Acquiror Business Description
         -----------------------------
         Leverage buyout firm



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target  Target
                                                                         Value                       Share-   Net     Net
                                                                Equity    of      Price              holders Sales   Income
   Date      Date                                               Value    Deal      Per     Shares    Equity   LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)   ($mil)   Share   Out.(mil)  ($mil)  ($mil)  ($mil)
---------  ---------  ---------------   ---------------------   ------   -------- ------  ---------  ------  ------  ------
11/28/94    1/30/95   Campbell Soup Co  Pace Foods              $1,115.0 $1,115.0 --        --       $61.0   $230.0  $45.0
           Advisor      --                Goldman, Sachs & Co.
           -------
    Company Status      Public            Priv.
    --------------


              Target    Target
               EBIT     EBITDA     Total                % of        Status/
   Date        LTM        LTM    Debt,Net   Total     Shares       Form/
Announced     ($mil)    ($mil)   of Cash    Assets     Acq.       Attitude
---------     ------   --------  --------   ------  ---------  --------------
11/28/94      $42.4     $47.0       --      $112.7     100       Completed
                                                               Acq. of Assets
                                                                  Friendly

         Deal Description
         ----------------
         Campbell Soup acquired Pace Foods for $1.115 bil in cash.




         Target Business Description
         ---------------------------
         Produce pickled vegetables



         Acquiror Business Description
         -----------------------------
         Produce soups, food products


1/9/95 5/12/95 Pillsbury Co (Grand Met PLC) Pet Inc (Pillsbury/Grand Met) $2,636.5 $2,636.5 $26.00 100.4 $362.2 $1,576.3 $112.6
       Advisor    Morgan Stanley             Lazard Freres & Co.
       -------
Company Status    Sub.                       Sub.
--------------


 1/9/95 $216.7 $262.5 $528.1 $1,175.5 100 Completed
                                            Merger
                                           Friendly

         Deal Description
         ----------------
         Pillsbury, a unit of Grand Metropolitan (GM), completed its merger with Pet in a transaction valued at $2.636 bil. Earlier, Pillsbury completed its tender offer for all the outstanding common shares of Pet for $26 in cash per share, by accepting 95,364,543 shares, or 95% of Pet's common stock outstanding. The offer had been conditioned upon GM receiving at least 50% of Pet's shares outstanding, and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Dairy products, canned foods



         Acquiror Business Description
         -----------------------------
         Produce flour, grain mill prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                 Target   Target  Target
                                                                        Value                    Share-    Net     Net    Target
                                                                Equity   of    Price             holders  Sales   Income   EBIT
   Date     Date                                                Value   Deal    Per    Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror     Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------ ------------------------------ ------  ------ ------ ---------  ------  -------- ------  ------
 7/26/95   3/27/96  Shareholders Earthgrains Co (Anheuser-Busch)$309.8  $309.8 $30.38    10.2    $573.8  $1,664.6 ($25.7) ($31.2)
           Advisor      --           Dillon, Read
           -------
    Company Status      Priv.        Sub.
    --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
 7/26/95       --      $56.2     $1,130.1     100      Completed
                                                      Acquisition
                                                       Not Appl.


         Deal Description
         ----------------
         Anheuser-Busch (AB) completed the spin off its Earthgrains (EA) unit to shareholders in a transaction valued at $309.83 mil. Each AB common shareholder received 1 EA common share for every 25 AB shares held. EA's shares were valued based on EA's closing stock price of $30.375 on Mar 27, the first full trading day on a non-when issued basis. Earlier, EA was known as as Cambell Taggart.


         Target Business Description
         ---------------------------
         Baked goods, frozen foods


         Acquiror Business Description
         -----------------------------
         Investor group

8/29/96 ConAgra Inc Gilroy Foods Inc $132.0 $132.0 --  --  --  $200.0 --  --
Advisor  --          --
-------
Company Status    Public      Sub.
--------------

3/15/96  --     --      --       100    Completed
                                      Acq. of Assets
                                         Friendly

         Deal Description
         ----------------
         ConAgra acquired Gilroy Foods, a unit of McCormick, for $132 mil in cash.


         Target Business Description
         ---------------------------
         Produce dried fruits


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                              Target   Target  Target
                                                                      Value                   Share-    Net     Net    Target
                                                              Equity   of    Price            holders  Sales   Income   EBIT
   Date     Date                                              Value   Deal    Per   Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror           Target                 ($mil)  ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------------ ---------------------  ------  ------ ------ --------- ------  -------  ------  --------
6/30/97   12/23/97  JP Foodservice Inc Rykoff-Sexton Inc      $770.6  $1,510 $24.41    28.0   $336.0  $519.9   ($60.2)  ($79.5)
          Advisor     PaineWebber        Merrill Lynch & Co.
          -------
   Company Status     Public             Public
   --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
6/30/97     ($73.0)  $483.2     $1,217.2    100      Completed
                                                         Merger
                                                       Friendly


         Deal Description
         ----------------
         JP Foodservice (JP) merged with Rykoff-Sexton (RS) in a merger-of-equals stock swap transaction valued at an amended $1.436 bil, including the assumption of $740 mil in liabilities. JP offered an amended .775 common shares per RS share. Originally, JP offered .82 common shares per RS share. Based on JP's closing stock price of $31.5 on June 27, the last full trading day prior to the announcement of amended terms, each RS share was valued at $24.4125. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Wholesale grocery products

         Acquiror Business Description
         -----------------------------
         Wholesale groceries

9/9/97 3/11/98 Shareholders Campbell Soup-Noncore Bus(7) $1,004  $1,004.8 $22.13  45.4  --   $1,400   --   --
       Advisor --                   Goldman, Sachs & Co.
       -------
Company Status    Priv.        Sub.
--------------
9/9/97 --     --      --      100    Completed
                                     Acquisition
                                     Not Appl.

         Deal Description
         ----------------
         Campbell Soup (CS) spun off its 7 noncore businesses including the Swanson frozen dinner and Vlasic pickle brands into a new company named Vlasic Foods (VF) to its shareholders in a transaction valued at $1.004 bil. CS shareholders received 1VF common share for every 10 CS shares held. The shares were valued based on VF's closing stock price of $22.125 on March 11, the first full trading day on which the shares were distributed.

         Target Business Description
         ---------------------------
         Produce, whl soups, food prods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                                 Target   Target
                                                                                         Value                   Share-    Net
                                                                                  Equity   of   Price            holders   Sales
   Date     Date                                                                   Value   Deal  Per    Shares   Equity    LTM
Announced Effective Acquiror                      Target                          ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)
--------- --------- ----------------------------- ------------------------------  ------ ------ ------ --------- -------  ------
 9/18/97   1/16/98  Chiquita Brands International Stokely USA Inc                 $10.9  $42.9  $1.00    11.4     $6.1    $178.9
         Advisor     No Investment Bank Retained    Donaldson, Lufkin & Jenrette
         -------
  Company Status     Public                         Public
  --------------


           Target
             Net   Target  Target
           Income  EBIT    EBITDA    Total               % of      Status/
   Date      LTM    LTM     LTM    Debt, Net  Total     Shares     Form/
Announced  ($mil)  ($mil)  ($mil)   of Cash   Assets      Acq.     Attitude
---------  ------  ------  ------  --------   --------  ---------  -----------
 9/18/97   ($19.4) ($8.9)  ($2.9)   $74.7      $116.5      100      Completed
                                                                      Merger
                                                                     Friendly



         Deal Description
         ----------------
         Chiquita Brands International (CBI) acquired all the outstanding common stock of Stokely USA (SU) in exchange for $1 in common stock per share, or a total value of approximately $43.389 mil, including the assumption of about $32 mil in liabilities.



         Target Business Description
         ------------------------------
         Prod canned fruits, vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits

9/29/97 12/1/97 Suiza Foods Corp                Morningstar Group Inc  $855.9 $1,035.9 $45.85 15.4 $99.4  $497.6
       Advisor    Donaldson, Lufkin & Jenrette  Goldman, Sachs & Co.
       -------
Company Status    Public                        Public
--------------


9/29/97  $18.2  $38.9  --  178.5  $352.3 100  Completed
                                                Merger
                                               Friendly


         Deal Description
         ----------------
         Suiza Foods (SF) acquired Morningstar Group (MG) in a stock swap transaction valued at approximately $971.957 mil, including the assumption of $180 mil in liabilities. SF offered .85 SF common shares per MG share. Based on SF's closing stock price of $53.9375 on Sep 26, the last full trading day prior to the announcement, each MG share was valued at $45.85. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Produce dairy products



         Acquiror Business Description
         -----------------------------
         Produce milk, related prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of    Price           holders   Sales  Income
   Date     Date                                                             Value   Deal    Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                      Target                    ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ----------------------------- ------------------------  ------ ------ ------ --------- ------  -------  ------
 10/1/97  12/9/97   Chiquita Brands International American Fine Foods Inc   $27.0   $29.0   --      --      $25.6   $79.8    $3.6
         Advisor      --                            JP Morgan & Co. Inc.
         -------
  Company Status      Public                        Priv.
  --------------



           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt,Net    Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash     Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------  -----------
 10/1/97     --      --      --        $52.0       100      Completed
                                                              Merger
                                                             Friendly


         Deal Description
         ----------------
         Chiquita Brands International acquired all the outstanding stock of American Fine Foods for $29 mil. The consideration consisted of $27 mil in common stock and the assumption of $2 mil in liabilities. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce canned vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits


       3/31/98 Agrilink Foods (Pro-Fac) Delagra Corp $6.9  $6.9 --  --  --  --
       Advisor    --                      --
       -------
Company Status    Sub.                    Priv.
--------------


2/18/98   --     --     --     100    Completed
                                      Acq. of Assets
                                        Friendly



         Deal Description
         ----------------
         Pro-Fac Cooperative Inc, acquired Delagra Corp (DE). Terms were not disclosed. Upon completion, DE was to be incorporated to AF's Curtice Burns Foods subsidiary.



         Target Business Description
         ---------------------------
         Produce frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of   Price            holders  Sales  Income
   Date     Date                                                             Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                         ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ------------------------------ ------ ------ ------ --------- ------  -------  ------
 5/8/98    6/15/98  Agrobios (Desc SA de CV) Authentic Specialty Foods Inc  $141.9 $141.9 $17.00   8.0      $40.5   $37.2    ($0.6)
          Advisor     JP Morgan & Co. Inc.     Donaldson, Lufkin & Jenrette
          -------
   Company Status     Sub.                     Public
   --------------


           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt, Net   Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------   ---------
 5/8/98     ($0.4)  $0.8     $10.2     $58.8        100     Completed
                                                              Merger
                                                             Friendly

         Deal Description
         ----------------
         Agrobios (AB), a unit of Desc SA de CV, acquired all the outstanding common stock of Authentic Specialty Foods Inc (ASF) for $17 in cash per share, or a total value of $141.876 mil. Earlier, AB completed its tender offer for ASF by accepting 7.8 million shares, or 89% of ASF's shares outstanding. The offer had been conditioned upon at least 66.67% of ASF's shares being tendered on a fully-diluted basis.


         Target Business Description
         ---------------------------
         Whl, mnfr Mexican foods



         Acquiror Business Description
         -----------------------------
         Mnfr, whl foods products



7/21/98 Agrilink Foods (Pro-Fac) JA Hopay Distributing Co --  --  --  --  --  $8.0 --
Advisor     --                      --
-------
Company Status     Sub.                    Priv.
--------------

7/21/98  --  --  --  --  100   Completed
                             Acq. of Assets
                                Friendly

         Deal Description
         ----------------
         Agrilink Foods, a unit of Pro-Fac Cooperative Inc, acquired JA Hopay Distributing Co.




         Target Business Description
         ---------------------------
         Distribution of snack foods



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                         Target   Target  Target
                                                                                 Value                   Share-    Net      Net
                                                                          Equity   of   Price            holders  Sales  Income
   Date     Date                                                           Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                       ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ---------------------------- ------ ------ ------ --------- ------  -------  ------
7/27/98    9/24/98  Agrilink Foods (Pro-Fac) Dean Foods Co-Vegetable Ops  $480.0 $482.0   --      --       --     $620.6    --
          Advisor     -                        Merrill Lynch & Co.
          -------
   Company Status     Sub.                     Sub.
   --------------



           Target  Target
           EBIT    EBITDA    Total                 % of        Status/
   Date     LTM     LTM    Debt, Net   Total      Shares       Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.       Attitude
---------  ------  ------  --------   --------  ---------  --------------
7/27/98    $42.4     --       --         --        100        Completed
                                                           Acq. of Assets
                                                              Friendly

         Deal Description
         ----------------
         Agrilink Foods (AF), a unit of Pro-Fac Cooperative Inc, acquired the vegetable operations of Dean Foods Co for an estimated $370 mil in cash, a $30 mil note and AF's aseptic foods business. Included in the acquisition were the Birds Eye, Freshlike and VegAll brand names.



         Target Business Description
         ---------------------------
         Mnfr frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables


*Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

Discounted Cash Flow Analysis

   Average Valuation Per Share (1)


     Projected         No Expenses          $500,000 of             $750,000 of        $1,000,000 of
   Growth Rate         Added Back          Cost Savings            Cost Savings        Cost Savings
                       -----------------------------------------------------------------------------
       0.0%              $ 2.08                $ 2.56                  $ 2.81              $ 3.05

       2.5%              $ 2.88                $ 3.37                  $ 3.62              $ 3.86

       5.0%              $ 3.77                $ 4.26                  $ 4.50              $ 4.74
                       -----------------------------------------------------------------------------

(1) Based on 6.8 million shares outstanding.

Discounted Cash Flow Analysis
      United Foods, Inc.
      Calculation of Weighted Average Cost of Capital

                                                 (in thousands except per share)

 Weighted Average Cost of Capital (WACC) = (Equity % of Capitalization)(Cost of
               Equity) + (Debt % of Capitalization)(Cost of Debt)


                   28.6% Equity (13.83%) + 71.4% Debt (5.58%)

                                      7.9%

                Cost of Equity                                                     Data Used
-----------------------------------------------------              ----------------------------------------------
         Cost of Equity  = Rf + B (Rm - Rf)                        Capital Asset Pricing Model                (a)

         Risk Free Rate  = Rf                                      10 Year Treasury Yield =             4.49% (b)

    Beta of Common Stock  = B                                      UFD Beta =                             0.7 (c)

    Market Risk Premium  = (Rm - Rf)                               Common Stock Returns
                                                                   over Int.-term Gov't Bonds  =          8.9% (d)
          Cost of Equity  = 4.5% + .7*(8.9%) + 3.5%                Micro-Cap Stock Premium                3.5%


                                                                   Cost of Debt =                   (1-T)*Ri (e)

           Cost of Equity =      13.8%                                   Cost of Debt  =      5.6%
                              ------------                                                  ---------

        Capitalization (f)= $20,430 of Market Equity + $50,909 of Long Term Debt   =    $71,339

                          = 28.6% Equity + 71.4% Debt


(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.
(b) 10 Year Treasury as of 9/30/98.
(c) Beta estimate taken from Value Line Investment Survey.
(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1996. Includes an additional Micro-Cap Stock Premium of 3.5%.
(e) Interest cost of 9.00%, tax adjusted at 38.0%.
(f) Assumes UFD has a targeted capital structure of 28.6% equity and 71.4% debt.

Discounted Cash Flow Analysis
        UNITED FOODS, INC. -- Projection Model (0% Growth)
        Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method


(Numbers in Thousands)
(Fiscal Year Ended February)

                                                      2000            2001            2002            2003            2004
                                                    --------        --------        --------        --------        --------
EBITDA                                              $ 12,938        $ 12,938        $ 12,938        $ 12,938        $ 12,938

Depreciation and amortization                          7,268           7,268           7,268           7,268           7,268
Interest expense                                       4,511           4,304           4,186           4,110           4,031
                                                    --------        --------        --------        --------        --------
  Pre-tax income                                       1,159           1,366           1,484           1,560           1,639
Provision for income taxes                               440             519             564             593             623
                                                    --------        --------        --------        --------        --------
Net income                                               718             847             920             967           1,016
                                                    ========        ========        ========        ========        ========
    Add: Depreciation & amortization                   7,268           7,268           7,268           7,268           7,268
    Add: After-tax interest expense                    2,797           2,668           2,595           2,548           2,499
    Less: Net additions to working capital (1)            --              --              --              --              --
    Less: Capital expenditures                        (7,268)         (7,268)         (7,268)         (7,268)         (7,268)
                                                    --------        --------        --------        --------        --------
        Operating cash flow                         $  3,515        $  3,515        $  3,515        $  3,515        $  3,515
                                                    ========        ========        ========        ========        ========

            Cash flow growth                                             0.0%            0.0%            0.0%            0.0%

                           EQUITY VALUATION MATRIX(2)


Discount           YEAR 2004 EBITDA Exit Multiple

Rate(3)        5.0x          6.0x         7.0x         8.0x
-------        ----          ----         ----         ----

   8.0%    $  3,815       $12,620      $21,426      $30,231
   9.0%       1,470         9,879       18,287       26,696
  10.0%        (754)        7,279       15,312       23,346

    Average Valuation of Equity                     $14,134
                                                    -------

                    PER SHARE EQUITY VALUATION MATRIX(2) (4)

Discount           YEAR 2004 EBITDA Exit Multiple

Rate(3)    5.0x        6.0x       7.0x       8.0x
-------    ----        ----       ----       ----

   8.0%    $   0.56    $   1.85   $   3.15   $   4.44
   9.0%    $   0.22    $   1.45   $   2.69   $   3.92
  10.0%    $  (0.11)   $   1.07   $   2.25   $   3.43

    Average Per Share Valuation of Equity    $   2.08
                                             --------

--------------------------------------
(1) Excluding cash and short-term debt.                     (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $54,248       (4) Based on 6.8 million shares outstanding.

Discounted Cash Flow Analysis
      UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 0% Growth) Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method


(Numbers in Thousands)
(Fiscal Year Ended February)

                                                      2000            2001            2002            2003            2004
                                                    --------        --------        --------        --------        --------
EBITDA                                              $ 13,438        $ 13,438        $ 13,438        $ 13,438        $ 13,438


Depreciation and amortization                          7,268           7,268           7,268           7,268           7,268
Interest expense                                       4,511           4,285           4,127           4,017           3,908
                                                    --------        --------        --------        --------        --------
  Pre-tax income                                       1,659           1,885           2,043           2,153           2,262
Provision for income taxes                               630             716             776             818             860
                                                    --------        --------        --------        --------        --------
Net income                                             1,028           1,169           1,266           1,335           1,403
                                                    ========        ========        ========        ========        ========
    Add: Depreciation & amortization                   7,268           7,268           7,268           7,268           7,268
    Add: After-tax interest expense                    2,797           2,656           2,559           2,491           2,423
    Less: Net additions to working capital (1)            --              --              --              --              --
    Less: Capital expenditures                        (7,268)         (7,268)         (7,268)         (7,268)         (7,268)
                                                    --------        --------        --------        --------        --------
        Operating cash flow                         $  3,825        $  3,825        $  3,825        $  3,825        $  3,825
                                                    ========        ========        ========        ========        ========

            Cash flow growth                                             0.0%            0.0%            0.0%            0.0%

                           EQUITY VALUATION MATRIX(2)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)      5.0x         6.0x         7.0x         8.0x
-------      ----         ----         ----         ----

   8.0%    $6,754      $15,900      $25,045      $34,191
   9.0%     4,300       13,034       21,768       30,502
  10.0%     1,973       10,317       18,661       27,005

    Average Valuation of Equity                  $17,454
                                                 -------


                    PER SHARE EQUITY VALUATION MATRIX(2) (4)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)    5.0x       6.0x       7.0x       8.0x
-------    ----       ----       ----       ----

   8.0%    $   0.99   $   2.33   $   3.68   $   5.02
   9.0%    $   0.63   $   1.91   $   3.20   $   4.48
  10.0%    $   0.29   $   1.51   $   2.74   $   3.97

    Average Per Share Valuation of Equity   $   2.56
                                            --------

-------------------------------
(1) Excluding cash and short-term debt.                     (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $54,248       (4) Based on 6.8 million shares outstanding.


Discounted Cash Flow Analysis
                            UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 0% Growth)
                            Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

(Numbers in Thousands)
(Fiscal Year Ended February)
                                                      2000            2001            2002            2003            2004
                                                    --------        --------        --------        --------        --------
EBITDA                                              $ 13,688        $ 13,688        $ 13,688        $ 13,688        $ 13,688

Depreciation and amortization                          7,268           7,268           7,268           7,268           7,268
Interest expense                                       4,511           4,285           4,108           3,972           3,847
                                                    --------        --------        --------        --------        --------
  Pre-tax income                                       1,909           2,135           2,312           2,448           2,573
Provision for income taxes                               725             811             878             930             978
                                                    --------        --------        --------        --------        --------
Net income                                             1,183           1,324           1,433           1,518           1,595
                                                    ========        ========        ========        ========        ========
    Add: Depreciation & amortization                   7,268           7,268           7,268           7,268           7,268
    Add: After-tax interest expense                    2,797           2,656           2,547           2,463           2,385
    Less: Net additions to working capital (1)            --              --              --              --              --
    Less: Capital expenditures                        (7,268)         (7,268)         (7,268)         (7,268)         (7,268)
                                                    --------        --------        --------        --------        --------
        Operating cash flow                         $  3,980        $  3,980        $  3,980        $  3,980        $  3,980
                                                    ========        ========        ========        ========        ========
            Cash flow growth                                             0.0%            0.0%            0.0%            0.0%

                           EQUITY VALUATION MATRIX(2)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)     5.0x         6.0x         7.0x        8.0x
-------    ------      -------      -------      -------
   8.0%    $8,224      $17,540      $26,855      $36,171
   9.0%     5,716       14,612       23,508       32,404
  10.0%     3,337       11,836       20,335       28,834

  Average Valuation of Equity                    $19,114
                                                 -------

                    PER SHARE EQUITY VALUATION MATRIX(2) (4)


Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)      5.0x       6.0x       7.0x       8.0x
-------    --------   --------   --------   --------
   8.0%    $   1.21   $   2.58   $   3.94   $   5.31
   9.0%    $   0.84   $   2.15   $   3.45   $   4.76
  10.0%    $   0.49   $   1.74   $   2.99   $   4.23

  Average Per Share Valuation of Equity     $   2.81
                                            --------

-----------------------------------------
(1) Excluding cash and short-term debt.                     (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $54,248       (4) Based on 6.8 million shares outstanding.


Discounted Cash Flow Analysis
                        UNITED FOODS, INC. -- Projection Model ($1 MM Cost Savings, 0% Growth)
                        Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

(Numbers in Thousands)
(Fiscal Year Ended February)
                                                      2000            2001            2002            2003            2004
                                                    --------        --------        --------        --------        --------
EBITDA                                              $ 13,938        $ 13,938        $ 13,938        $ 13,938        $ 13,938
Depreciation and amortization                          7,268           7,268           7,268           7,268           7,268
Interest expense                                       4,511           4,285           4,089           3,926           3,787
                                                    --------        --------        --------        --------        --------
  Pre-tax income                                       2,159           2,385           2,581           2,744           2,883
Provision for income taxes                               820             906             981           1,043           1,096
                                                    --------        --------        --------        --------        --------
Net income                                             1,338           1,479           1,600           1,701           1,788
                                                    ========        ========        ========        ========        ========
    Add: Depreciation & amortization                   7,268           7,268           7,268           7,268           7,268
    Add: After-tax interest expense                    2,797           2,656           2,535           2,434           2,348
    Less: Net additions to working capital (1)            --              --              --              --              --
    Less: Capital expenditures                        (7,268)         (7,268)         (7,268)         (7,268)         (7,268)
                                                    --------        --------        --------        --------        --------
        Operating cash flow                         $  4,135        $  4,135        $  4,135        $  4,135        $  4,135
                                                    ========        ========        ========        ========        ========
            Cash flow growth                                             0.0%            0.0%            0.0%            0.0%

                           EQUITY VALUATION MATRIX(2)


Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)     5.0x         6.0x        7.0x         8.0x
-------    ------      -------      -------      -------
   8.0%    $9,693      $19,179      $28,665      $38,151
   9.0%     7,131       16,190       25,248       34,307
  10.0%     4,700       13,355       22,009       30,664

       Average Valuation of Equity               $20,774
                                                 -------

       PER SHARE EQUITY VALUATION MATRIX(2) (4)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)       5.0x       6.0x      7.0x       8.0x
-------    --------   --------   --------   --------
   8.0%    $   1.42   $   2.82   $   4.21   $   5.60
   9.0%    $   1.05   $   2.38   $   3.71   $   5.04
  10.0%    $   0.69   $   1.96   $   3.23   $   4.50

  Average Per Share Valuation of Equity     $   3.05
                                            --------

--------------------------------------------
(1) Excluding cash and short-term debt.                     (3) Discount rates are near estimates of WACC
(2) Less total capital liab. (net of cash) of $54,248       (4) Based on 6.8 million shares outstanding.


Discounted Cash Flow Analysis
                            UNITED FOODS, INC. -- Projection Model (2.5% Growth)
                            Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

(Numbers in Thousands)
(Fiscal Year Ended February)
                                                      2000            2001            2002            2003            2004
                                                    --------        --------        --------        --------        --------
EBITDA                                              $ 13,261        $ 13,593        $ 13,933        $ 14,281        $ 14,638
Depreciation and amortization                          7,268           7,268           7,268           7,268           7,268
Interest expense                                       4,511           4,359           4,317           4,273           4,211
                                                    --------        --------        --------        --------        --------
  Pre-tax income                                       1,482           1,965           2,348           2,740           3,159
Provision for income taxes                               563             747             892           1,041           1,200
                                                    --------        --------        --------        --------        --------
Net income                                               919           1,219           1,456           1,699           1,958
                                                    ========        ========        ========        ========        ========
    Add: Depreciation & amortization                   7,268           7,268           7,268           7,268           7,268
    Add: After-tax interest expense                    2,797           2,703           2,676           2,649           2,611
    Less: Net additions to working capital (1)          (971)           (995)         (1,020)         (1,045)         (1,072)
    Less: Capital expenditures                        (7,268)         (7,268)         (7,268)         (7,268)         (7,268)
                                                    --------        --------        --------        --------        --------
        Operating cash flow                         $  2,745        $  2,926        $  3,112        $  3,303        $  3,498
                                                    ========        ========        ========        ========        ========
            Cash flow growth                                             6.6%            6.3%            6.1%            5.9%


                           EQUITY VALUATION MATRIX(2)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)      5.0x         6.0x         7.0x         8.0x
-------      ----         ----         ----         ----

   8.0%    $7,894      $17,857      $27,819      $37,782
   9.0%     5,319       14,833       24,347       33,861
  10.0%     2,878       11,967       21,056       30,145

  Average Valuation of Equity                    $19,646
                                                 -------

                    PER SHARE EQUITY VALUATION MATRIX(2) (4)


Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)    5.0x       6.0x       7.0x       8.0x
-------    ----       ----       ----       ----
   8.0%    $   1.16   $   2.62   $   4.09   $   5.55
   9.0%    $   0.78   $   2.18   $   3.58   $   4.97
  10.0%    $   0.42   $   1.76   $   3.09   $   4.43

  Average Per Share Valuation of Equity     $   2.88
                                            --------
--------------------------------------------
(1) Excluding cash and short-term debt.                     (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $54,248       (4) Based on 6.8 million shares outstanding.


Discounted Cash Flow Analysis
                            UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 2.5% Growth)
                            Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

(Numbers in Thousands)
(Fiscal Year Ended February)
                                                      2000            2001            2002            2003            2004
                                                    --------        --------        --------        --------        --------
EBITDA                                              $ 13,761        $ 14,093        $ 14,433        $ 14,781        $ 15,138
Depreciation and amortization                          7,268           7,268           7,268           7,268           7,268
Interest expense                                       4,511           4,334           4,252           4,179           4,088
                                                    --------        --------        --------        --------        --------
  Pre-tax income                                       1,982           2,491           2,913           3,334           3,782
Provision for income taxes                               753             947           1,107           1,267           1,437
                                                    --------        --------        --------        --------        --------
Net income                                             1,229           1,544           1,806           2,067           2,345
                                                    ========        ========        ========        ========        ========
    Add: Depreciation & amortization                   7,268           7,268           7,268           7,268           7,268
    Add: After-tax interest expense                    2,797           2,687           2,636           2,591           2,534
    Less: Net additions to working capital (1)          (971)           (995)         (1,020)         (1,045)         (1,072)
    Less: Capital expenditures                        (7,268)         (7,268)         (7,268)         (7,268)         (7,268)
                                                    --------        --------        --------        --------        --------
        Operating cash flow                         $  3,055        $  3,236        $  3,422        $  3,613        $  3,808
                                                    ========        ========        ========        ========        ========
            Cash flow growth                                             5.9%            5.7%            5.6%            5.4%

                           EQUITY VALUATION MATRIX(2)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)       5.0x         6.0x         7.0x         8.0x
-------       ----         ----         ----         ----
   8.0%    $10,833      $21,136      $31,439      $41,742
   9.0%      8,150       17,989       27,827       37,666
  10.0%      5,605       15,005       24,405       33,804

  Average Valuation of Equity                     $22,967
                                                  -------

                    PER SHARE EQUITY VALUATION MATRIX(2) (4)


Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)    5.0x       6.0x       7.0x       8.0x
----       -----      -----      -----      -----
   8.0%    $   1.59   $   3.10   $   4.62   $   6.13
   9.0%    $   1.20   $   2.64   $   4.09   $   5.53
  10.0%    $   0.82   $   2.20   $   3.58   $   4.96

  Average Per Share Valuation of Equity     $   3.37
                                            --------

-----------------------------------------
(1) Excluding cash and short-term debt.                     (3) Discount rates are near estimates of WACC
(2) Less total capital liab. (net of cash) of $54,248       (4) Based on 6.8 million shares outstanding.


Discounted Cash Flow Analysis
                          UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 2.5% Growth)
                          Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

(Numbers in Thousands)
(Fiscal Year Ended February)
                                                      2000            2001            2002            2003            2004
                                                    --------        --------        --------        --------        --------
EBITDA                                              $ 14,011        $ 14,343        $ 14,683        $ 15,031        $ 15,388
Depreciation and amortization                          7,268           7,268           7,268           7,268           7,268
Interest expense                                       4,511           4,321           4,219           4,133           4,026
                                                    --------        --------        --------        --------        --------
  Pre-tax income                                       2,232           2,754           3,195           3,630           4,094
Provision for income taxes                               848           1,046           1,214           1,380           1,556
                                                    --------        --------        --------        --------        --------
Net income                                             1,384           1,707           1,981           2,251           2,539
                                                    ========        ========        ========        ========        ========
    Add: Depreciation & amortization                   7,268           7,268           7,268           7,268           7,268
    Add: After-tax interest expense                    2,797           2,679           2,616           2,562           2,496
    Less: Net additions to working capital (1)          (971)           (995)         (1,020)         (1,045)         (1,072)
    Less: Capital expenditures                        (7,268)         (7,268)         (7,268)         (7,268)         (7,268)
                                                    --------        --------        --------        --------        --------
        Operating cash flow                         $  3,210        $  3,391        $  3,577        $  3,768        $  3,963
                                                    ========        ========        ========        ========        ========
            Cash flow growth                                             5.6%            5.5%            5.3%            5.2%

                           EQUITY VALUATION MATRIX(2)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)       5.0x         6.0x         7.0x         8.0x
-------       ----         ----         ----         ----
   8.0%    $12,303      $22,776      $33,249      $43,722
   9.0%      9,565       19,566       29,568       39,569
  10.0%      6,969       16,524       26,079       35,634

  Average Valuation of Equity                     $24,627
                                                  -------

                    PER SHARE EQUITY VALUATION MATRIX(2) (4)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)    5.0x       6.0x       7.0x       8.0x
-------    ----       ----       ----       ----
   8.0%    $   1.81   $   3.34   $   4.88   $   6.42
   9.0%    $   1.40   $   2.87   $   4.34   $   5.81
  10.0%    $   1.02   $   2.43   $   3.83   $   5.23

  Average Per Share Valuation of Equity     $   3.62
                                            --------

------------------------------------------------
(1) Excluding cash and short-term debt.                     (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $54,248       (4) Based on 6.8 million shares outstanding.


Discounted Cash Flow Analysis
                            UNITED FOODS, INC. -- Projection Model ($1 MM Cost Savings, 2.5% Growth)
                            Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

(Numbers in Thousands)
(Fiscal Year Ended February)
                                                      2000            2001            2002            2003            2004
                                                    --------        --------        --------        --------        --------
EBITDA                                              $ 14,261        $ 14,593        $ 14,933        $ 15,281        $ 15,638
Depreciation and amortization                          7,268           7,268           7,268           7,268           7,268
Interest expense                                       4,511           4,309           4,187           4,086           3,964
                                                    --------        --------        --------        --------        --------
  Pre-tax income                                       2,482           3,016           3,478           3,927           4,406
Provision for income taxes                               943           1,146           1,322           1,492           1,674
                                                    --------        --------        --------        --------        --------
Net income                                             1,539           1,870           2,156           2,435           2,732
                                                    ========        ========        ========        ========        ========
    Add: Depreciation & amortization                   7,268           7,268           7,268           7,268           7,268
    Add: After-tax interest expense                    2,797           2,671           2,596           2,533           2,458
    Less: Net additions to working capital (1)          (971)           (995)         (1,020)         (1,045)         (1,072)
    Less: Capital expenditures                        (7,268)         (7,268)         (7,268)         (7,268)         (7,268)
                                                    --------        --------        --------        --------        --------
        Operating cash flow                         $  3,365        $  3,546        $  3,732        $  3,923        $  4,118
                                                    ========        ========        ========        ========        ========
            Cash flow growth                                             5.4%            5.2%            5.1%            5.0%

                           EQUITY VALUATION MATRIX(2)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)       5.0x         6.0x         7.0x         8.0x
-------       ----         ----         ----         ----
   8.0%    $13,773      $24,416      $35,059      $45,702
   9.0%     10,980       21,144       31,308       41,472
  10.0%      8,333       18,043       27,753       37,463

Average Valuation of Equity                       $26,287
                                                  -------


                    PER SHARE EQUITY VALUATION MATRIX(2) (4)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)    5.0x       6.0x       7.0x       8.0x
----       -----      -----      -----      -----
   8.0%    $   2.02   $   3.59   $   5.15   $   6.71
   9.0%    $   1.61   $   3.10   $   4.60   $   6.09
  10.0%    $   1.22   $   2.65   $   4.08   $   5.50

  Average Per Share Valuation of Equity     $   3.86
                                            --------

---------------------------------------------
(1) Excluding cash and short-term debt.                     (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $54,248       (4) Based on 6.8 million shares outstanding.


Discounted Cash Flow Analysis
                         UNITED FOODS, INC. -- Projection Model (5.0% Growth)
                         Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

(Numbers in Thousands)
(Fiscal Year Ended February)
                                                      2000            2001            2002            2003            2004
                                                    --------        --------        --------        --------        --------
EBITDA                                              $ 13,585        $ 14,264        $ 14,977        $ 15,726        $ 16,513
Depreciation and amortization                          7,268           7,268           7,268           7,268           7,268
Interest expense                                       4,526           4,432           4,455           4,451           4,416
                                                    --------        --------        --------        --------        --------
  Pre-tax income                                       1,791           2,564           3,254           4,008           4,829
Provision for income taxes                               681             974           1,237           1,523           1,835
                                                    --------        --------        --------        --------        --------
Net income                                             1,110           1,590           2,018           2,485           2,994
                                                    ========        ========        ========        ========        ========
    Add: Depreciation & amortization                   7,268           7,268           7,268           7,268           7,268
    Add: After-tax interest expense                    2,806           2,748           2,762           2,759           2,738
    Less: Net additions to working capital (1)        (1,942)         (2,039)         (2,141)         (2,248)         (2,360)
    Less: Capital expenditures                        (7,268)         (7,268)         (7,268)         (7,268)         (7,268)
                                                    --------        --------        --------        --------        --------
        Operating cash flow                         $  1,975        $  2,299        $  2,639        $  2,997        $  3,372
                                                    ========        ========        ========        ========        ========
            Cash flow growth                                            16.4%           14.8%           13.5%           12.5%

                           EQUITY VALUATION MATRIX(2)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)       5.0x         6.0x         7.0x         8.0x
-------       ----         ----         ----         ----
   8.0%    $12,335      $23,573      $34,811      $46,049
   9.0%      9,511       20,243       30,975       41,707
  10.0%      6,836       17,089       27,342       37,595

  Average Valuation of Equity                     $25,672
                                                  -------

                    PER SHARE EQUITY VALUATION MATRIX(2) (4)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)    5.0x       6.0x       7.0x       8.0x
-------    ----       ----       ----       ----
   8.0%    $   1.81   $   3.46   $   5.11   $   6.76
   9.0%    $   1.40   $   2.97   $   4.55   $   6.12
  10.0%    $   1.00   $   2.51   $   4.01   $   5.52

  Average Per Share Valuation of Equity     $   3.77
                                            --------

---------------------------------------------
(1) Excluding cash and short-term debt.                     (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $54,248       (4) Based on 6.8 million shares outstanding.

Discounted Cash Flow Analysis

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 5.0% Growth) Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

(Numbers in Thousands)
(Fiscal Year Ended February)
                                                    2000        2001        2002        2003        2004
                                                  -------     -------     -------     -------     -------
EBITDA                                            $14,085     $14,764     $15,477     $16,226     $17,013

Depreciation and amortization                       7,268       7,268       7,268       7,268       7,268
Interest expense                                    4,513       4,393       4,389       4,356       4,290
                                                  -------     -------     -------     -------     -------
  Pre-tax income                                    2,304       3,103       3,820       4,603       5,454
Provision for income taxes                            875       1,179       1,452       1,749       2,073
                                                  -------     -------     -------     -------     -------
Net income                                          1,428       1,924       2,369       2,854       3,382
                                                  =======     =======     =======     =======     =======
    Add: Depreciation & amortization                7,268       7,268       7,268       7,268       7,268
    Add: After-tax interest expense                 2,798       2,724       2,721       2,700       2,660
    Less: Net additions to working capital(1)      (1,942)     (2,039)     (2,141)     (2,248)     (2,360)
    Less: Capital expenditures                     (7,268)     (7,268)     (7,268)     (7,268)     (7,268)
                                                  -------     -------     -------     -------     -------
        Operating cash flow                       $ 2,285     $ 2,609     $ 2,949     $ 3,307     $ 3,682
                                                  =======     =======     =======     =======     =======
          Cash flow growth                                       14.2%       13.0%       12.1%       11.3%



                           EQUITY VALUATION MATRIX(2)

 Discount               YEAR 2004 EBITDA Exit Multiple
  Rate(3)      5.0x         6.0x         7.0x          8.0x
 --------   --------     --------     --------     ---------
   8.0%     $ 15,274     $ 26,853     $ 38,431     $  50,009
   9.0%       12,342       23,399       34,456        45,513
  10.0%        9,563       20,126       30,690        41,253

                    Average Valuation of Equity    $  28,992

                     PER SHARE EQUITY VALUATION MATRIX(2)(4)

 Discount         YEAR 2004 EBITDA Exit Multiple
  Rate(3)       5.0x         6.0x       7.0x        8.0x
 --------     -------      ------      ------      ------
   8.0%       $  2.24      $ 3.94      $ 5.64      $ 7.34
   9.0%       $  1.81      $ 3.44      $ 5.06      $ 6.68
  10.0%       $  1.40      $ 2.96      $ 4.51      $ 6.06

       Average Per Share Valuation of Equity       $ 4.26
                                                   ------

--------------------------------------------------------------------------------

(1) Excluding cash and short-term debt.                         (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $54,248           (4) Based on 6.8 million shares outstanding.

Discounted Cash Flow Analysis

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 5.0% Growth) Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

(Numbers in Thousands)
(Fiscal Year Ended February)
                                                    2000          2001          2002          2003          2004
                                                   -------       -------       -------       -------       -------
EBITDA                                             $14,335       $15,014       $15,727       $16,476       $17,263

Depreciation and amortization                        7,268         7,268         7,268         7,268         7,268
Interest expense                                     4,511         4,379         4,356         4,309         4,228
                                                   -------       -------       -------       -------       -------
  Pre-tax income                                     2,556         3,367         4,103         4,900         5,766
Provision for income taxes                             971         1,280         1,559         1,862         2,191
                                                   -------       -------       -------       -------       -------

Net income                                           1,584         2,088         2,544         3,038         3,575
                                                   -------       -------       -------       -------       -------
    Add: Depreciation & amortization                 7,268         7,268         7,268         7,268         7,268
    Add: After-tax interest expense                  2,797         2,715         2,701         2,671         2,622
    Less: Net additions to working capital (1)      (1,942)       (2,039)       (2,141)       (2,248)       (2,360)
    Less: Capital expenditures                      (7,268)       (7,268)       (7,268)       (7,268)       (7,268)
                                                   -------       -------       -------       -------       -------

        Operating cash flow                        $ 2,440       $ 2,764       $ 3,104       $ 3,462       $ 3,837
                                                   =======       =======       =======       =======       =======
          Cash flow growth                                          13.3%         12.3%         11.5%         10.8%


                           EQUITY VALUATION MATRIX(2)

Discount                YEAR 2004 EBITDA Exit Multiple
Rate(3)         5.0x          6.0x          7.0x          8.0x
--------      --------      --------      --------      --------
 8.0%         $ 16,744      $ 28,492      $ 40,241      $ 51,990
 9.0%           13,757        24,977        36,196        47,416
10.0%           10,927        21,645        32,364        43,083

               Average Valuation of Equity              $ 30,653
                                                        --------


                    PER SHARE EQUITY VALUATION MATRIX(2)(4)

Discount                YEAR 2004 EBITDA Exit Multiple
Rate(3)        5.0x        6.0x        7.0x          8.0x
--------      ------      ------      ------        ------
 8.0%         $ 2.46      $ 4.18      $ 5.91        $ 7.63
 9.0%         $ 2.02      $ 3.67      $ 5.32        $ 6.96
10.0%         $ 1.60      $ 3.18      $ 4.75        $ 6.33

         Average Per Share Valuation of Equity      $ 4.50
                                                    ------

------------------------------------------------------------------------------

(1) Excluding cash and short-term debt.                         (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $54,248           (4) Based on 6.8 million shares outstanding.

Discounted Cash Flow Analysis

UNITED FOODS, INC. -- Projection Model ($1 MM Cost Savings, 5.0% Growth) Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

(Numbers in Thousands)
(Fiscal Year Ended February)
                                                      2000            2001            2002            2003            2004
                                                    --------        --------        --------        --------        --------
EBITDA                                              $ 14,585        $ 15,264        $ 15,977        $ 16,726        $ 17,513

Depreciation and amortization                          7,268           7,268           7,268           7,268           7,268
Interest expense                                       4,511           4,366           4,324           4,262           4,166
                                                    --------        --------        --------        --------        --------
  Pre-tax income                                       2,806           3,630           4,385           5,196           6,078
Provision for income taxes                             1,066           1,379           1,666           1,975           2,310
                                                    --------        --------        --------        --------        --------
Net income                                             1,739           2,251           2,719           3,222           3,768
                                                    ========        ========        ========        ========        ========
    Add: Depreciation & amortization                   7,268           7,268           7,268           7,268           7,268
    Add: After-tax interest expense                    2,797           2,707           2,681           2,642           2,583
    Less: Net additions to working capital (1)        (1,942)         (2,039)         (2,141)         (2,248)         (2,360)
    Less: Capital expenditures                        (7,268)         (7,268)         (7,268)         (7,268)         (7,268)
                                                    --------        --------        --------        --------        --------
        Operating cash flow                         $  2,595        $  2,919        $  3,259        $  3,617        $  3,992
                                                    ========        ========        ========        ========        ========
         Cash flow growth                                               12.5%           11.7%           11.0%           10.4%


                           EQUITY VALUATION MATRIX(2)

Discount                YEAR 2004 EBITDA Exit Multiple
Rate(3)          5.0x          6.0x         7.0x        8.0x
--------      ---------      --------     --------    --------
    8.0%      $  18,213      $ 30,132     $ 42,051    $ 53,970
    9.0%         15,172        26,554       37,936      49,318
   10.0%         12,290        23,164       34,038      44,912

        Average Valuation of Equity                   $ 32,313

                     PER SHARE EQUITY VALUATION MATRIX(2)(4)

Discount         YEAR 2004 EBITDA Exit Multiple
Rate(3)        5.0x        6.0x         7.0x        8.0x
--------      ------      ------       ------      ------
    8.0%      $ 2.67      $ 4.42       $ 6.17      $ 7.93
    9.0%      $ 2.23      $ 3.90       $ 5.57      $ 7.24
   10.0%      $ 1.80      $ 3.40       $ 5.00      $ 6.60

   Average Per Share Valuation of Equity           $ 4.74
                                                   ------
--------------------------------------------------------------------------------------------------------

(1) Excluding cash and short-term debt.                     (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $54,248       (4) Based on 6.8 million shares outstanding.

United Foods, Inc. -- Projection Model (0% Growth)
Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                 Projected
                                             1999           2000          2001          2002          2003          2004
                                          ----------      --------      --------     ----------     --------      --------
Revenues                                  $ 211,839       $211,839      $211,839      $211,839      $211,839      $211,839
Cost of sales                               172,486        172,486       172,486       172,486       172,486       172,486
                                          ---------       --------      --------      --------      --------      --------
Gross profit                                 39,353         39,353        39,353        39,353        39,353        39,353

General and administrative, net dep.         10,093         10,093        10,093        10,093        10,093        10,093
Direct selling expenses                      16,322         16,322        16,322        16,322        16,322        16,322
                                          ---------       --------      --------      --------      --------      --------
Total operating expenses                     26,415         26,415        26,415        26,415        26,415        26,415

EBITDA                                       12,938         12,938        12,938        12,938        12,938        12,938

Depreciation                                  7,268          7,268         7,268         7,268         7,268         7,268
                                          ---------       --------      --------      --------      --------      --------
Total depreciation & amortization             7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                        5,670          5,670         5,670         5,670         5,670         5,670

Interest expense                              4,179          4,511         4,304         4,186         4,110         4,031
Interest (income)                                --             --            --            --            --            --
Minority interest expense (income)               --             --            --            --            --            --
Other expense                                    --             --            --            --            --            --
Other (income)                                   (4)            --            --            --            --            --
                                          ---------       --------      --------      --------      --------      --------
Other expenses (income)                       4,175          4,511         4,304         4,186         4,110         4,031

Pre-tax income                                1,495          1,159         1,366         1,484         1,560         1,639
Provision for income taxes                      575            440           519           564           593           623
                                          ---------       --------      --------      --------      --------      --------
Net income                                $     920       $    718      $    847      $    920      $    967      $  1,016
                                          =========       ========      ========      ========      ========      ========

United Foods, Inc. -- Projection Model (0% Growth)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                Historical                                      Projected
                                   1999            2000            2001            2002            2003            2004
                                ----------      ---------       ---------       ---------       ---------       ---------
ASSETS
Cash                            $   3,723       $   1,281       $     100       $     100       $     100       $     100
Accounts receivable                18,771          18,771          18,771          18,771          18,771          18,771
Inventory                          36,217          36,217          36,217          36,217          36,217          36,217
Prepaid expenses                    3,508           3,508           3,508           3,508           3,508           3,508
Deferred income taxes               1,238           1,238           1,238           1,238           1,238           1,238
                                ---------       ---------       ---------       ---------       ---------       ---------
Total current assets               63,457          61,015          59,834          59,834          59,834          59,834

Land                               12,562          12,562          12,562          12,562          12,562          12,562
Gross plant and equip             130,878         138,146         145,414         152,682         159,950         167,218
Accumulated depreciation          (81,354)        (88,622)        (95,890)       (103,158)       (110,426)       (117,694)
                                ---------       ---------       ---------       ---------       ---------       ---------
Net P,P&E                          62,086          62,086          62,086          62,086          62,086          62,086

Fixed assets held for disposal        804             804             804             804             804             804
Notes & accounts receivable            50              50              50              50              50              50
Deferred charges & other assets       723             723             723             723             723             723
                                ---------       ---------       ---------       ---------       ---------       ---------
Total assets                    $ 127,120       $ 124,678       $ 123,497       $ 123,497       $ 123,497       $ 123,497
                                =========       =========       =========       =========       =========       =========

United Foods, Inc. -- Projection Model (0% Growth)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                      Projected
                                             1999            2000            2001            2002            2003            2004
                                          ----------      ---------       ---------       ----------      ---------       ---------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $   2,509       $  10,781       $   1,455       $   1,584       $  25,839
Accounts payable                             10,850          10,850          10,850          10,850          10,850          10,850
Accrued liabilities                           6,911           6,911           6,911           6,911           6,911           6,911
Income taxes payable                            135             135             135             135             135             135
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total current liabilities                    21,056          20,405          28,677          19,351          19,480          43,735

Long term debt
     Revolver                                    --              --             481          10,341          10,829          11,397
     Long term debt                          57,971          54,811          52,302          41,521          40,066          38,482
     Line of credit                              --              --              --              --              --              --
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total debt                              57,971          54,811          52,783          51,862          50,895          49,879
     Less current portion                    (3,160)         (2,509)        (10,781)         (1,455)         (1,584)        (25,839)
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total long-term debt                    54,811          52,302          42,002          50,407          49,311          24,040

Deferred income taxes                         4,585           4,585           4,585           4,585           4,585           4,585
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities                            80,452          77,292          75,264          74,343          73,376          72,360

Common stock                                  6,810           6,810           6,810           6,810           6,810           6,810
Additional paid-in-capital                    3,993           3,993           3,993           3,993           3,993           3,993
Retained earnings                            35,865          36,583          37,430          38,351          39,318          40,334
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total stockholders' equity                   46,668          47,386          48,233          49,154          50,121          51,137
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities & equity                $ 127,120       $ 124,678       $ 123,497       $ 123,497       $ 123,497       $ 123,497
                                          =========       =========       =========       =========       =========       =========

United Foods, Inc. -- Projection Model (0% Growth)
Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                                                                 Projected
                                                       2000         2001           2002          2003           2004
                                                     -------       -------       --------       -------      ---------
Cash flows from operating activities:
     Net income                                      $   718       $   847       $    920       $   967       $ 1,016
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------
Net cash provided by operating activities              7,986         8,115          8,188         8,235         8,284

Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,268)       (7,268)        (7,268)       (7,268)       (7,268)

Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (11,262)       (2,422)       (2,600)
     Drawdown on revolver                                 --           481         10,341         1,455         1,584
                                                     -------       -------       --------       -------       -------
Net cash provided by financing activities             (3,160)       (2,028)          (920)         (967)       (1,016)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(2,442)      $(1,181)      $     (0)      $     0       $     -
                                                     =======       =======       ========       =======       =======

Beginning cash balance                                 3,723         1,281            100           100           100
Ending cash balance                                    1,281           100            100           100           100

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 0% Growth) Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)              Historical                                  Projected
                                             1999           2000          2001          2002          2003          2004
                                          ---------       --------      --------      ---------     --------      --------
Revenues                                  $ 211,839       $211,839      $211,839      $211,839      $211,839      $211,839
Cost of sales                               172,486        172,486       172,486       172,486       172,486       172,486
                                          ---------       --------      --------      --------      --------      --------
Gross profit                                 39,353         39,353        39,353        39,353        39,353        39,353

General and administrative, net dep          10,093          9,593         9,593         9,593         9,593         9,593
Direct selling expenses                      16,322         16,322        16,322        16,322        16,322        16,322
                                          ---------       --------      --------      --------      --------      --------
Total operating expenses                     26,415         25,915        25,915        25,915        25,915        25,915

EBITDA                                       12,938         13,438        13,438        13,438        13,438        13,438

Depreciation                                  7,268          7,268         7,268         7,268         7,268         7,268
                                          ---------       --------      --------      --------      --------      --------

Total depreciation & amortization             7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                        5,670          6,170         6,170         6,170         6,170         6,170

Interest expense                              4,179          4,511         4,285         4,127         4,017         3,908
Interest (income)                                 -              -             -             -             -             -
Minority interest expense (income)                -              -             -             -             -             -
Other expense                                     -              -             -             -             -             -
Other (income)                                   (4)             -             -             -             -             -
                                          ---------       --------      --------      --------      --------      --------
Other expenses (income)                       4,175          4,511         4,285         4,127         4,017         3,908
Pre-tax income                                1,495          1,659         1,885         2,043         2,153         2,262
Provision for income taxes                      575            630           716           776           818           860
                                          ---------       --------      --------      --------      --------      --------
Net income                                $     920       $  1,028      $  1,169      $  1,266      $  1,335      $  1,403
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                  Projected
                                             1999           2000          2001           2002         2003         2004
                                          ----------      --------      --------      ---------     --------      --------
ASSETS
Cash                                      $   3,723       $  1,591      $    251      $    100      $    100      $    100
Accounts receivable                          18,771         18,771        18,771        18,771        18,771        18,771
Inventory                                    36,217         36,217        36,217        36,217        36,217        36,217
Prepaid expenses                              3,508          3,508         3,508         3,508         3,508         3,508
Deferred income taxes                         1,238          1,238         1,238         1,238         1,238         1,238
                                          ---------       --------      --------      --------      --------      --------

Total current assets                         63,457         61,325        59,985        59,834        59,834        59,834

Land                                         12,562         12,562        12,562        12,562        12,562        12,562
Gross plant and equip                       130,878        138,146       145,414       152,682       159,950       167,218
Accumulated depreciation                    (81,354)       (88,622)      (95,890)     (103,158)     (110,426)     (117,694)
                                          ---------       --------      --------      --------      --------      --------

Net P,P&E                                    62,086         62,086        62,086        62,086        62,086        62,086

Fixed assets held for disposal                  804            804           804           804           804           804
Notes & accounts receivable                      50             50            50            50            50            50
Deferred charges & other assets                 723            723           723           723           723           723
                                          ---------       --------      --------      --------      --------      --------

Total assets                              $ 127,120       $124,988      $123,648      $123,497      $123,497      $123,497
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                      Projected
                                            1999            2000            2001             2002           2003             2004
                                          ----------      ---------       ---------       ---------       ---------       ---------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $   2,509       $  10,781       $   1,455       $   1,584       $  25,839
Accounts payable                             10,850          10,850          10,850          10,850          10,850          10,850
Accrued liabilities                           6,911           6,911           6,911           6,911           6,911           6,911
Income taxes payable                            135             135             135             135             135             135
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total current liabilities                    21,056          20,405          28,677          19,351          19,480          43,735
Long term debt
     Revolver                                     -               -               -           9,363           9,484           9,665
     Long term debt                          57,971          54,811          52,302          41,521          40,066          38,482
     Line of credit                               -               -               -               -               -               -
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total debt                              57,971          54,811          52,302          50,884          49,550          48,147
     Less current portion                    (3,160)         (2,509)        (10,781)         (1,455)         (1,584)        (25,839)
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total long-term debt                    54,811          52,302          41,521          49,429          47,966          22,308
Deferred income taxes                         4,585           4,585           4,585           4,585           4,585           4,585
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities                            80,452          77,292          74,783          73,365          72,031          70,628
Common stock                                  6,810           6,810           6,810           6,810           6,810           6,810
Additional paid-in-capital                    3,993           3,993           3,993           3,993           3,993           3,993
Retained earnings                            35,865          36,893          38,062          39,329          40,663          42,066
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total stockholders' equity                   46,668          47,696          48,865          50,132          51,466          52,869
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities & equity                $ 127,120       $ 124,988       $ 123,648       $ 123,497       $ 123,497       $ 123,497
                                          =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 0% Growth) Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)                                                     Projected
                                                      2000          2001           2002          2003           2004
                                                     -------       -------       ---------      -------       -------
Cash flows from operating activities:
     Net income                                      $ 1,028       $ 1,169       $  1,266       $ 1,335       $ 1,403
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------
Net cash provided by operating activities              8,296         8,437          8,534         8,603         8,671
Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (10,781)       (2,790)       (2,987)
     Drawdown on revolver                                  -             -          9,363         1,455         1,584
                                                     -------       -------       --------       -------       -------
Net cash provided by financing activities             (3,160)       (2,509)        (1,418)       (1,335)       (1,403)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(2,132)      $(1,340)      $   (151)      $     -       $     -
                                                     =======       =======       ========       =======       =======
Beginning cash balance                                 3,723         1,591            251           100           100
Ending cash balance                                    1,591           251            100           100           100

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 0% Growth) Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)              Historical                                  Projected
                                             1999           2000          2001          2002          2003          2004
                                          ----------      --------      --------      ---------     --------      --------
Revenues                                  $ 211,839       $211,839      $211,839      $211,839      $211,839      $211,839
Cost of sales                               172,486        172,486       172,486       172,486       172,486       172,486
                                          ---------       --------      --------      --------      --------      --------
Gross profit                                 39,353         39,353        39,353        39,353        39,353        39,353

General and administrative, net dep.         10,093          9,343         9,343         9,343         9,343         9,343
Direct selling expenses                      16,322         16,322        16,322        16,322        16,322        16,322
                                          ---------       --------      --------      --------      --------      --------
Total operating expenses                     26,415         25,665        25,665        25,665        25,665        25,665

EBITDA                                       12,938         13,688        13,688        13,688        13,688        13,688

Depreciation                                  7,268          7,268         7,268         7,268         7,268         7,268
                                          ---------       --------      --------      --------      --------      --------
Total depreciation & amortization             7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                        5,670          6,420         6,420         6,420         6,420         6,420

Interest expense                              4,179          4,511         4,285         4,108         3,972         3,847
Interest (income)                                 -              -             -             -             -             -
Minority interest expense (income)                -              -             -             -             -             -
Other expense                                     -              -             -             -             -             -
Other (income)                                   (4)             -             -             -             -             -
                                          ---------       --------      --------      --------      --------      --------
Other expenses (income)                       4,175          4,511         4,285         4,108         3,972         3,847

Pre-tax income                                1,495          1,909         2,135         2,312         2,448         2,573
Provision for income taxes                      575            725           811           878           930           978
                                          ---------       --------      --------      --------      --------      --------
Net income                                $     920       $  1,183      $  1,324      $  1,433      $  1,518      $  1,595
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)
                                          Historical                                  Projected
                                             1999            2000          2001         2002          2003          2004
                                          ----------      --------      --------      ---------     --------      --------
ASSETS
Cash                                      $   3,723       $  1,746      $    561      $    100      $    100      $    100
Accounts receivable                          18,771         18,771        18,771        18,771        18,771        18,771
Inventory                                    36,217         36,217        36,217        36,217        36,217        36,217
Prepaid expenses                              3,508          3,508         3,508         3,508         3,508         3,508
Deferred income taxes                         1,238          1,238         1,238         1,238         1,238         1,238
                                          ---------       --------      --------      --------      --------      --------
Total current assets                         63,457         61,480        60,295        59,834        59,834        59,834

Land                                         12,562         12,562        12,562        12,562        12,562        12,562
Gross plant and equip.                      130,878        138,146       145,414       152,682       159,950       167,218
Accumulated depreciation                    (81,354)       (88,622)      (95,890)     (103,158)     (110,426)     (117,694)
                                          ---------       --------      --------      --------      --------      --------
Net P,P&E                                    62,086         62,086        62,086        62,086        62,086        62,086

Fixed assets held for disposal                  804            804           804           804           804           804
Notes & accounts receivable                      50             50            50            50            50            50
Deferred charges & other assets                 723            723           723           723           723           723
                                          ---------       --------      --------      --------      --------      --------
Total assets                              $ 127,120       $125,143      $123,958      $123,497      $123,497      $123,497
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)
                                          Historical                                 Projected
                                            1999            2000          2001         2002           2003          2004
                                          ----------      --------      --------     ---------      --------      --------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $  2,509      $ 10,781      $  1,455      $  1,584      $ 25,839
Accounts payable                             10,850         10,850        10,850        10,850        10,850        10,850
Accrued liabilities                           6,911          6,911         6,911         6,911         6,911         6,911
Income taxes payable                            135            135           135           135           135           135
                                          ---------       --------      --------      --------      --------      --------
Total current liabilities                    21,056         20,405        28,677        19,351        19,480        43,735
Long term debt
     Revolver                                     -              -             -         8,886         8,824         8,813
     Long term debt                          57,971         54,811        52,302        41,521        40,066        38,482
     Line of credit                               -              -             -             -             -             -
                                          ---------       --------      --------      --------      --------      --------
     Total debt                              57,971         54,811        52,302        50,407        48,890        47,295
     Less current portion                    (3,160)        (2,509)      (10,781)       (1,455)       (1,584)      (25,839)
                                          ---------       --------      --------      --------      --------      --------
     Total long-term debt                    54,811         52,302        41,521        48,952        47,306        21,456

Deferred income taxes                         4,585          4,585         4,585         4,585         4,585         4,585
                                          ---------       --------      --------      --------      --------      --------
Total liabilities                            80,452         77,292        74,783        72,888        71,371        69,776

Common stock                                  6,810          6,810         6,810         6,810         6,810         6,810
Additional paid-in-capital                    3,993          3,993         3,993         3,993         3,993         3,993
Retained earnings                            35,865         37,048        38,372        39,806        41,323        42,918
                                          ---------       --------      --------      --------      --------      --------
Total stockholders' equity                   46,668         47,851        49,175        50,609        52,126        53,721
                                          ---------       --------      --------      --------      --------      --------
Total liabilities & equity                $ 127,120       $125,143      $123,958      $123,497      $123,497      $123,497
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 0% Growth) Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)                                                     Projected
                                                      2000          2001           2002          2003          2004
                                                     -------       -------       ---------      -------       -------
Cash flows from operating activities:
     Net income                                      $ 1,183       $ 1,324       $  1,433       $ 1,518       $ 1,595
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------
Net cash provided by operating activities              8,451         8,592          8,701         8,786         8,863

Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,268)       (7,268)        (7,268)       (7,268)       (7,268)

Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (10,781)       (2,973)       (3,179)
     Drawdown on revolver                                  -             -          8,886         1,455         1,584
                                                     -------       -------       --------       -------       -------

Net cash provided by financing activities             (3,160)       (2,509)        (1,895)       (1,518)       (1,595)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(1,977)      $(1,185)      $   (461)      $     -       $     -
                                                     =======       =======       ========       =======       =======


Beginning cash balance                                 3,723         1,746            561           100           100
Ending cash balance                                    1,746           561            100           100           100

UNITED FOODS, INC. -- Projection Model ($1 MM Cost Savings, 0% Growth) Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)              Historical                                  Projected
                                            1999            2000          2001          2002          2003          2004
                                          ----------      --------      --------      ---------     --------      --------
Revenues                                  $ 211,839       $211,839      $211,839      $211,839      $211,839      $211,839
Cost of sales                               172,486        172,486       172,486       172,486       172,486       172,486
                                          ---------       --------      --------      --------      --------      --------
Gross profit                                 39,353         39,353        39,353        39,353        39,353        39,353

General and administrative, net dep.         10,093          9,093         9,093         9,093         9,093         9,093
Direct selling expenses                      16,322         16,322        16,322        16,322        16,322        16,322
                                          ---------       --------      --------      --------      --------      --------
Total operating expenses                     26,415         25,415        25,415        25,415        25,415        25,415

EBITDA                                       12,938         13,938        13,938        13,938        13,938        13,938

Depreciation                                  7,268          7,268         7,268         7,268         7,268         7,268
                                          ---------       --------      --------      --------      --------      --------
Total depreciation & amortization             7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                        5,670          6,670         6,670         6,670         6,670         6,670

Interest expense                              4,179          4,511         4,285         4,089         3,926         3,787
Interest (income)                                 -              -             -             -             -             -
Minority interest expense (income)                -              -             -             -             -             -
Other expense                                     -              -             -             -             -             -
Other (income)                                   (4)             -             -             -             -             -
                                          ---------       --------      --------      --------      --------      --------
Other expenses (income)                       4,175          4,511         4,285         4,089         3,926         3,787

Pre-tax income                                1,495          2,159         2,385         2,581         2,744         2,883
Provision for income taxes                      575            820           906           981         1,043         1,096
                                          ---------       --------      --------      --------      --------      --------
Net income                                $     920       $  1,338      $  1,479      $  1,600      $  1,701      $  1,788
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model ($1 MM Cost Savings, 0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)


                                     Historical                                      Projected
                                        1999           2000            2001            2002            2003             2004
                                     ----------      ---------       ---------       ---------       ---------       ---------
ASSETS
Cash                                 $   3,723       $   1,901       $     871       $     100       $     100       $     100
Accounts receivable                     18,771          18,771          18,771          18,771          18,771          18,771
Inventory                               36,217          36,217          36,217          36,217          36,217          36,217
Prepaid expenses                         3,508           3,508           3,508           3,508           3,508           3,508
Deferred income taxes                    1,238           1,238           1,238           1,238           1,238           1,238
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total current assets                    63,457          61,635          60,605          59,834          59,834          59,834

Land                                    12,562          12,562          12,562          12,562          12,562          12,562
Gross plant and equip.                 130,878         138,146         145,414         152,682         159,950         167,218
Accumulated depreciation               (81,354)        (88,622)        (95,890)       (103,158)       (110,426)       (117,694)
                                     ---------       ---------       ---------       ---------       ---------       ---------
Net P,P&E                               62,086          62,086          62,086          62,086          62,086          62,086

Fixed assets held for disposal             804             804             804             804             804             804
Notes & accounts receivable                 50              50              50              50              50              50
Deferred charges & other assets            723             723             723             723             723             723
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total assets                         $ 127,120       $ 125,298       $ 124,268       $ 123,497       $ 123,497       $ 123,497
                                     =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($1 MM Cost Savings, 0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)


                                          Historical                                      Projected
                                            1999             2000           2001            2002            2003             2004
                                          ----------      ---------       ---------       ----------      ---------       ---------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $   2,509       $  10,781       $   1,455       $   1,584       $  25,839
Accounts payable                             10,850          10,850          10,850          10,850          10,850          10,850
Accrued liabilities                           6,911           6,911           6,911           6,911           6,911           6,911
Income taxes payable                            135             135             135             135             135             135
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total current liabilities                    21,056          20,405          28,677          19,351          19,480          43,735

Long term debt
     Revolver                                     -               -               -           8,410           8,164           7,960
     Long term debt                          57,971          54,811          52,302          41,521          40,066          38,482
     Line of credit                               -               -               -               -               -               -
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total debt                              57,971          54,811          52,302          49,931          48,230          46,442
     Less current portion                    (3,160)         (2,509)        (10,781)         (1,455)         (1,584)        (25,839)
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total long-term debt                    54,811          52,302          41,521          48,476          46,646          20,603
Deferred income taxes                         4,585           4,585           4,585           4,585           4,585           4,585
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities                            80,452          77,292          74,783          72,412          70,711          68,923

Common stock                                  6,810           6,810           6,810           6,810           6,810           6,810
Additional paid-in-capital                    3,993           3,993           3,993           3,993           3,993           3,993
Retained earnings                            35,865          37,203          38,682          40,282          41,983          43,771
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total stockholders' equity                   46,668          48,006          49,485          51,085          52,786          54,574
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities & equity                $ 127,120       $ 125,298       $ 124,268       $ 123,497       $ 123,497       $ 123,497
                                          =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($1 MM Cost Savings, 0% Growth) Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)                                                                   Projected
                                                      2000          2001          2002           2003          2004
                                                     -------       -------       --------       -------       -------
Cash flows from operating activities:
     Net income                                      $ 1,338       $ 1,479       $  1,600       $ 1,701       $ 1,788
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------

Net cash provided by operating activities              8,606         8,747          8,868         8,969         9,056

Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,268)       (7,268)        (7,268)       (7,268)       (7,268)

Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (10,781)       (3,156)       (3,372)
     Drawdown on revolver                                  -             -          8,410         1,455         1,584
                                                     -------       -------       --------       -------       -------

Net cash provided by financing activities             (3,160)       (2,509)        (2,371)       (1,701)       (1,788)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(1,822)      $(1,030)      $   (771)      $     -       $     -
                                                     =======       =======       ========       =======       =======

Beginning cash balance                                 3,723         1,901            871           100           100
Ending cash balance                                    1,901           871            100           100           100

UNITED FOODS, INC. -- Projection Model (2.5% Growth)
Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)              Historical                                  Projected
                                             1999           2000          2001          2002          2003          2004
                                          ---------       --------      --------      --------      --------      --------
Revenues                                  $ 211,839       $217,135      $222,563      $228,127      $233,831      $239,676
Cost of sales                               172,486        176,798       181,218       185,749       190,392       195,152
                                          ---------       --------      --------      --------      --------      --------
Gross profit                                 39,353         40,337        41,345        42,379        43,438        44,524

General and administrative, net dep          10,093         10,345        10,604        10,869        11,141        11,419
Direct selling expenses                      16,322         16,730        17,148        17,577        18,016        18,467
                                          ---------       --------      --------      --------      --------      --------
Total operating expenses                     26,415         27,075        27,752        28,446        29,157        29,886

EBITDA                                       12,938         13,261        13,593        13,933        14,281        14,638

Depreciation                                  7,268          7,268         7,268         7,268         7,268         7,268
                                          ---------       --------      --------      --------      --------      --------
Total depreciation & amortization             7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                        5,670          5,993         6,325         6,665         7,013         7,370

Interest expense                              4,179          4,511         4,359         4,317         4,273         4,211
Interest (income)                                --             --            --            --            --            --
Minority interest expense (income)               --             --            --            --            --            --
Other expense                                    --             --            --            --            --            --
Other (income)                                   (4)            --            --            --            --            --
                                          ---------       --------      --------      --------      --------      --------
Other expenses (income)                       4,175          4,511         4,359         4,317         4,273         4,211

Pre-tax income                                1,495          1,482         1,965         2,348         2,740         3,159
Provision for income taxes                      575            563           747           892         1,041         1,200
                                          ---------       --------      --------      --------      --------      --------
Net income                                $     920       $    919      $  1,219      $  1,456      $  1,699      $  1,958
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model (2.5% Growth)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                     Historical                                      Projected
                                       1999            2000            2001            2002             2003           2004
                                     ---------       ---------       ---------       ---------       ---------       ---------
ASSETS
Cash                                 $   3,723       $     511       $     100       $     100       $     100       $     100
Accounts receivable                     18,771          19,240          19,721          20,214          20,720          21,238
Inventory                               36,217          37,122          38,050          39,002          39,977          40,976
Prepaid expenses                         3,508           3,596           3,686           3,778           3,872           3,969
Deferred income taxes                    1,238           1,269           1,301           1,333           1,367           1,401
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total current assets                    63,457          61,739          62,858          64,427          66,035          67,684

Land                                    12,562          12,562          12,562          12,562          12,562          12,562
Gross plant and equip                  130,878         138,146         145,414         152,682         159,950         167,218
Accumulated depreciation               (81,354)        (88,622)        (95,890)       (103,158)       (110,426)       (117,694)
                                     ---------       ---------       ---------       ---------       ---------       ---------
Net P,P&E                               62,086          62,086          62,086          62,086          62,086          62,086

Fixed assets held for disposal             804             824             845             866             887             910
Notes & accounts receivable                 50              51              53              54              55              57
Deferred charges & other assets            723             741             760             779             798             818
                                     ---------       ---------       ---------       ---------       ---------       ---------

Total assets                         $ 127,120       $ 125,441       $ 126,601       $ 128,211       $ 129,862       $ 131,554
                                     =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model (2.5% Growth)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)


                                          Historical                                      Projected
                                            1999            2000            2001            2002            2003             2004
                                          ---------       ---------       ---------       ---------       ---------       ---------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $   2,509       $  10,781       $   1,455       $   1,584       $  25,839
Accounts payable                             10,850          11,121          11,399          11,684          11,976          12,276
Accrued liabilities                           6,911           7,084           7,261           7,442           7,628           7,819
Income taxes payable                            135             138             142             145             149             153
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total current liabilities                    21,056          20,852          29,583          20,727          21,338          46,087

Long term debt
     Revolver                                     -               -           1,874          12,219          13,021          13,718
     Long term debt                          57,971          54,811          52,302          41,521          40,066          38,482
     Line of credit                               -               -               -               -               -               -
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total debt                              57,971          54,811          54,176          53,740          53,087          52,200
     Less current portion                    (3,160)         (2,509)        (10,781)         (1,455)         (1,584)        (25,839)
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total long-term debt                    54,811          52,302          43,395          52,285          51,503          26,361

Deferred income taxes                         4,585           4,700           4,817           4,938           5,061           5,188
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities                            80,452          77,854          77,795          77,950          77,902          77,635

Common stock                                  6,810           6,810           6,810           6,810           6,810           6,810
Additional paid-in-capital                    3,993           3,993           3,993           3,993           3,993           3,993
Retained earnings                            35,865          36,784          38,003          39,458          41,157          43,116
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total stockholders' equity                   46,668          47,587          48,806          50,261          51,960          53,919
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities & equity                $ 127,120       $ 125,441       $ 126,601       $ 128,211       $ 129,862       $ 131,554
                                          =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model (2.5% Growth)
Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)                                                     Projected
                                                       2000          2001          2002          2003          2004
                                                     -------       -------       --------       -------       -------
Cash flows from operating activities:
     Net income                                      $   919       $ 1,219       $  1,456       $ 1,699       $ 1,958
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------
Net cash provided by operating activities              7,141         7,415          7,625         7,840         8,072
Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,193)       (7,191)        (7,189)       (7,187)       (7,185)
Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (11,217)       (2,108)       (2,471)
     Drawdown on revolver                                 --         1,874         10,781         1,455         1,584
                                                     -------       -------       --------       -------       -------
Net cash provided by financing activities             (3,160)         (635)          (436)         (653)         (887)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(3,212)      $  (411)      $     --       $    --       $    --
                                                     =======       =======       ========       =======       =======
Beginning cash balance                                 3,723           511            100           100           100
Ending cash balance                                      511           100            100           100           100

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 2.5% Growth) Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                         Historical                                 Projected
                                            1999           2000          2001          2002          2003          2004
                                          --------       --------      --------      --------      --------      --------
Revenues                                  $211,839       $217,135      $222,563      $228,127      $233,831      $239,676
Cost of sales                              172,486        176,798       181,218       185,749       190,392       195,152
                                          --------       --------      --------      --------      --------      --------
Gross profit                                39,353         40,337        41,345        42,379        43,438        44,524

General and administrative, net dep.        10,093          9,845        10,104        10,369        10,641        10,919
Direct selling expenses                     16,322         16,730        17,148        17,577        18,016        18,467
                                          --------       --------      --------      --------      --------      --------
Total operating expenses                    26,415         26,575        27,252        27,946        28,657        29,386

EBITDA                                      12,938         13,761        14,093        14,433        14,781        15,138

Depreciation                                 7,268          7,268         7,268         7,268         7,268         7,268
                                          --------       --------      --------      --------      --------      --------
Total depreciation & amortization            7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                       5,670          6,493         6,825         7,165         7,513         7,870

Interest expense                             4,179          4,511         4,334         4,252         4,179         4,088
Interest (income)                               --             --            --            --            --            --
Minority interest expense (income)              --             --            --            --            --            --
Other expense                                   --             --            --            --            --            --
Other (income)                                  (4)            --            --            --            --            --
                                          --------       --------      --------      --------      --------      --------
Other expenses (income)                      4,175          4,511         4,334         4,252         4,179         4,088

Pre-tax income                               1,495          1,982         2,491         2,913         3,334         3,782
Provision for income taxes                     575            753           947         1,107         1,267         1,437
                                          --------       --------      --------      --------      --------      --------
Net income                                $    920       $  1,229      $  1,544      $  1,806      $  2,067      $  2,345
                                          ========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 2.5% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                     Historical                                      Projected
                                        1999            2000            2001            2002            2003            2004
                                     ---------       ---------       ---------       ---------       ---------       ---------
ASSETS
Cash                                 $   3,723       $     821       $     100       $     100       $     100       $     100
Accounts receivable                     18,771          19,240          19,721          20,214          20,720          21,238
Inventory                               36,217          37,122          38,050          39,002          39,977          40,976
Prepaid expenses                         3,508           3,596           3,686           3,778           3,872           3,969
Deferred income taxes                    1,238           1,269           1,301           1,333           1,367           1,401
                                     ---------       ---------       ---------       ---------       ---------       ---------

Total current assets                    63,457          62,049          62,858          64,427          66,035          67,684

Land                                    12,562          12,562          12,562          12,562          12,562          12,562
Gross plant and equip.                 130,878         138,146         145,414         152,682         159,950         167,218
Accumulated depreciation               (81,354)        (88,622)        (95,890)       (103,158)       (110,426)       (117,694)
                                     ---------       ---------       ---------       ---------       ---------       ---------

Net P,P&E                               62,086          62,086          62,086          62,086          62,086          62,086

Fixed assets held for disposal             804             824             845             866             887             910
Notes & accounts receivable                 50              51              53              54              55              57
Deferred charges & other assets            723             741             760             779             798             818
                                     ---------       ---------       ---------       ---------       ---------       ---------

Total assets                         $ 127,120       $ 125,751       $ 126,601       $ 128,211       $ 129,862       $ 131,554
                                     =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 2.5% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                      Projected
                                             1999            2000            2001            2002            2003            2004
                                          ---------       ---------       ---------       ---------       ---------       ---------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $   2,509       $  10,781       $   1,455       $   1,584       $  25,839
Accounts payable                             10,850          11,121          11,399          11,684          11,976          12,276
Accrued liabilities                           6,911           7,084           7,261           7,442           7,628           7,819
Income taxes payable                            135             138             142             145             149             153
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total current liabilities                    21,056          20,852          29,583          20,727          21,338          46,087

Long term debt
     Revolver                                    --              --           1,238          11,233          11,667          11,977
     Long term debt                          57,971          54,811          52,302          41,521          40,066          38,482
     Line of credit                              --              --              --              --              --              --
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total debt                              57,971          54,811          53,540          52,754          51,733          50,459
     Less current portion                    (3,160)         (2,509)        (10,781)         (1,455)         (1,584)        (25,839)
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total long-term debt                    54,811          52,302          42,759          51,299          50,149          24,620

Deferred income taxes                         4,585           4,700           4,817           4,938           5,061           5,188
                                          ---------       ---------       ---------       ---------       ---------       ---------

Total liabilities                            80,452          77,854          77,160          76,964          76,548          75,894

Common stock                                  6,810           6,810           6,810           6,810           6,810           6,810
Additional paid-in-capital                    3,993           3,993           3,993           3,993           3,993           3,993
Retained earnings                            35,865          37,094          38,638          40,444          42,511          44,856
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total stockholders' equity                   46,668          47,897          49,441          51,247          53,314          55,659
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities & equity                $ 127,120       $ 125,751       $ 126,601       $ 128,211       $ 129,862       $ 131,554
                                          =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 2.5% Growth) Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                                                                Projected
                                                      2000          2001           2002          2003          2004
                                                     -------       -------       --------       -------       -------
Cash flows from operating activities:
     Net income                                      $ 1,229       $ 1,544       $  1,806       $ 2,067       $ 2,345
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------
Net cash provided by operating activities              7,451         7,740          7,975         8,208         8,459

Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,193)       (7,191)        (7,189)       (7,187)       (7,185)

Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (11,567)       (2,476)       (2,858)
     Drawdown on revolver                                 --         1,238         10,781         1,455         1,584
                                                     -------       -------       --------       -------       -------
Net cash provided by financing activities             (3,160)       (1,271)          (786)       (1,021)       (1,274)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(2,902)      $  (721)      $     --       $    --       $    --
                                                     =======       =======       ========       =======       =======

Beginning cash balance                                 3,723           821            100           100           100
Ending cash balance                                      821           100            100           100           100

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 2.5% Growth) Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                  Projected
                                             1999           2000          2001          2002          2003          2004
                                          ---------       --------      --------      --------      --------      --------
Revenues                                  $ 211,839       $217,135      $222,563      $228,127      $233,831      $239,676
Cost of sales                               172,486        176,798       181,218       185,749       190,392       195,152
                                          ---------       --------      --------      --------      --------      --------
Gross profit                                 39,353         40,337        41,345        42,379        43,438        44,524

General and administrative, net dep.         10,093          9,595         9,854        10,119        10,391        10,669
Direct selling expenses                      16,322         16,730        17,148        17,577        18,016        18,467
                                          ---------       --------      --------      --------      --------      --------
Total operating expenses                     26,415         26,325        27,002        27,696        28,407        29,136

EBITDA                                       12,938         14,011        14,343        14,683        15,031        15,388

Depreciation                                  7,268          7,268         7,268         7,268         7,268         7,268
                                          ---------       --------      --------      --------      --------      --------
Total depreciation & amortization             7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                        5,670          6,743         7,075         7,415         7,763         8,120

Interest expense                              4,179          4,511         4,321         4,219         4,133         4,026
Interest (income)                                --             --            --            --            --            --
Minority interest expense (income)               --             --            --            --            --            --
Other expense                                    --             --            --            --            --            --
Other (income)                                   (4)            --            --            --            --            --
                                          ---------       --------      --------      --------      --------      --------
Other expenses (income)                       4,175          4,511         4,321         4,219         4,133         4,026

Pre-tax income                                1,495          2,232         2,754         3,195         3,630         4,094
Provision for income taxes                      575            848         1,046         1,214         1,380         1,556
                                          ---------       --------      --------      --------      --------      --------
Net income                                $     920       $  1,384      $  1,707      $  1,981      $  2,251      $  2,539
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 2.5% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                     Historical                                      Projected
                                        1999            2000            2001            2002            2003            2004
                                     ---------       ---------       ---------       ---------       ---------       ---------
ASSETS
Cash                                 $   3,723       $     976       $     100       $     100       $     100       $     100
Accounts receivable                     18,771          19,240          19,721          20,214          20,720          21,238
Inventory                               36,217          37,122          38,050          39,002          39,977          40,976
Prepaid expenses                         3,508           3,596           3,686           3,778           3,872           3,969
Deferred income taxes                    1,238           1,269           1,301           1,333           1,367           1,401
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total current assets                    63,457          62,204          62,858          64,427          66,035          67,684

Land                                    12,562          12,562          12,562          12,562          12,562          12,562
Gross plant and equip.                  130,878         138,146         145,414         152,682         159,950         167,218
Accumulated depreciation               (81,354)        (88,622)        (95,890)       (103,158)       (110,426)       (117,694)
                                     ---------       ---------       ---------       ---------       ---------       ---------
Net P,P&E                               62,086          62,086          62,086          62,086          62,086          62,086

Fixed assets held for disposal             804             824             845             866             887             910
Notes & accounts receivable                 50              51              53              54              55              57
Deferred charges & other assets            723             741             760             779             798             818
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total assets                         $ 127,120       $ 125,906       $ 126,601       $ 128,211       $ 129,862       $ 131,554
                                     =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 2.5% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                      Projected
                                            1999            2000            2001            2002            2003            2004
                                          ---------       ---------       ---------       ---------       ---------       ---------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $   2,509       $  10,781       $   1,455       $   1,584       $  25,839
Accounts payable                             10,850          11,121          11,399          11,684          11,976          12,276
Accrued liabilities                           6,911           7,084           7,261           7,442           7,628           7,819
Income taxes payable                            135             138             142             145             149             153
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total current liabilities                    21,056          20,852          29,583          20,727          21,338          46,087

Long term debt
     Revolver                                    --              --             921          10,740          10,990          11,107
     Long term debt                          57,971          54,811          52,302          41,521          40,066          38,482
     Line of credit                              --              --              --              --              --              --
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total debt                              57,971          54,811          53,223          52,261          51,056          49,589
     Less current portion                    (3,160)         (2,509)        (10,781)         (1,455)         (1,584)        (25,839)
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total long-term debt                    54,811          52,302          42,442          50,806          49,472          23,750

Deferred income taxes                         4,585           4,700           4,817           4,938           5,061           5,188
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities                            80,452          77,854          76,842          76,471          75,871          75,024

Common stock                                  6,810           6,810           6,810           6,810           6,810           6,810
Additional paid-in-capital                    3,993           3,993           3,993           3,993           3,993           3,993
Retained earnings                            35,865          37,249          38,956          40,937          43,188          45,727
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total stockholders' equity                   46,668          48,052          49,759          51,740          53,991          56,530
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities & equity                $ 127,120       $ 125,906       $ 126,601       $ 128,211       $ 129,862       $ 131,554
                                          =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 2.5% Growth) Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                                                                 Projected
                                                       2000          2001           2002          2003          2004
                                                     -------       -------       --------       -------       -------
Cash flows from operating activities:
     Net income                                      $ 1,384       $ 1,707       $  1,981       $ 2,251       $ 2,539
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------
Net cash provided by operating activities              7,606         7,903          8,150         8,393         8,652

Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,193)       (7,191)        (7,189)       (7,187)       (7,185)

Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (11,702)       (2,660)       (3,051)
     Drawdown on revolver                                 --           921         10,740         1,455         1,584
                                                     -------       -------       --------       -------       -------
Net cash provided by financing activities             (3,160)       (1,588)          (961)       (1,205)       (1,467)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(2,747)      $  (876)      $     --       $    --       $    --
                                                     =======       =======       ========       =======       =======

Beginning cash balance                                 3,723           976            100           100           100
Ending cash balance                                      976           100            100           100           100

UNITED FOODS, INC. -- Projection Model ($1 Mm Cost Savings, 2.5% Growth) Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                  Projected
                                             1999           2000          2001          2002          2003          2004
                                          ---------       --------      --------      --------      --------      --------
Revenues                                  $ 211,839       $217,135      $222,563      $228,127      $233,831      $239,676
Cost of sales                               172,486        176,798       181,218       185,749       190,392       195,152
                                          ---------       --------      --------      --------      --------      --------
Gross profit                                 39,353         40,337        41,345        42,379        43,438        44,524

General and administrative, net dep          10,093          9,345         9,604         9,869        10,141        10,419
Direct selling expenses                      16,322         16,730        17,148        17,577        18,016        18,467
                                          ---------       --------      --------      --------      --------      --------
Total operating expenses                     26,415         26,075        26,752        27,446        28,157        28,886

EBITDA                                       12,938         14,261        14,593        14,933        15,281        15,638

Depreciation                                  7,268          7,268         7,268         7,268         7,268         7,268
                                          ---------       --------      --------      --------      --------      --------
Total depreciation & amortization             7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                        5,670          6,993         7,325         7,665         8,013         8,370

Interest expense                              4,179          4,511         4,309         4,187         4,086         3,964
Interest (income)                                --             --            --            --            --            --
Minority interest expense (income)               --             --            --            --            --            --
Other expense                                    --             --            --            --            --            --
Other (income)                                   (4)            --            --            --            --            --
                                          ---------       --------      --------      --------      --------      --------
Other expenses (income)                       4,175          4,511         4,309         4,187         4,086         3,964

Pre-tax income                                1,495          2,482         3,016         3,478         3,927         4,406
Provision for income taxes                      575            943         1,146         1,322         1,492         1,674
                                          ---------       --------      --------      --------      --------      --------
Net income                                $     920       $  1,539      $  1,870      $  2,156      $  2,435      $  2,732
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model ($1 Mm Cost Savings, 2.5% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                     Historical                                      Projected
                                        1999            2000            2001            2002            2003            2004
                                     ---------       ---------       ---------       ---------       ---------       ---------
ASSETS
Cash                                 $   3,723       $   1,131       $     100       $     100       $     100       $     100
Accounts receivable                     18,771          19,240          19,721          20,214          20,720          21,238
Inventory                               36,217          37,122          38,050          39,002          39,977          40,976
Prepaid expenses                         3,508           3,596           3,686           3,778           3,872           3,969
Deferred income taxes                    1,238           1,269           1,301           1,333           1,367           1,401
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total current assets                    63,457          62,359          62,858          64,427          66,035          67,684

Land                                    12,562          12,562          12,562          12,562          12,562          12,562
Gross plant and equip                  130,878         138,146         145,414         152,682         159,950         167,218
Accumulated depreciation               (81,354)        (88,622)        (95,890)       (103,158)       (110,426)       (117,694)
                                     ---------       ---------       ---------       ---------       ---------       ---------
Net P,P&E                               62,086          62,086          62,086          62,086          62,086          62,086

Fixed assets held for disposal             804             824             845             866             887             910
Notes & accounts receivable                 50              51              53              54              55              57
Deferred charges & other assets            723             741             760             779             798             818
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total assets                         $ 127,120       $ 126,061       $ 126,601       $ 128,211       $ 129,862       $ 131,554
                                     =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($1 Mm Cost Savings, 2.5% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                      Projected
                                             1999            2000            2001            2002            2003            2004
                                          ---------       ---------       ---------       ---------       ---------       ---------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $   2,509       $  10,781       $   1,455       $   1,584       $  25,839
Accounts payable                             10,850          11,121          11,399          11,684          11,976          12,276
Accrued liabilities                           6,911           7,084           7,261           7,442           7,628           7,819
Income taxes payable                            135             138             142             145             149             153
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total current liabilities                    21,056          20,852          29,583          20,727          21,338          46,087

Long term debt
     Revolver                                    --              --             603          10,247          10,313          10,236
     Long term debt                          57,971          54,811          52,302          41,521          40,066          38,482
     Line of credit                              --              --              --              --              --              --
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total debt                              57,971          54,811          52,905          51,768          50,379          48,718
     Less current portion                    (3,160)         (2,509)        (10,781)         (1,455)         (1,584)        (25,839)
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total long-term debt                    54,811          52,302          42,124          50,313          48,795          22,879

Deferred income taxes                         4,585           4,700           4,817           4,938           5,061           5,188
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities                            80,452          77,854          76,524          75,978          75,194          74,154

Common stock                                  6,810           6,810           6,810           6,810           6,810           6,810
Additional paid-in-capital                    3,993           3,993           3,993           3,993           3,993           3,993
Retained earnings                            35,865          37,404          39,274          41,430          43,865          46,597
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total stockholders' equity                   46,668          48,207          50,077          52,233          54,668          57,400
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities & equity                $ 127,120       $ 126,061       $ 126,601       $ 128,211       $ 129,862       $ 131,554
                                          =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($1 Mm Cost Savings, 2.5% Growth) Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                                                                Projected
                                                      2000          2001           2002          2003          2004
                                                     -------       -------       --------       -------       -------
Cash flows from operating activities:
     Net income                                      $ 1,539       $ 1,870       $  2,156       $ 2,435       $ 2,732
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------
Net cash provided by operating activities              7,761         8,066          8,325         8,577         8,845

Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,193)       (7,191)        (7,189)       (7,187)       (7,185)

Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (11,384)       (2,845)       (3,244)
     Drawdown on revolver                                 --           603         10,247         1,455         1,584
                                                     -------       -------       --------       -------       -------
Net cash provided by financing activities             (3,160)       (1,906)        (1,136)       (1,390)       (1,660)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(2,592)      $(1,031)      $     --       $    --       $    --
                                                     =======       =======       ========       =======       =======

Beginning cash balance                                 3,723         1,131            100           100           100
Ending cash balance                                    1,131           100            100           100           100

UNITED FOODS, INC. -- Projection Model (5.0% Growth)
Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                  Projected
                                             1999           2000          2001          2002          2003          2004
                                          ---------       --------      --------      --------      --------      --------
Revenues                                  $ 211,839       $222,431      $233,552      $245,230      $257,492      $270,366
Cost of sales                               172,486        181,110       190,166       199,674       209,658       220,141
                                          ---------       --------      --------      --------      --------      --------
Gross profit                                 39,353         41,321        43,387        45,556        47,834        50,226

General and administrative, net dep.         10,093         10,598        11,128        11,684        12,268        12,882
Direct selling expenses                      16,322         17,138        17,995        18,895        19,839        20,831
                                          ---------       --------      --------      --------      --------      --------
Total operating expenses                     26,415         27,736        29,123        30,579        32,108        33,713

EBITDA                                       12,938         13,585        14,264        14,977        15,726        16,513

Depreciation                                  7,268          7,268         7,268         7,268         7,268         7,268
                                          ---------       --------      --------      --------      --------      --------
Total depreciation & amortization             7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                        5,670          6,317         6,996         7,709         8,458         9,245

Interest expense                              4,179          4,526         4,432         4,455         4,451         4,416
Interest (income)                                --             --            --            --            --            --
Minority interest expense (income)               --             --            --            --            --            --
Other expense                                    --             --            --            --            --            --
Other (income)                                   (4)            --            --            --            --            --
                                          ---------       --------      --------      --------      --------      --------
Other expenses (income)                       4,175          4,526         4,432         4,455         4,451         4,416

Pre-tax income                                1,495          1,791         2,564         3,254         4,008         4,829
Provision for income taxes                      575            681           974         1,237         1,523         1,835
                                          ---------       --------      --------      --------      --------      --------
Net income                                $     920       $  1,110      $  1,590      $  2,018      $  2,485      $  2,994
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model (5.0% Growth)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                     Historical                                      Projected
                                        1999            2000            2001            2002            2003            2004
                                     ---------       ---------       ---------       ---------       ---------       ---------
ASSETS
Cash                                 $   3,723       $     100       $     100       $     100       $     100       $     100
Accounts receivable                     18,771          19,710          20,695          21,730          22,816          23,957
Inventory                               36,217          38,028          39,929          41,926          44,022          46,223
Prepaid expenses                         3,508           3,683           3,868           4,061           4,264           4,477
Deferred income taxes                    1,238           1,300           1,365           1,433           1,505           1,580
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total current assets                    63,457          62,821          65,957          69,250          72,707          76,337

Land                                    12,562          12,562          12,562          12,562          12,562          12,562
Gross plant and equip.                 130,878         138,146         145,414         152,682         159,950         167,218
Accumulated depreciation               (81,354)        (88,622)        (95,890)       (103,158)       (110,426)       (117,694)
                                     ---------       ---------       ---------       ---------       ---------       ---------
Net P,P&E                               62,086          62,086          62,086          62,086          62,086          62,086

Fixed assets held for disposal             804             844             886             931             977           1,026
Notes & accounts receivable                 50              53              55              58              61              64
Deferred charges & other assets            723             759             797             837             879             923
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total assets                         $ 127,120       $ 126,563       $ 129,781       $ 133,161       $ 136,710       $ 140,436
                                     =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model (5.0% Growth)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                      Projected
                                             1999            2000            2001            2002            2003           2004
                                          ---------       ---------       ---------       ---------       ---------      ---------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $   2,509       $  10,781       $   1,455       $   1,584      $  25,839
Accounts payable                             10,850          11,393          11,962          12,560          13,188         13,848
Accrued liabilities                           6,911           7,257           7,619           8,000           8,400          8,820
Income taxes payable                            135             142             149             156             164            172
                                          ---------       ---------       ---------       ---------       ---------      ---------
Total current liabilities                    21,056          21,300          30,511          22,172          23,337         48,679

Long term debt
     Revolver                                    --             368           3,326          14,230          15,448         16,398
     Long term debt                          57,971          54,811          52,302          41,521          40,066         38,482
     Line of credit                              --              --              --              --              --             --
                                          ---------       ---------       ---------       ---------       ---------      ---------
     Total debt                              57,971          55,179          55,628          55,751          55,514         54,880
     Less current portion                    (3,160)         (2,509)        (10,781)         (1,455)         (1,584)       (25,839)
                                          ---------       ---------       ---------       ---------       ---------      ---------
     Total long-term debt                    54,811          52,670          44,847          54,296          53,930         29,041

Deferred income taxes                         4,585           4,814           5,055           5,308           5,573          5,852
                                          ---------       ---------       ---------       ---------       ---------      ---------
Total liabilities                            80,452          78,784          80,413          81,776          82,840         83,572

Common stock                                  6,810           6,810           6,810           6,810           6,810          6,810
Additional paid-in-capital                    3,993           3,993           3,993           3,993           3,993          3,993
Retained earnings                            35,865          36,975          38,565          40,583          43,067         46,061
                                          ---------       ---------       ---------       ---------       ---------      ---------
Total stockholders' equity                   46,668          47,778          49,368          51,386          53,870         56,864
                                          ---------       ---------       ---------       ---------       ---------      ---------
Total liabilities & equity                $ 127,120       $ 126,563       $ 129,781       $ 133,161       $ 136,710      $ 140,436
                                          =========       =========       =========       =========       =========      =========

UNITED FOODS, INC. -- Projection Model (5.0% Growth)
Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                                                                 Projected
                                                       2000          2001           2002          2003          2004
                                                     -------       -------       --------       -------       -------
Cash flows from operating activities:
     Net income                                      $ 1,110       $ 1,590       $  2,018       $ 2,485       $ 2,994
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------
Net cash provided by operating activities              6,286         6,661          6,979         7,331         7,719

Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,118)       (7,110)        (7,102)       (7,094)       (7,085)

Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (10,781)       (1,692)       (2,218)
     Drawdown on revolver                                368         2,958         10,904         1,455         1,584
                                                     -------       -------       --------       -------       -------
Net cash provided by financing activities             (2,792)          449            123          (237)         (634)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(3,623)      $    --       $     (0)      $     0       $    --
                                                     =======       =======       ========       =======       =======

Beginning cash balance                                 3,723           100            100           100           100
Ending cash balance                                      100           100            100           100           100

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 5.0% Growth) Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                  Projected
                                             1999           2000          2001          2002          2003          2004
                                          ---------       --------      --------      --------      --------      --------
Revenues                                  $ 211,839       $222,431      $233,552      $245,230      $257,492      $270,366
Cost of sales                               172,486        181,110       190,166       199,674       209,658       220,141
                                          ---------       --------      --------      --------      --------      --------
Gross profit                                 39,353         41,321        43,387        45,556        47,834        50,226

General and administrative, net dep.         10,093         10,098        10,628        11,184        11,768        12,382
Direct selling expenses                      16,322         17,138        17,995        18,895        19,839        20,831
                                          ---------       --------      --------      --------      --------      --------
Total operating expenses                     26,415         27,236        28,623        30,079        31,608        33,213

EBITDA                                       12,938         14,085        14,764        15,477        16,226        17,013

Depreciation                                  7,268          7,268         7,268         7,268         7,268         7,268
                                          ---------       --------      --------      --------      --------      --------
Total depreciation & amortization             7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                        5,670          6,817         7,496         8,209         8,958         9,745

Interest expense                              4,179          4,513         4,393         4,389         4,356         4,290
Interest (income)                                --             --            --            --            --            --
Minority interest expense (income)               --             --            --            --            --            --
Other expense                                    --             --            --            --            --            --
Other (income)                                   (4)            --            --            --            --            --
                                          ---------       --------      --------      --------      --------      --------
Other expenses (income)                       4,175          4,513         4,393         4,389         4,356         4,290

Pre-tax income                                1,495          2,304         3,103         3,820         4,603         5,454
Provision for income taxes                      575            875         1,179         1,452         1,749         2,073
                                          ---------       --------      --------      --------      --------      --------
Net income                                $     920       $  1,428      $  1,924      $  2,369      $  2,854      $  3,382
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 5.0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                     Historical                                      Projected
                                        1999            2000            2001            2002            2003            2004
                                     ---------       ---------       ---------       ---------       ---------       ---------
ASSETS
Cash                                 $   3,723       $     100       $     100       $     100       $     100       $     100
Accounts receivable                     18,771          19,710          20,695          21,730          22,816          23,957
Inventory                               36,217          38,028          39,929          41,926          44,022          46,223
Prepaid expenses                         3,508           3,683           3,868           4,061           4,264           4,477
Deferred income taxes                    1,238           1,300           1,365           1,433           1,505           1,580
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total current assets                    63,457          62,821          65,957          69,250          72,707          76,337

Land                                    12,562          12,562          12,562          12,562          12,562          12,562
Gross plant and equip.                 130,878         138,146         145,414         152,682         159,950         167,218
Accumulated depreciation               (81,354)        (88,622)        (95,890)       (103,158)       (110,426)       (117,694)
                                     ---------       ---------       ---------       ---------       ---------       ---------
Net P,P&E                               62,086          62,086          62,086          62,086          62,086          62,086

Fixed assets held for disposal             804             844             886             931             977           1,026
Notes & accounts receivable                 50              53              55              58              61              64
Deferred charges & other assets            723             759             797             837             879             923
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total assets                         $ 127,120       $ 126,563       $ 129,781       $ 133,161       $ 136,710       $ 140,436
                                     =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 5.0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                      Projected
                                             1999            2000            2001            2002            2003           2004
                                          ---------       ---------       ---------       ---------       ---------      ---------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $   2,509       $  10,781       $   1,455       $   1,584      $  25,839
Accounts payable                             10,850          11,393          11,962          12,560          13,188         13,848
Accrued liabilities                           6,911           7,257           7,619           8,000           8,400          8,820
Income taxes payable                            135             142             149             156             164            172
                                          ---------       ---------       ---------       ---------       ---------      ---------
Total current liabilities                    21,056          21,300          30,511          22,172          23,337         48,679

Long term debt
     Revolver                                    --              50           2,674          13,227          14,076         14,638
     Long term debt                          57,971          54,811          52,302          41,521          40,066         38,482
     Line of credit                              --              --              --              --              --             --
                                          ---------       ---------       ---------       ---------       ---------      ---------
     Total debt                              57,971          54,861          54,976          54,748          54,142         53,120
     Less current portion                    (3,160)         (2,509)        (10,781)         (1,455)         (1,584)       (25,839)
                                          ---------       ---------       ---------       ---------       ---------      ---------
     Total long-term debt                    54,811          52,352          44,195          53,293          52,558         27,281

Deferred income taxes                         4,585           4,814           5,055           5,308           5,573          5,852
                                          ---------       ---------       ---------       ---------       ---------      ---------
Total liabilities                            80,452          78,466          79,761          80,773          81,468         81,812

Common stock                                  6,810           6,810           6,810           6,810           6,810          6,810
Additional paid-in-capital                    3,993           3,993           3,993           3,993           3,993          3,993
Retained earnings                            35,865          37,293          39,217          41,586          44,439         47,821
                                          ---------       ---------       ---------       ---------       ---------      ---------
Total stockholders' equity                   46,668          48,096          50,020          52,389          55,242         58,624
                                          ---------       ---------       ---------       ---------       ---------      ---------
Total liabilities & equity                $ 127,120       $ 126,563       $ 129,781       $ 133,161       $ 136,710      $ 140,436
                                          =========       =========       =========       =========       =========      =========

UNITED FOODS, INC. -- Projection Model ($500,000 Cost Savings, 5.0% Growth) Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                                                                 Projected
                                                       2000          2001           2002          2003          2004
                                                     -------       -------       --------       -------       -------
Cash flows from operating activities:
     Net income                                      $ 1,428       $ 1,924       $  2,369       $ 2,854       $ 3,382
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------
Net cash provided by operating activities              6,604         6,995          7,330         7,700         8,107

Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,118)       (7,110)        (7,102)       (7,094)       (7,085)

Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (11,009)       (2,061)       (2,606)
     Drawdown on revolver                                 50         2,624         10,781         1,455         1,584
                                                     -------       -------       --------       -------       -------
Net cash provided by financing activities             (3,110)          115           (228)         (606)       (1,022)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(3,623)      $    --       $      0       $    (0)      $    --
                                                     =======       =======       ========       =======       =======

Beginning cash balance                                 3,723           100            100           100           100
Ending cash balance                                      100           100            100           100           100

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 5.0% Growth) Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                  Projected
                                             1999           2000          2001          2002          2003          2004
                                          ---------       --------      --------      --------      --------      --------
Revenues                                  $ 211,839       $222,431      $233,552      $245,230      $257,492      $270,366
Cost of sales                               172,486        181,110       190,166       199,674       209,658       220,141
                                          ---------       --------      --------      --------      --------      --------
Gross profit                                 39,353         41,321        43,387        45,556        47,834        50,226

General and administrative, net dep.         10,093          9,848        10,378        10,934        11,518        12,132
Direct selling expenses                      16,322         17,138        17,995        18,895        19,839        20,831
                                          ---------       --------      --------      --------      --------      --------
Total operating expenses                     26,415         26,986        28,373        29,829        31,358        32,963

EBITDA                                       12,938         14,335        15,014        15,727        16,476        17,263

Depreciation                                  7,268          7,268         7,268         7,268         7,268         7,268
                                          ---------       --------      --------      --------      --------      --------
Total depreciation & amortization             7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                        5,670          7,067         7,746         8,459         9,208         9,995

Interest expense                              4,179          4,511         4,379         4,356         4,309         4,228
Interest (income)                                --             --            --            --            --            --
Minority interest expense (income)               --             --            --            --            --            --
Other expense                                    --             --            --            --            --            --
Other (income)                                   (4)            --            --            --            --            --
                                          ---------       --------      --------      --------      --------      --------
Other expenses (income)                       4,175          4,511         4,379         4,356         4,309         4,228

Pre-tax income                                1,495          2,556         3,367         4,103         4,900         5,766
Provision for income taxes                      575            971         1,280         1,559         1,862         2,191
                                          ---------       --------      --------      --------      --------      --------
Net income                                $     920       $  1,584      $  2,088      $  2,544      $  3,038      $  3,575
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 5.0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                     Historical                                      Projected
                                        1999            2000            2001            2002            2003            2004
                                     ---------       ---------       ---------       ---------       ---------       ---------
ASSETS
Cash                                 $   3,723       $     206       $     100       $     100       $     100       $     100
Accounts receivable                     18,771          19,710          20,695          21,730          22,816          23,957
Inventory                               36,217          38,028          39,929          41,926          44,022          46,223
Prepaid expenses                         3,508           3,683           3,868           4,061           4,264           4,477
Deferred income taxes                    1,238           1,300           1,365           1,433           1,505           1,580
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total current assets                    63,457          62,927          65,957          69,250          72,707          76,337

Land                                    12,562          12,562          12,562          12,562          12,562          12,562
Gross plant and equip.                 130,878         138,146         145,414         152,682         159,950         167,218
Accumulated depreciation               (81,354)        (88,622)        (95,890)       (103,158)       (110,426)       (117,694)
                                     ---------       ---------       ---------       ---------       ---------       ---------
Net P,P&E                               62,086          62,086          62,086          62,086          62,086          62,086

Fixed assets held for disposal             804             844             886             931             977           1,026
Notes & accounts receivable                 50              53              55              58              61              64
Deferred charges & other assets            723             759             797             837             879             923
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total assets                         $ 127,120       $ 126,669       $ 129,781       $ 133,161       $ 136,710       $ 140,436
                                     =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 5.0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                      Projected
                                            1999            2000            2001            2002            2003            2004
                                          ---------       ---------       ---------       ---------       ---------       ---------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $   2,509       $  10,781       $   1,455       $   1,584       $  25,839
Accounts payable                             10,850          11,393          11,962          12,560          13,188          13,848
Accrued liabilities                           6,911           7,257           7,619           8,000           8,400           8,820
Income taxes payable                            135             142             149             156             164             172
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total current liabilities                    21,056          21,300          30,511          22,172          23,337          48,679

Long term debt
     Revolver                                    --              --           2,354          12,731          13,396          13,765
     Long term debt                          57,971          54,811          52,302          41,521          40,066          38,482
     Line of credit                              --              --              --              --              --              --
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total debt                              57,971          54,811          54,656          54,252          53,462          52,247
     Less current portion                    (3,160)         (2,509)        (10,781)         (1,455)         (1,584)        (25,839)
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total long-term debt                    54,811          52,302          43,875          52,797          51,878          26,408

Deferred income taxes                         4,585           4,814           5,055           5,308           5,573           5,852
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities                            80,452          78,416          79,441          80,277          80,788          80,939

Common stock                                  6,810           6,810           6,810           6,810           6,810           6,810
Additional paid-in-capital                    3,993           3,993           3,993           3,993           3,993           3,993
Retained earnings                            35,865          37,449          39,537          42,081          45,119          48,694
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total stockholders' equity                   46,668          48,252          50,340          52,884          55,922          59,497
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities & equity                $ 127,120       $ 126,669       $ 129,781       $ 133,161       $ 136,710       $ 140,436
                                          =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($750,000 Cost Savings, 5.0% Growth) Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                                                                 Projected
                                                       2000          2001           2002          2003          2004
                                                     -------       -------       --------       -------       -------
Cash flows from operating activities:
     Net income                                      $ 1,584       $ 2,088       $  2,544       $ 3,038       $ 3,575
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------
Net cash provided by operating activities              6,761         7,159          7,506         7,884         8,300

Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,118)       (7,110)        (7,102)       (7,094)       (7,085)

Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (11,184)       (2,245)       (2,799)
     Drawdown on revolver                                 --         2,354         10,781         1,455         1,584
                                                     -------       -------       --------       -------       -------
Net cash provided by financing activities             (3,160)         (155)          (403)         (790)       (1,215)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(3,517)      $  (106)      $      0       $    (0)      $    --
                                                     =======       =======       ========       =======       =======

Beginning cash balance                                 3,723           206            100           100           100
Ending cash balance                                      206           100            100           100           100

UNITED FOODS, INC. -- Projection Model ($1 MM Cost Savings, 5.0% Growth) Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                  Projected
                                             1999           2000          2001          2002          2003          2004
                                          ---------       --------      --------      --------      --------      --------
Revenues                                  $ 211,839       $222,431      $233,552      $245,230      $257,492      $270,366
Cost of sales                               172,486        181,110       190,166       199,674       209,658       220,141
                                          ---------       --------      --------      --------      --------      --------
Gross profit                                 39,353         41,321        43,387        45,556        47,834        50,226

General and administrative, net dep.         10,093          9,598        10,128        10,684        11,268        11,882
Direct selling expenses                      16,322         17,138        17,995        18,895        19,839        20,831
                                          ---------       --------      --------      --------      --------      --------
Total operating expenses                     26,415         26,736        28,123        29,579        31,108        32,713

EBITDA                                       12,938         14,585        15,264        15,977        16,726        17,513

Depreciation                                  7,268          7,268         7,268         7,268         7,268         7,268
                                          ---------       --------      --------      --------      --------      --------
Total depreciation & amortization             7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                        5,670          7,317         7,996         8,709         9,458        10,245

Interest expense                              4,179          4,511         4,366         4,324         4,262         4,166
Interest (income)                                --             --            --            --            --            --
Minority interest expense (income)               --             --            --            --            --            --
Other expense                                    --             --            --            --            --            --
Other (income)                                   (4)            --            --            --            --            --
                                          ---------       --------      --------      --------      --------      --------
Other expenses (income)                       4,175          4,511         4,366         4,324         4,262         4,166

Pre-tax income                                1,495          2,806         3,630         4,385         5,196         6,078
Provision for income taxes                      575          1,066         1,379         1,666         1,975         2,310
                                          ---------       --------      --------      --------      --------      --------
Net income                                $     920       $  1,739      $  2,251      $  2,719      $  3,222      $  3,768
                                          =========       ========      ========      ========      ========      ========

UNITED FOODS, INC. -- Projection Model ($1 MM Cost Savings, 5.0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                     Historical                                      Projected
                                        1999            2000            2001            2002            2003            2004
                                     ---------       ---------       ---------       ---------       ---------       ---------
ASSETS
Cash                                 $   3,723       $     361       $     100       $     100       $     100       $     100
Accounts receivable                     18,771          19,710          20,695          21,730          22,816          23,957
Inventory                               36,217          38,028          39,929          41,926          44,022          46,223
Prepaid expenses                         3,508           3,683           3,868           4,061           4,264           4,477
Deferred income taxes                    1,238           1,300           1,365           1,433           1,505           1,580
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total current assets                    63,457          63,082          65,957          69,250          72,707          76,337

Land                                    12,562          12,562          12,562          12,562          12,562          12,562
Gross plant and equip.                 130,878         138,146         145,414         152,682         159,950         167,218
Accumulated depreciation               (81,354)        (88,622)        (95,890)       (103,158)       (110,426)       (117,694)
                                     ---------       ---------       ---------       ---------       ---------       ---------
Net P,P&E                               62,086          62,086          62,086          62,086          62,086          62,086

Fixed assets held for disposal             804             844             886             931             977           1,026
Notes & accounts receivable                 50              53              55              58              61              64
Deferred charges & other assets            723             759             797             837             879             923
                                     ---------       ---------       ---------       ---------       ---------       ---------
Total assets                         $ 127,120       $ 126,824       $ 129,781       $ 133,161       $ 136,710       $ 140,436
                                     =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($1 MM Cost Savings, 5.0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                      Projected
                                             1999            2000            2001            2002            2003            2004
                                          ---------       ---------       ---------       ---------       ---------       ---------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $   2,509       $  10,781       $   1,455       $   1,584       $  25,839
Accounts payable                             10,850          11,393          11,962          12,560          13,188          13,848
Accrued liabilities                           6,911           7,257           7,619           8,000           8,400           8,820
Income taxes payable                            135             142             149             156             164             172
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total current liabilities                    21,056          21,300          30,511          22,172          23,337          48,679

Long term debt
     Revolver                                    --              --           2,036          12,238          12,719          12,895
     Long term debt                          57,971          54,811          52,302          41,521          40,066          38,482
     Line of credit                              --              --              --              --              --              --
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total debt                              57,971          54,811          54,338          53,759          52,785          51,377
     Less current portion                    (3,160)         (2,509)        (10,781)         (1,455)         (1,584)        (25,839)
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total long-term debt                    54,811          52,302          43,557          52,304          51,201          25,538

Deferred income taxes                         4,585           4,814           5,055           5,308           5,573           5,852
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities                            80,452          78,416          79,123          79,784          80,111          80,069

Common stock                                  6,810           6,810           6,810           6,810           6,810           6,810
Additional paid-in-capital                    3,993           3,993           3,993           3,993           3,993           3,993
Retained earnings                            35,865          37,604          39,855          42,574          45,796          49,564
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total stockholders' equity                   46,668          48,407          50,658          53,377          56,599          60,367
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities & equity                $ 127,120       $ 126,824       $ 129,781       $ 133,161       $ 136,710       $ 140,436
                                          =========       =========       =========       =========       =========       =========

UNITED FOODS, INC. -- Projection Model ($1 MM Cost Savings, 5.0% Growth) Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                                                                 Projected
                                                       2000          2001           2002          2003          2004
                                                     -------       -------       --------       -------       -------
Cash flows from operating activities:
     Net income                                      $ 1,739       $ 2,251       $  2,719       $ 3,222       $ 3,768
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------
Net cash provided by operating activities              6,916         7,322          7,681         8,068         8,494

Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,118)       (7,110)        (7,102)       (7,094)       (7,085)

Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (11,359)       (2,429)       (2,992)
     Drawdown on revolver                                 --         2,036         10,781         1,455         1,584
                                                     -------       -------       --------       -------       -------
Net cash provided by financing activities             (3,160)         (473)          (578)         (974)       (1,408)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(3,362)      $  (261)      $      0       $    (0)      $    --
                                                     =======       =======       ========       =======       =======

Beginning cash balance                                 3,723           361            100           100           100
Ending cash balance                                      361           100            100           100           100

Liquidation Analysis

Liquidation Value
Based on August 31, 1998 Balance Sheet

                                                          Actual     Management   Theoretical
                                                         --------    ----------   -----------
ASSETS

Cash                                                     $    627      $   627      $   627
Accounts Receivable                                        15,185       14,426      $14,426
Inventories
     Finished Product                                      34,388       17,194      $22,352
     Raw Material                                           1,168          292      $   759
     Growing Crops                                          3,105           --           --
     Packaging Materials                                    1,517           --           --
     Sundry Supplies                                          722           --           --
Prepaid Expenses                                            3,002           --           --
Refundable Taxes                                              594          594      $   594
Deferred Income Taxes                                       1,249           --           --

Net PP&E                                                   53,023       43,000      $42,949

Other assets
     Notes & Accounts Receivable                               53           53      $    53
     Deferred Charges & Other Assets                          656           --           --
     Property & Equipment Held For                            804          804      $   804
         Disposal, Est. Realiz. Value

Total Assets                                              116,093       76,990       82,564
                                                         ========      =======      =======

LIABILITIES

Current Liabilities
     Notes Payable to Banks and Others                         --           --           --
     Accounts Payable                                      15,083       15,083      $15,083
     Accrued Liabilities                                    7,246        7,246      $ 7,246
     Accrued (Prepaid) Burden                                 178          178      $   178
     Income Taxes Payable                                     109          109      $   109
     Deferred Income Taxes - Current                           --           --           --
     Current Maturities of L-T-D                            4,300        4,300      $ 4,300

Long-term Debt Less Current Maturities                     31,924       31,924      $31,924
Long-term Revolving Loan                                    7,025        7,025      $ 7,025
Deferred Income Taxes - Long-term                           4,710           --           --
Total Liabilities                                          70,575       65,865       65,865
                                                         --------      -------      -------
Equity                                                     45,518       11,125       16,699
                                                         ========      =======      =======

Shares Outstanding                                          6,810        6,810        6,810

Book Value Per Share                                     $   6.68      $  1.63      $  2.45

   UNITED FOODS - $1 MM COST SAVINGS -- Leveraged Buyout Analysis - 5% Growth
                              Transaction Summary
-------------------------------------------------------------------------------
                                  ($s in 000s)


                                                                        % of
Uses of Funds:                                       Amount            Capital                  Proposed Offer Price
------------------------------------            -----------------     ----------            ----------------------------
                                                                                                        $3.00
Offer for 100% equity                                    $20,430          25.7%
Debt to be refinanced                                     57,971          73.0%
Cash                                                           0           0.0%
Transaction fees & expenses                                1,000           1.3%                   Shares Outstanding
                                                ----------------      --------              ----------------------------
  Total Uses of Funds                                    $79,401         100.0%                         6,810
                                                ================      ========

                                     Interest                           % of
Sources of Funds:                      Rate          Amount            Capital                 Proposed Consideration
------------------------------------ --------   -----------------     ----------            ----------------------------
Revolver                               8.50%                  $0           0.0%                       $20,430
Senior debt                            8.50%              45,283          57.0%
Sub-debt                              12.00%              19,407          24.4%
Outside equity - Common Stock                             14,711          18.5%
                                                ----------------      --------
  Total Sources of Funds                                 $79,401         100.0%
                                                ================      ========


              Transaction Summary Statistics                          Goodwill Calculation
--------------------------------------------------------              --------------------------------------
                                                                      Purchase price of equity                      $20,430
 Transaction value                                $79,401             Plus:  Transaction fees                             0
                                                                      Less:  Book value acquired                     46,668
 Fiscal Year End Feb.:            1999              2000              Less:  Assumed asset write-up
 ---------------------            ----              ----              Less:  Deferred income taxes                        0
 Transaction value/EBIT           14.0x             11.0x                                                    ---------------
 Transaction value/EBITDA         6.14x             5.44x             Book goodwill                                $(26,238)(a)
 Transaction value/Sales           .37x              .36x                                                    ===============

------------------------------------
(a) Transaction fees are amortized separately and therefore are excluded from book goodwill.

   UNITED FOODS - $1 MM COST SAVINGS -- Leveraged Buyout Analysis - 5% Growth
            Assumptions Summary, Key Ratios and Amortization Schedule
-------------------------------------------------------------------------------
                                  ($s in 000s)

Transaction Assumptions
     $ 79,401 Transaction value


                                                                       Projected Fiscal Year Ended Feb.
                                 ProForma       -----------------------------------------------------------------------------
                                   1999     (1)   2000              2001             2002             2003             2004
                                 --------       --------          --------         --------         --------         --------

Key Ratios:
-----------
EBIT / interest expense              0.9 x          1.2 x             1.3 x            1.4 x            1.5 x            1.7 x
(EBIT - cap ex)/interest expense     0.9 x         (0.0)x             0.1 x            0.2 x            0.3 x            0.5 x
EBITDA / interest expense            2.1 x          2.4 x             2.5 x            2.6 x            2.8 x            2.9 x
(EBITDA - cap ex) / interest
  expense                            2.1 x          1.2 x             1.3 x            1.4 x            1.6 x            1.7 x
(EBITDA - change in working
  cap-cap ex)/interest expense                      0.9 x             1.0 x            1.1 x            1.2 x            1.3 x

Senior debt/ EBITDA                  3.5 x          3.0 x             2.8 x            2.7 x            2.6 x            2.5 x
Total debt/ EBITDA                   5.0 x          4.3 x             4.1 x            4.0 x            3.8 x            3.6 x

Capitalization:
 Senior debt                     $45,283  57%   $42,789  55%      $43,548  55%     $43,999  54%     $44,108  53%     $43,837  51%
 Other debt                       19,407  24%    19,407  25%       19,407  24%      19,407  24%      19,407  23%      19,407  23%
                                 -------        ------- ---       ------- ---      ------- ---      ------- ---      ------- ---

 Total debt                       64,690  81%    62,196  80%       62,955  79%      63,406  78%      63,515  76%      63,244  74%
 Equity                           14,711  19%    15,423  20%       16,602  21%      18,192  22%      20,231  24%      22,762  26%
                                 -------        ------- ---       ------- ---      ------- ---      ------- ---      ------- ---

 Total capitalization            $79,401 100%   $77,619 100%      $79,558 100%     $81,598 100%     $83,746 100%     $86,006 100%


Amortization:
-------------
Senior debt retired annually                      9,057             9,057            9,057            9,057            9,057
Notes payable retired annually                       --                --               --               --               --
Sub-debt retired annually                            --                --               --               --               --
Other notes retired annually                         --                --               --               --               --

Goodwill amortization over 15
  years
Fee amortization over 10 years                  $   100            $  100          $   100           $  100          $   100

(1) Adjusted to show historical operating results with proforma interest expense and proforma capitalization.

   UNITED FOODS - $1 MM COST SAVINGS -- Leveraged Buyout Analysis - 5% Growth
                           Projected Income Statements
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                       Historical                Projected Fiscal Year Ended Feb.
                                       ----------    --------------------------------------------------------
                                          1999        2000        2001        2002        2003        2004
                                        --------    --------    --------    --------    --------    --------

 Revenues                               $211,839    $222,431    $233,552    $245,230    $257,492    $270,366
     % growth                                            5.0%        5.0%        5.0%        5.0%        5.0%

 Cost of sales                          $172,486    $181,110    $190,166    $199,674    $209,658    $220,141
    % of revenue                            81.4%       81.4%       81.4%       81.4%       81.4%       81.4%
                                        --------    --------    --------    --------    --------    --------

 Gross profit                           $ 39,353    $ 41,321    $ 43,387    $ 45,556    $ 47,834    $ 50,226
    gross margin                            18.6%       18.6%       18.6%       18.6%       18.6%       18.6%

 General and administrative, net dep.   $ 10,093    $  9,598    $ 10,128    $ 10,684    $ 11,268    $ 11,882
    % of revenue                             4.8%        4.3%        4.3%        4.4%        4.4%        4.4%
Direct selling expenses                   16,322      17,138      17,995      18,895      19,839      20,831
    % of revenue                             7.7%        7.7%        7.7%        7.7%        7.7%        7.7%
                                        --------    --------    --------    --------    --------    --------

  Total operating expenses              $ 26,415    $ 26,736    $ 28,123    $ 29,579    $ 31,108    $ 32,713
      % of revenue                          12.5%       12.0%       12.0%       12.1%       12.1%       12.1%

 EBITDA                                 $ 12,938    $ 14,585    $ 15,264    $ 15,977    $ 16,726    $ 17,513
    % of revenue                             6.1%        6.6%        6.5%        6.5%        6.5%        6.5%

Depreciation                            $  7,268    $  7,268    $  7,268    $  7,268    $  7,268    $  7,268
Transaction fee amortization                  --         100         100         100         100         100
                                        --------    --------    --------    --------    --------    --------

  Total depreciation & amortization     $  7,268    $  7,368    $  7,368    $  7,368    $  7,368    $  7,368
      % of revenue                           3.4%        3.3%        3.2%        3.0%        2.9%        2.7%
                                        --------    --------    --------    --------    --------    --------

 EBIT                                   $  5,670    $  7,217    $  7,896    $  8,609    $  9,358    $ 10,145
    % of revenue                             2.7%        3.2%        3.4%        3.5%        3.6%        3.8%

 Capital expenditures                               $  7,268    $  7,268    $  7,268    $  7,268    $  7,268

   UNITED FOODS - $1 MM COST SAVINGS -- Leveraged Buyout Analysis - 5% Growth
                           Projected Income Statements
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                       Historical                Projected Fiscal Year Ended Feb.
                                       ----------    --------------------------------------------------------
                                          1999        2000        2001        2002        2003        2004
                                        --------    --------    --------    --------    --------    --------

    % of revenue                                         3.3%        3.1%        3.0%        2.8%        2.7%


 EBIT                                   $  5,670    $  7,217    $  7,896    $  8,609    $  9,358    $ 10,145

Interest expense:
          Revolver                            --         279         975       1,796       2,590       3,353
          Senior debt                         --       3,464       2,694       1,925       1,155         385
          Sub-debt                            --       2,329       2,329       2,329       2,329       2,329
                                        --------    --------    --------    --------    --------    --------

Total interest expense                     4,179       6,072       5,998       6,050       6,073       6,066

Pre-tax income                             1,495       1,149       1,902       2,564       3,289       4,082
Provision (benefit) for income taxes         575         437         723         974       1,250       1,551
                                        --------    --------    --------    --------    --------    --------

 Net income                             $    920    $    712    $  1,179    $  1,590    $  2,039    $  2,531
                                        ========    ========    ========    ========    ========    ========

   UNITED FOODS - $1 MM COST SAVINGS -- Leveraged Buyout Analysis - 5% Growth
                            Projected Balance Sheets
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                                                                     Projected Fiscal Year Ended Feb.
                               Historical                       Proforma   ------------------------------------------------------
                               Feb. 1999       Adjustments     Feb. 1999     2000       2001       2002       2003        2004
                               ---------  -------------------  ---------   ---------  ---------  ---------  ---------   ---------
ASSETS
------
Cash and equivalents           $   3,723  $       0  $      0  $   3,723   $     100  $     100  $     100  $     100   $     100
Short-term investments                --         --        --         --          --         --         --         --          --
Accounts receivable               18,771         --        --     18,771      19,710     20,695     21,730     22,816      23,957
Inventory                         36,217         --        --     36,217      38,028     39,929     41,926     44,022      46,223
Prepaid expenses                   3,508         --        --      3,508       3,683      3,868      4,061      4,264       4,477
Deferred income taxes              1,238         --        --      1,238       1,300      1,365      1,433      1,505       1,580
                               ---------  ---------  --------  ---------   ---------  ---------  ---------  ---------   ---------
Total current assets              63,457         --        --     63,457      62,821     65,957     69,250     72,707      76,337

Land                              12,562         --        --     12,562      12,562     12,562     12,562     12,562      12,562
Gross plant and equip.           130,878         --   (26,238)   104,640     111,908    119,176    126,444    133,712     140,980
Accumulated depreciation         (81,354)        --        --    (81,354)    (88,622)   (95,890)  (103,158)  (110,426)   (117,694)
                               ---------  ---------  --------  ---------   ---------  ---------  ---------  ---------   ---------
Net P,P&E                         62,086         --   (26,238)    35,848      35,848     35,848     35,848     35,848      35,848

Goodwill, net of
  accumulated amortization            --         --        --         --          --         --         --         --          --
Transaction fee & expenses            --         --     1,000      1,000         900        800        700        600         500
Fixed assets held for disposal       804         --        --        804         844        886        931        977       1,026
Notes & accounts receivable           50         --        --         50          53         55         58         61          64
Deferred charges and
  other assets                       723         --        --        723         759        797        837        879         923
                               ---------  ---------  --------  ---------   ---------  ---------  ---------  ---------   ---------
 Total assets                  $ 127,120  $       0  $(25,238) $ 101,882   $ 101,224  $ 104,343  $ 107,623  $ 111,072   $ 114,698
                               =========  =========  ========  =========   =========  =========  =========  =========   =========

LIABILITIES & EQUITY
--------------------
Current maturities &
  short-term debt              $   3,160  $  (3,160) $      0  $       0   $       0  $       0  $       0  $       0   $       0
Accounts payable                  10,850         --        --     10,850      11,393     11,962     12,560     13,188      13,848
Accrued liabilities                6,911         --        --      6,911       7,257      7,619      8,000      8,400       8,820
Income taxes payable                 135         --        --        135         142        149        156        164         172
                               ---------  ---------  --------  ---------   ---------  ---------  ---------  ---------   ---------
Total current liabilities         21,056     (3,160)       --     17,896      18,791     19,730     20,717     21,753      22,840

Long term debt
    Revolver                          --         --        --         --       6,563     16,379     25,886     35,051      43,837
    Senior debt                   57,971    (57,971)   45,283     45,283      36,226     27,170     18,113      9,057          --
    Sub-debt                          --         --    19,407     19,407      19,407     19,407     19,407     19,407      19,407
                               ---------  ---------  --------  ---------   ---------  ---------  ---------  ---------   ---------
    Total debt                    57,971    (57,971)   64,690     64,690      62,196     62,955     63,406     63,515      63,244
    Less current portion          (3,160)     3,160        --         --          --         --         --         --          --
                               ---------  ---------  --------  ---------   ---------  ---------  ---------  ---------   ---------
    Total long-term debt          54,811    (54,811)   64,690     64,690      62,196     62,955     63,406     63,515      63,244
                               ---------  ---------  --------  ---------   ---------  ---------  ---------  ---------   ---------
Deferred income taxes              4,585         --        --      4,585       4,814      5,055      5,308      5,573       5,852
                               ---------  ---------  --------  ---------   ---------  ---------  ---------  ---------   ---------
Total liabilities                 80,452    (57,971)   64,690     87,171      85,801     87,741     89,431     90,841      91,936

Common stock                      10,803    (10,803)   14,711     14,711      14,711     14,711     14,711     14,711      14,711
Retained earnings                 35,865    (35,865)       --         --         712      1,892      3,481      5,520       8,051
                               ---------  ---------  --------  ---------   ---------  ---------  ---------  ---------   ---------
Total stockholders' equity        46,668    (46,668)   14,711     14,711      15,423     16,602     18,192     20,231      22,762
                               ---------  ---------  --------  ---------   ---------  ---------  ---------  ---------   ---------
Total liabilities & equity     $ 127,120  $(104,639) $ 79,401  $ 101,882   $ 101,224  $ 104,343  $ 107,623  $ 111,072   $ 114,698
                               =========  =========  ========  =========   =========  =========  =========  =========   =========

   UNITED FOODS - $1 MM COST SAVINGS -- Leveraged Buyout Analysis - 5% Growth
                                    Cash Flow
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                                                        Projected Fiscal Year Ended Feb.
                                                              ---------------------------------------------------
                                                               2000        2001       2002       2003      2004
                                                              -------    -------    -------    -------    -------
Net Income                                                    $   712    $ 1,179    $ 1,590    $ 2,039    $ 2,531

       Add: Depreciation & amortization                         7,268      7,268      7,268      7,268      7,268
       Add: Fee amortization                                      100        100        100        100        100
                                                              -------    -------    -------    -------    -------

Total Sources                                                 $ 8,080    $ 8,547    $ 8,958    $ 9,407    $ 9,899

      Less: Changes in other long-term assets & liabilities       150        158        166        174        183
      Less: Change in working capital                          (2,092)    (2,196)    (2,306)    (2,422)    (2,543)
      Less: Capital expenditures (Net of dispos.)              (7,268)    (7,268)    (7,268)    (7,268)    (7,268)
                                                              -------    -------    -------    -------    -------

Total Uses                                                    $(9,210)   $(9,307)   $(9,409)   $(9,516)   $(9,628)
                                                              -------    -------    -------    -------    -------

Total Free Cash Flow Before Financing                         $(1,129)   $(  759)   $(  451)   $(  108)   $   271


Repayment/ Borrowing of Debt
----------------------------

Revolver                                                        6,563      9,816      9,508      9,165      8,786
Senior debt                                                    (9,057)    (9,057)    (9,057)    (9,057)    (9,057)
                                                              -------    -------    -------    -------    -------
Total Debt (Repayments)/ Borrowing                            $(2,494)   $   759    $   451    $   108    $(  271)

Change in Cash Balance                                        $(3,623)   $     0    $     0    $     0    $     0

   UNITED FOODS - $1 MM COST SAVINGS -- Leveraged Buyout Analysis - 5% Growth
                          Working Capital Assumptions
--------------------------------------------------------------------------------
                                  ($'s in 000s)



                                                                Proforma              Projected Fiscal Year Ended Feb.
                                    -------                       Feb.     ------------------------------------------------------
                                     1999        Adjustments      1999       2000       2001         2002         2003      2004
                                    -------    ---------------  -------    -------    ---------    ---------    -------   -------
Accounts receivable                 $18,771       --      --    $18,771    $19,710    $  20,695    $  21,730    $22,816   $23,957
    % of sales                          8.9%                        8.9%       8.9%         8.9%         8.9%       8.9%      8.9%
Inventory                           $36,217       --      --    $36,217    $38,028    $  39,929    $  41,926    $44,022   $46,223
    % of sales                         17.1%                       17.1%      17.1%        17.1%        17.1%      17.1%     17.1%
Prepaid expenses                    $ 3,508       --      --    $ 3,508    $ 3,683    $   3,868    $   4,061    $ 4,264   $ 4,477
    % of sales                          1.7%                        1.7%       1.7%         1.7%         1.7%       1.7%      1.7%
Deferred income taxes               $ 1,238       --      --    $ 1,238    $ 1,300    $   1,365    $   1,433    $ 1,505   $ 1,580
    % of sales                          0.6%                        0.6%       0.6%         0.6%         0.6%       0.6%      0.6%
Other current assets 3              $     0       --      --    $     0    $     0    $       0    $       0    $     0   $     0
    % of sales                          0.0%                        0.0%       0.0%         0.0%         0.0%       0.0%      0.0%
Other current assets 4              $     0       --      --    $     0    $     0    $       0    $       0    $     0   $     0
    % of sales                          0.0%                        0.0%       0.0%         0.0%         0.0%       0.0%      0.0%
                                    -------    -----   -----    -------    -------    ---------    ---------    -------   -------
Total current assets,
  excluding cash                    $59,734       --      --    $59,734    $62,721    $  65,857    $  69,150    $72,607   $76,237
    % of sales                         28.2%                       28.2%      28.2%        28.2%        28.2%      28.2%     28.2%

Accounts payable                    $10,850       --      --    $10,850    $11,393    $  11,962    $  12,560    $13,188   $13,848
    % of sales                          5.1%                        5.1%       5.1%         5.1%         5.1%       5.1%      5.1%
Accrued liabilities                 $ 6,911       --      --    $ 6,911    $ 7,257    $   7,619    $   8,000    $ 8,400   $ 8,820
    % of sales                          3.3%                        3.3%       3.3%         3.3%         3.3%       3.3%      3.3%
Income taxes payable                $   135       --      --    $   135    $   142    $     149    $     156    $   164   $   172
    % of sales                          0.1%                        0.1%       0.1%         0.1%         0.1%       0.1%      0.1%
Other liabilities 3                 $     0       --      --    $     0    $     0    $       0    $       0    $     0   $     0
    % of sales                          0.0%                        0.0%       0.0%         0.0%         0.0%       0.0%      0.0%
Other liabilities 4                 $     0       --      --    $     0    $     0    $       0    $       0    $     0   $     0
    % of sales                          0.0%                        0.0%       0.0%         0.0%         0.0%       0.0%      0.0%
                                    -------    -----   -----    -------    -------    ---------    ---------    -------   -------
Total current liabilities
  excluding S-T debt                $17,896       --      --    $17,896    $18,791    $  19,730    $  20,717    $21,753   $22,840
    % of sales                          8.4%                        8.4%       8.4%         8.4%         8.4%       8.4%      8.4%

Net non-cash working capital        $41,838                     $41,838    $43,930    $  46,126    $  48,433    $50,854   $53,397
    % of sales                         19.7%                       19.7%      19.7%        19.7%        19.7%      19.7%     19.7%

Change in non-cash working capital                                         $ 2,092    $   2,196    $   2,306    $ 2,422   $ 2,543

    UNITED FOODS - $1 MM COST SAVINGS--LEVERAGED BUYOUT ANALYSIS - 5% GROWTH
                                Returns Analysis
--------------------------------------------------------------------------------
                                  ($s in 000s)


                                                                           Projected Returns on Sub-Debt
                                                                           -----------------------------

                                                                                  Year Ending Feb.
                                                    ---------------------------------------------------------------------------
                                                     2000             2001             2002             2003             2004
                                                   --------         --------         --------         --------         --------

Total Capitalization as a
            Multiple of EBITDA
                     5 x                           $ 72,925         $ 76,321         $ 79,887         $ 83,631         $ 87,563
                     6 x                             87,509           91,585           95,864          100,357          105,075
                     7 x                            102,094          106,849          111,841          117,084          122,588
                     8 x                            116,679          122,113          127,819          133,810          140,100

Less:       Total Debt (net of cash)               $ 62,096         $ 62,855         $ 63,306         $ 63,415         $ 63,144

Value of Equity
                     5 x                           $ 10,828         $ 13,465         $ 16,580         $ 20,216         $ 24,419
                     6 x                             25,413           28,729           32,558           36,942           41,931
                     7 x                             39,998           43,994           48,535           53,669           59,444
                     8 x                             54,583           59,258           64,512           70,395           76,956

Returns Analysis
                19,407
Ownership Percentage (input)                           35.0%            35.0%            35.0%            35.0%            35.0%


IRR Assuming EBITDA
            Multiples of:
                     5 x                               31.5%            22.9%            20.2%            18.9%            18.1%
                     6 x                               57.8%            34.1%            27.1%            23.8%            21.8%
                     7 x                               84.1%            44.5%            33.3%            28.1%            25.0%
                     8 x                              110.4%            54.1%            38.9%            32.0%            28.0%

    UNITED FOODS - $1 MM COST SAVINGS--LEVERAGED BUYOUT ANALYSIS - 5% GROWTH
                                Returns Analysis
--------------------------------------------------------------------------------
                                  ($0s in 000s)


                                                                     Projected Returns on Outside Equity
                                                                     -----------------------------------

                                                                               Year Ending Feb.
                                                    -------------------------------------------------------------------------
                                                     2000            2001             2002             2003             2004
                                                    ------          ------           ------           ------           ------

Total Capitalization as a
            Multiple of EBITDA
                      5 x                         $ 72,925        $ 76,321         $ 79,887         $ 83,631         $ 87,563
                      6 x                           87,509          91,585           95,864          100,357          105,075
                      7 x                          102,094         106,849          111,841          117,084          122,588
                      8 x                          116,679         122,113          127,819          133,810          140,100

Less:       Total Debt (net of cash)                62,096          62,855           63,306           63,415           63,144

Value of Equity
                      5 x                         $ 10,828        $ 13,465         $ 16,580         $ 20,216         $ 24,419
                      6 x                           25,413          28,729           32,558           36,942           41,931
                      7 x                           39,998          43,994           48,535           53,669           59,444
                      8 x                           54,583          59,258           64,512           70,395           76,956

Returns Analysis
                 14,711
Ownership Percentage                                  65.0%           65.0%            65.0%            65.0%            65.0%


IRR Assuming EBITDA
              Multiples of:
                      5 x                            #NUM!           (22.9%)           (9.9%)           (2.8%)            1.5%
                      6 x                            12.3%            12.7%            12.9%            13.0%            13.1%
                      7 x                            76.7%            39.4%            29.0%            24.1%            21.3%
                      8 x                           141.2%            61.8%            41.8%            32.8%            27.7%

Trading and Equity Analysis

          Market Value of Equity  as a Percentage of Book Value of Equity
                        Quarterly Since February 1996

                                    (GRAPH)

Trading and Equity Analysis

                          Total Capitalization to EBIT
                          Quarterly Since February 1996

                                    (GRAPH)

Trading and Equity Analysis

                           Total Capitalization to EBITDA
                            Quarterly Since February 1996


                                    (GRAPH)

Trading and Equity Analysis

                               United Foods, Inc.
              Daily Price & Volume Trading Statistics Since 10/2/97

 United Foods Class A                                     United Foods Class B
       (GRAPH)                                                   (GRAPH)

Trading and Equity Analysis

                             Monthly Change in Price
                                  Since 12/1/97

                           Dec-97   Jan-98    Feb-98  Mar-98   Apr-98   May-98   Jun-98   Jul-98    Aug-98   Sep-98  Average
                           -------------------------------------------------------------------------------------------------
United Foods - Class A      1.20%    9.52%    26.09%  (3.45)%   1.79%   (4.92)%  (1.82)%   0.00%   (14.81)%   6.82%   2.04%

United Foods - Class B      4.76%    9.09%    20.83%  (5.17)%   0.00%    0.00%    0.00%   (7.14)%   (9.62)%   6.67%   1.94%

S&P 500                    (0.45)%   1.02%     7.04%   4.99%    0.32%   (2.69)%   3.93%   (2.43)%  (14.58)%   2.29%  (0.05)%

Russell 2000                0.66%   (1.59)%    7.39%   4.08%   (0.42)%  (5.84)%   1.38%   (8.72)%  (19.49)%   4.45%  (1.81)%


       United Foods Class A and Class B Vs. S&P 500 and Russell 2000 Index

                                    (GRAPH)

Trading and Equity Analysis
                             Selected Financial Data
                                   Since 1989
                   (in 000s, except per share data and ratios)

                                  1989         1990      1991 (3)      1992        1993          1994        1995
                               ----------------------------------------------------------------------------------------
Combined Sales (Adjusted)      $ 157,286     $168,935    $171,145    $154,368    $ 156,318     $175,796    $190,256
     Sales (Frozen Foods)        115,222      123,919     125,540     113,941      116,399      133,617     139,988
     Sales (Mushrooms)            34,569       36,855      37,337      40,347       40,207       42,559      50,669

Combined EBITDA (1)                9,340       19,818      16,599      10,918        9,018        9,291      13,621
     % of Sales                     5.94%       11.73%       9.70%       7.07%        5.77%        5.29%       7.16%
EBITDA (Frozen Foods)             11,988       17,532      17,761      16,120        4,629       10,799      10,849
     % of Sales                    10.40%       14.15%      14.15%      14.15%        3.98%        8.08%       7.75%
EBITDA (Mushrooms)                 4,261        4,171       4,226       4,566        4,120        4,670       8,945
     % of Sales                    12.33%       11.32%      11.32%      11.32%       10.25%       10.97%      17.65%

Net Income                        (1,153)       8,411       5,799          35       (2,116)          90       2,402
EPS                                (0.09)        0.63        0.44          --        (0.16)        0.01        0.19
Shares Outstanding                12,724       12,755      12,855      12,871       12,871       12,871      11,798

Book Value                        44,776       53,225      56,417      59,645       57,529       57,619      57,440

Highest Stock Price During LTM      3.75         3.25        2.38        2.00         1.94         2.50        2.63
Lowest Stock Price During LTM       1.25         1.50        1.25        1.38         1.50         1.50        1.50

Equity Value (Highest Price)      47,715       41,454      30,531      25,742       24,938       32,178      30,970
Equity Value (Lowest Price)       15,905       19,133      16,069      17,698       19,307       19,307      17,697

Highest Price/Earnings - LTM          NM x       5.16 x      5.40 x        NM x         NM x    250.00 x      13.82 x
Lowest Price/Earnings - LTM           NM         2.38        2.84          NM           NM      150.00         7.89
Highest Price/Earnings
  - Forward                         5.95         7.39          NM          NM       193.75       13.16           NM
Lowest Price/Earnings
  - Forward                         1.98         3.41          NM          NM       150.00        7.89           NM
Equity Value (Highest
  Price)/Book Value - LTM           1.07         0.78        0.54        0.43         0.43        0.56         0.54
Equity Value (Lowest
  Price)/Book Value - LTM           0.36         0.36        0.28        0.30         0.34        0.34         0.31

                                   1996         1997       1998
                                ----------------------------------
Combined Sales (Adjusted)       $ 191,714     $195,820    $195,087
     Sales (Frozen Foods)         145,288      152,494     152,076
     Sales (Mushrooms)             48,174       44,242      44,684

Combined EBITDA (1)                10,276       12,531      12,127
     % of Sales                      5.36%        6.40%       6.22%
EBITDA (Frozen Foods)              12,272       16,740      18,185
     % of Sales                      8.45%       10.98%      11.96%
EBITDA (Mushrooms)                  9,553        2,224       5,927
     % of Sales                     19.83%        5.03%      13.26%

Net Income                           (660)         922         460
EPS                                 (0.06)        0.08        0.06
Shares Outstanding                 10,810       10,810       6,810

Book Value                         54,534       55,456      45,748

Highest Stock Price During LTM       2.25         3.00        4.00
Lowest Stock Price During LTM        1.38         1.38        2.31

Equity Value (Highest Price)       24,323       32,430      27,240
Equity Value (Lowest Price)        14,864       14,864      15,748

Highest Price/Earnings - LTM           NM x      37.50  x    66.67 x
Lowest Price/Earnings - LTM            NM        17.19       38.54
Highest Price/Earnings
  - Forward                         28.13        50.00          NM
Lowest Price/Earnings
  - Forward                         17.19        22.92          NM
Equity Value (Highest
  Price)/Book Value - LTM            0.45         0.58        0.60
Equity Value (Lowest
  Price)/Book Value - LTM            0.27         0.27        0.34

(1) Combined EBITDA includes Corporate Loss
(2) Includes reduction of income taxes from carryforward of prior year operating losses.
(3) 1991 Sales and EBITDA are estimated as a percent of sales because company financials do not break out mushrooms and frozen foods.

Trading and Equity Analysis

                              UNITED FOODS CLASS A
             Shares Traded at Various Prices From 10/1/97 to 10/1/98

                                                                                          Cumulative
                                                                     ----------------------------------------------------
                     Days    % of Total                 % of Total     Days    % of Total                      % of Total
     Trading      Daily Avg.    Days          Trading    Trading    Daily Avg.    Days         Trading           Trading
    Range (1)      In Range    Traded         Volume      Volume     In Range    Traded        Volume            Volume
    ---------     ---------- ----------       -------   ----------  ----------  ----------     -------         ----------
     < $2.20           0         0.0%             --       0.0%          0         0.0%             --            0.0%
  $2.20 - $2.45       27        10.3%         20,900       4.3%         27        10.3%         20,900            4.3%
  $2.45 - $2.70       77        29.4%        109,500      22.6%        104        39.7%        130,400           27.0%
  $2.70 - $2.95       27        10.3%         90,600      18.7%        131        50.0%        221,000           45.7%
  $2.95 - $3.20       33        12.6%         44,000       9.1%        164        62.6%        265,000           54.8%
  $3.20 - $3.45       68        26.0%        105,300      21.8%        232        88.5%        370,300           76.6%
  $3.45 - $3.70       22         8.4%         45,300       9.4%        254        96.9%        415,600           86.0%
  $3.70 - $3.95        8         3.1%         67,900      14.0%        262       100.0%        483,500          100.0%
    >= - $3.95         0         0.0%             --       0.0%        262       100.0%        483,500          100.0%

Total:               262       100.0%        483,500     100.0%

                              UNITED FOODS CLASS A
             Shares Traded at Various Prices From 10/1/97 to 10/1/98

                                    (GRAPH)

(1) Price ranges include low range price and exclude high range price.
(2) The average daily trading volume has been 1,845 shares or $5,698.58 and the average daily close has been $2.96.

Trading and Equity Analysis

                              UNITED FOODS CLASS B
             Shares Traded at Various Prices From 10/1/97 to 10/1/98

                                                                                       Cumulative
                                                                  -----------------------------------------------------
                     Days    % of Total               % of Total     Days    % of Total                      % of Total
     Trading      Daily Avg.    Days        Trading    Trading    Daily Avg.    Days          Trading          Trading
    Range (1)      In Range    Traded       Volume      Volume     In Range    Traded         Volume           Volume
    ---------     ---------- ----------     -------   ----------  ---------- -----------      -------        ----------
     < $2.25          0          0.0%            --       0.0%          0         0.0%             --             0.0%
  $2.25 - $2.50       28        11.1%        34,200      13.3%         28        11.1%         34,200            13.3%
  $2.50 - $2.75       51        20.2%        46,600      18.2%         79        31.2%         80,800            31.5%
  $2.75 - $3.00       38        15.0%        33,100      12.9%        117        46.2%        113,900            44.4%
  $3.00 - $3.25       39        15.4%        33,400      13.0%        156        61.7%        147,300            57.4%
  $3.25 - $3.50       47        18.6%        61,700      24.0%        203        80.2%        209,000            81.4%
  $3.50 - $3.75       46        18.2%        45,000      17.5%        249        98.4%        254,000            98.9%
  $3.75 - $4.00        4         1.6%         2,700       1.1%        253       100.0%        256,700           100.0%
    >= - $4.00         0         0.0%            --       0.0%        253       100.0%        256,700           100.0%

Total:               253       100.0%       256,700     100.0%

                              UNITED FOODS CLASS B
             Shares Traded at Various Prices From 10/1/97 to 10/1/98

                                    (GRAPH)

(1) Price ranges include low range price and exclude high range price.
(2) The average daily trading volume has been 1,015 shares or $3,088.97 and the average daily close has been $3.03.

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     02-Oct-98         300            2.81        2.81        2.81
     01-Oct-98          0             3.06        2.63        2.84
     30-Sep-98        2,000           2.94        2.94        2.94
     29-Sep-98         200            2.88        2.88        2.88
     28-Sep-98          0             2.94        2.56        2.75
     25-Sep-98         500            2.81        2.81        2.81
     24-Sep-98          0             2.94        2.56        2.75
     23-Sep-98          0             2.81        2.56        2.69
     22-Sep-98         500            2.63        2.63        2.63
     21-Sep-98          0             2.81        2.56        2.69
     18-Sep-98          0             2.88        2.56        2.72
     17-Sep-98        6,000           2.63        2.38        2.63
     16-Sep-98         100            2.38        2.38        2.38
     15-Sep-98          0             2.50        2.31        2.41
     14-Sep-98        5,000           2.44        2.44        2.44
     11-Sep-98        1,600           2.63        2.38        2.44
     10-Sep-98        2,400           2.50        2.50        2.50
     09-Sep-98          0             2.81        2.44        2.63
     08-Sep-98          0             2.94        2.56        2.75
     04-Sep-98          0             2.75        2.44        2.59
     03-Sep-98          0             2.88        2.56        2.72
     02-Sep-98         800            2.63        2.63        2.63
     01-Sep-98         800            2.81        2.75        2.75
     31-Aug-98        6,700           2.88        2.50        2.88
     28-Aug-98          0             2.69        2.44        2.56
     27-Aug-98        4,000           2.63        2.56        2.63
     26-Aug-98        5,000           2.75        2.75        2.75
     25-Aug-98        5,400           2.81        2.75        2.81
     24-Aug-98          0             2.94        2.75        2.84
     21-Aug-98          0             2.88        2.69        2.78
     20-Aug-98        2,000           2.81        2.81        2.81

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     19-Aug-98         300            2.94        2.88        2.88
     18-Aug-98         100            2.94        2.94        2.94
     17-Aug-98        8,000           2.94        2.94        2.94
     14-Aug-98          0             3.13        2.88        3.00
     13-Aug-98          0             3.13        2.88        3.00
     12-Aug-98         300            3.00        3.00        3.00
     11-Aug-98        1,200           3.25        2.94        2.94
     10-Aug-98          0             3.25        2.94        3.09
     07-Aug-98          0             3.19        2.63        2.91
     06-Aug-98          0             3.25        2.75        3.00
     05-Aug-98         600            3.25        3.06        3.06
     04-Aug-98          0             3.38        2.88        3.13
     03-Aug-98        1,800           3.38        3.25        3.25
     31-Jul-98        9,900           3.38        3.00        3.38
     30-Jul-98          0             3.31        3.13        3.22
     29-Jul-98         200            3.19        3.19        3.19
     28-Jul-98          0             3.25        3.06        3.16
     27-Jul-98          0             3.38        3.06        3.22
     24-Jul-98          0             3.38        3.06        3.22
     23-Jul-98          0             3.25        2.88        3.06
     22-Jul-98        2,100           3.25        3.25        3.25
     21-Jul-98          0             3.38        3.06        3.22
     20-Jul-98          0             3.38        2.88        3.13
     17-Jul-98          0             3.38        3.13        3.25
     16-Jul-98          0             3.38        3.06        3.22
     15-Jul-98          0             3.38        3.06        3.22
     14-Jul-98          0             3.31        3.13        3.22
     13-Jul-98          0             3.38        3.13        3.25
     10-Jul-98          0             3.31        2.88        3.09
     09-Jul-98          0             3.38        3.13        3.25
     08-Jul-98          0             3.38        3.13        3.25

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     07-Jul-98        1,000           3.19        3.19        3.19
     06-Jul-98        1,600           3.25        3.19        3.19
     02-Jul-98          0             3.50        3.19        3.34
     01-Jul-98         400            3.38        3.38        3.38
     30-Jun-98        7,000           3.44        3.38        3.38
     29-Jun-98          0             3.44        3.06        3.25
     26-Jun-98          0             3.50        2.88        3.19
     25-Jun-98        1,000           3.25        3.25        3.25
     24-Jun-98          0             3.56        3.06        3.31
     23-Jun-98         200            3.25        3.25        3.25
     22-Jun-98        5,000           3.31        3.31        3.31
     19-Jun-98          0             3.38        3.19        3.28
     18-Jun-98         600            3.19        3.19        3.19
     17-Jun-98          0             3.38        3.13        3.25
     16-Jun-98        5,200           3.31        3.19        3.19
     15-Jun-98         100            3.31        3.31        3.31
     12-Jun-98          0             3.56        3.25        3.41
     11-Jun-98        2,200           3.38        3.31        3.31
     10-Jun-98         100            3.31        3.31        3.31
     09-Jun-98         600            3.38        3.38        3.38
     08-Jun-98          0             3.69        3.19        3.44
     05-Jun-98         500            3.50        3.50        3.50
     04-Jun-98          0             3.69        3.44        3.56
     03-Jun-98          0             3.69        3.44        3.56
     02-Jun-98          0             3.69        3.44        3.56
     01-Jun-98          0             3.63        3.25        3.44
     29-May-98        15,300          3.63        3.44        3.63
     28-May-98        1,100           3.50        3.31        3.50
     27-May-98          0             3.50        3.19        3.34
     26-May-98        3,200           3.38        3.38        3.38
     22-May-98          0             3.44        3.19        3.31

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     21-May-98          0             3.63        3.13        3.38
     20-May-98          0             3.56        3.19        3.38
     19-May-98        7,300           3.25        3.25        3.25
     18-May-98        3,700           3.31        3.31        3.31
     15-May-98         200            3.38        3.38        3.38
     14-May-98          0             3.50        3.25        3.38
     13-May-98         200            3.31        3.31        3.31
     12-May-98        1,000           3.38        3.38        3.38
     11-May-98          0             3.56        3.25        3.41
     08-May-98         900            3.38        3.38        3.38
     07-May-98          0             3.63        3.38        3.50
     06-May-98         400            3.44        3.44        3.44
     05-May-98         500            3.50        3.50        3.50
     04-May-98        2,300           3.88        3.63        3.75
     01-May-98        29,700          3.94        3.81        3.81
     30-Apr-98        5,200           3.56        3.06        3.56
     29-Apr-98          0             3.25        2.94        3.09
     28-Apr-98        5,000           3.13        3.00        3.13
     27-Apr-98         100            2.88        2.88        2.88
     24-Apr-98          0             3.00        2.69        2.84
     23-Apr-98        1,000           2.88        2.88        2.88
     22-Apr-98        7,400           3.00        2.75        3.00
     21-Apr-98        16,700          2.69        2.50        2.63
     20-Apr-98        4,100           2.75        2.69        2.75
     17-Apr-98        41,300          3.00        2.69        2.69
     16-Apr-98        1,000           3.06        3.06        3.06
     15-Apr-98        11,000          3.13        3.06        3.06
     14-Apr-98        10,700          3.50        3.06        3.38
     13-Apr-98        2,500           3.00        3.00        3.00
     09-Apr-98         500            3.06        3.00        3.00
     08-Apr-98          0             3.31        2.88        3.09

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     07-Apr-98         700            3.13        3.13        3.13
     06-Apr-98          0             3.44        2.94        3.19
     03-Apr-98          0             3.56        3.06        3.31
     02-Apr-98        3,600           3.38        3.25        3.25
     01-Apr-98          0             3.69        3.31        3.50
     31-Mar-98        9,400           3.50        3.00        3.50
     30-Mar-98        4,000           3.06        2.94        2.94
     27-Mar-98         700            3.19        3.19        3.19
     26-Mar-98          0             3.31        2.94        3.13
     25-Mar-98         800            3.19        3.19        3.19
     24-Mar-98         200            3.31        3.31        3.31
     23-Mar-98        1,100           3.38        3.38        3.38
     20-Mar-98          0             3.50        2.88        3.19
     19-Mar-98          0             3.50        3.13        3.31
     18-Mar-98        1,900           3.31        3.19        3.31
     17-Mar-98          0             3.50        3.13        3.31
     16-Mar-98          0             3.50        3.25        3.38
     13-Mar-98        1,300           3.31        3.31        3.31
     12-Mar-98          0             3.56        3.19        3.38
     11-Mar-98        1,000           3.50        3.38        3.38
     10-Mar-98          0             3.69        3.38        3.53
     09-Mar-98         400            3.50        3.50        3.50
     06-Mar-98        2,500           3.63        3.63        3.63
     05-Mar-98        3,700           3.63        3.50        3.50
     04-Mar-98         600            3.50        3.50        3.50
     03-Mar-98          0             3.81        3.50        3.66
     02-Mar-98        1,000           3.56        3.56        3.56
     27-Feb-98        10,300          3.69        3.25        3.63
     26-Feb-98         300            3.38        3.38        3.38
     25-Feb-98         800            3.44        3.44        3.44
     24-Feb-98          0             3.56        3.31        3.44

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     23-Feb-98         600            3.50        3.44        3.44
     20-Feb-98          0             3.63        3.13        3.38
     19-Feb-98        7,500           3.63        3.50        3.50
     18-Feb-98        2,200           3.75        3.75        3.75
     17-Feb-98          0             3.75        3.44        3.59
     13-Feb-98         200            3.63        3.63        3.63
     12-Feb-98        1,000           3.75        3.75        3.75
     11-Feb-98        2,200           3.75        3.63        3.63
     10-Feb-98        6,500           4.00        3.75        3.75
     09-Feb-98        3,100           3.88        3.63        3.88
     06-Feb-98        3,000           3.88        3.63        3.63
     05-Feb-98        20,100          3.88        3.56        3.88
     04-Feb-98        24,500          3.75        3.00        3.75
     03-Feb-98        4,000           3.00        2.94        2.94
     02-Feb-98          0             3.00        2.69        2.84
     30-Jan-98        12,400          2.88        2.75        2.88
     29-Jan-98        6,200           2.63        2.50        2.63
     28-Jan-98          0             2.75        2.44        2.59
     27-Jan-98        10,000          2.63        2.63        2.63
     26-Jan-98         300            2.50        2.50        2.50
     23-Jan-98         200            2.63        2.63        2.63
     22-Jan-98          0             2.81        2.44        2.63
     21-Jan-98        1,800           2.63        2.50        2.50
     20-Jan-98          0             2.69        2.38        2.53
     16-Jan-98         300            2.56        2.56        2.56
     15-Jan-98        9,300           2.63        2.50        2.50
     14-Jan-98          0             2.69        2.31        2.50
     13-Jan-98          0             2.56        2.31        2.44
     12-Jan-98          0             2.69        2.31        2.50
     09-Jan-98         700            2.50        2.44        2.44
     08-Jan-98          0             2.69        2.44        2.56

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     07-Jan-98          0             2.69        2.31        2.50
     06-Jan-98        5,600           2.63        2.63        2.63
     05-Jan-98        3,400           2.75        2.63        2.63
     02-Jan-98          0             2.75        2.44        2.59
     31-Dec-97        5,600           2.75        2.38        2.63
     30-Dec-97         200            2.38        2.38        2.38
     29-Dec-97        1,000           2.38        2.38        2.38
     26-Dec-97          0             2.69        2.31        2.50
     24-Dec-97        1,700           2.38        2.38        2.38
     23-Dec-97         200            2.50        2.50        2.50
     22-Dec-97          0             2.56        2.31        2.44
     19-Dec-97          0             2.63        2.25        2.44
     18-Dec-97          0             2.63        2.31        2.47
     17-Dec-97         700            2.50        2.50        2.50
     16-Dec-97          0             2.56        2.19        2.38
     15-Dec-97        4,000           2.38        2.38        2.38
     12-Dec-97          0             2.56        2.25        2.41
     11-Dec-97        1,300           2.44        2.44        2.44
     10-Dec-97          0             2.50        2.31        2.41
     09-Dec-97          0             2.50        2.31        2.41
     08-Dec-97        2,000           2.44        2.44        2.44
     05-Dec-97          0             2.69        2.31        2.50
     04-Dec-97          0             2.69        2.31        2.50
     03-Dec-97          0             2.75        2.44        2.59
     02-Dec-97         400            2.50        2.50        2.50
     01-Dec-97          0             2.75        2.44        2.59
     28-Nov-97        6,700           2.63        2.38        2.63
     26-Nov-97          0             2.69        2.38        2.53
     25-Nov-97          0             2.81        2.38        2.59
     24-Nov-97          0             2.69        2.38        2.53
     21-Nov-97          0             2.69        2.38        2.53

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     20-Nov-97            0           2.81        2.31        2.56
     19-Nov-97            0           2.75        2.31        2.53
     18-Nov-97            0           2.69        2.38        2.53
     17-Nov-97          200           2.44        2.44        2.44
     14-Nov-97            0           2.69        2.31        2.50
     13-Nov-97            0           2.56        2.31        2.44
     12-Nov-97            0           2.63        2.25        2.44
     11-Nov-97        2,000           2.50        2.38        2.50
     10-Nov-97          100           2.25        2.25        2.25
     07-Nov-97            0           2.44        2.06        2.25
     06-Nov-97        1,300           2.25        2.25        2.25
     05-Nov-97        2,000           2.38        2.38        2.38
     04-Nov-97          800           2.50        2.50        2.50
     03-Nov-97            0           2.75        2.44        2.59
     31-Oct-97        5,500           2.63        2.44        2.63
     30-Oct-97        6,000           2.50        2.50        2.50
     29-Oct-97            0           2.50        2.25        2.38
     28-Oct-97        1,500           2.50        2.50        2.50
     27-Oct-97            0           2.63        2.25        2.44
     24-Oct-97          200           2.50        2.50        2.50
     23-Oct-97            0           2.81        2.38        2.59
     22-Oct-97        2,900           2.50        2.44        2.50
     21-Oct-97            0           2.63        2.50        2.56
     20-Oct-97            0           2.69        2.44        2.56
     17-Oct-97            0           2.63        2.50        2.56
     16-Oct-97          800           2.50        2.50        2.50
     15-Oct-97          200           2.50        2.50        2.50
     14-Oct-97            0           2.69        2.50        2.59
     13-Oct-97          200           2.50        2.50        2.50
     10-Oct-97            0           2.75        2.50        2.63
     09-Oct-97            0           2.75        2.50        2.63

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     08-Oct-97         1,000          2.56        2.56        2.56
     07-Oct-97             0          2.75        2.56        2.66
     06-Oct-97             0          2.75        2.50        2.63
     03-Oct-97             0          2.75        2.56        2.66
     02-Oct-97           300          2.63        2.63        2.63
     01-Oct-97             0          2.81        2.44        2.63
     30-Sep-97         8,700          2.75        2.50        2.75
     29-Sep-97             0          2.69        2.50        2.59
     26-Sep-97             0          2.75        2.56        2.66
     25-Sep-97         1,300          2.63        2.50        2.63
     24-Sep-97             0          2.75        2.56        2.66
     23-Sep-97           600          2.75        2.56        2.75
     22-Sep-97         1,300          2.63        2.63        2.63
     19-Sep-97             0          2.69        2.31        2.50
     18-Sep-97           200          2.50        2.50        2.50
     17-Sep-97        14,500          2.75        2.63        2.63
     16-Sep-97           600          2.75        2.75        2.75
     15-Sep-97             0          2.81        2.56        2.69
     12-Sep-97         2,500          2.69        2.63        2.63
     11-Sep-97             0          2.69        2.25        2.47
     10-Sep-97             0          2.63        2.38        2.50
     09-Sep-97           400          2.44        2.44        2.44
     08-Sep-97        13,700          2.56        2.50        2.56
     05-Sep-97           600          2.38        2.38        2.38
     04-Sep-97         1,000          2.50        2.50        2.50
     03-Sep-97             0          2.75        2.44        2.59
     02-Sep-97             0          2.81        2.50        2.66
     29-Aug-97         7,600          2.63        2.50        2.56
     28-Aug-97           600          2.56        2.44        2.56
     27-Aug-97        20,700          2.50        2.50        2.50
     26-Aug-97           300          2.44        2.44        2.44

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     25-Aug-97         1,000          2.50        2.50        2.50
     22-Aug-97             0          2.50        2.31        2.41
     21-Aug-97         1,000          2.38        2.38        2.38
     20-Aug-97             0          2.56        2.38        2.47
     19-Aug-97             0          2.56        2.38        2.47
     18-Aug-97           300          2.50        2.50        2.50
     15-Aug-97         2,000          2.56        2.56        2.56
     14-Aug-97             0          2.75        2.56        2.66
     13-Aug-97             0          2.81        2.56        2.69
     12-Aug-97           300          2.63        2.63        2.63
     11-Aug-97             0          2.75        2.56        2.66
     08-Aug-97             0          2.75        2.56        2.66
     07-Aug-97         2,700          2.63        2.63        2.63
     06-Aug-97         3,300          2.75        2.63        2.75
     05-Aug-97             0          3.00        2.63        2.81
     04-Aug-97             0          2.88        2.63        2.75
     01-Aug-97             0          2.88        2.56        2.72
     31-Jul-97             0          2.88        2.63        2.75
     30-Jul-97             0          2.88        2.50        2.69
     29-Jul-97         1,500          2.75        2.63        2.75
     28-Jul-97           700          2.81        2.81        2.81
     25-Jul-97         1,300          2.88        2.81        2.81
     24-Jul-97         8,400          2.94        2.81        2.94
     23-Jul-97        15,100          2.94        2.13        2.81
     22-Jul-97           200          2.19        2.19        2.19
     21-Jul-97             0          2.38        2.13        2.25
     18-Jul-97           500          2.19        2.19        2.19
     17-Jul-97             0          2.44        2.00        2.22
     16-Jul-97             0          2.38        2.13        2.25
     15-Jul-97         2,700          2.25        2.25        2.25
     14-Jul-97           400          2.38        2.25        2.25

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     11-Jul-97          0             2.50        2.13        2.31
     10-Jul-97          0             2.50        2.13        2.31
     09-Jul-97        5,600           2.25        2.13        2.25
     08-Jul-97          0             2.44        2.00        2.22
     07-Jul-97         500            2.38        2.31        2.31
     03-Jul-97          0             2.50        2.13        2.31
     02-Jul-97        10,700          2.44        2.38        2.38
     01-Jul-97          0             2.44        2.31        2.38
     30-Jun-97        1,300           2.38        2.38        2.38
     27-Jun-97          0             2.44        2.06        2.25
     26-Jun-97          0             2.56        2.31        2.44
     25-Jun-97        4,400           2.31        2.31        2.31
     24-Jun-97          0             2.38        2.31        2.34
     23-Jun-97         100            2.31        2.31        2.31
     20-Jun-97         200            2.38        2.38        2.38
     19-Jun-97        2,200           2.44        2.44        2.44
     18-Jun-97         100            2.19        2.19        2.19
     17-Jun-97          0             2.38        2.13        2.25
     16-Jun-97         200            2.25        2.25        2.25
     13-Jun-97        1,700           2.25        2.25        2.25
     12-Jun-97          0             2.50        2.13        2.31
     11-Jun-97         200            2.13        2.13        2.13
     10-Jun-97          0             2.38        2.13        2.25
     09-Jun-97          0             2.38        2.13        2.25
     06-Jun-97        8,400           2.13        2.13        2.13
     05-Jun-97          0             2.38        2.13        2.25
     04-Jun-97        10,100          2.19        2.19        2.19
     03-Jun-97        13,700          2.13        2.06        2.13
     02-Jun-97        11,100          2.13        2.00        2.13
     30-May-97         200            2.06        2.06        2.06
     29-May-97        7,600           2.13        2.13        2.13

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     28-May-97          0             2.13        1.88        2.00
     27-May-97        4,100           2.06        2.06        2.06
     23-May-97        3,300           2.06        2.06        2.06
     22-May-97        5,000           2.06        2.06        2.06
     21-May-97        14,500          2.13        2.06        2.06
     20-May-97        42,400          2.06        2.00        2.06
     19-May-97        2,400           1.75        1.63        1.75
     16-May-97         700            1.63        1.56        1.63
     15-May-97         100            1.56        1.56        1.56
     14-May-97          0             1.69        1.56        1.63
     13-May-97        4,000           1.56        1.56        1.56
     12-May-97         400            1.56        1.56        1.56
     09-May-97         600            1.63        1.63        1.63
     08-May-97         400            1.56        1.56        1.56
     07-May-97        1,000           1.63        1.63        1.63
     06-May-97          0             1.75        1.38        1.56
     05-May-97         100            1.63        1.63        1.63
     02-May-97          0             1.81        1.38        1.59
     01-May-97        5,000           1.75        1.63        1.63
     30-Apr-97        8,500           1.69        1.50        1.69
     29-Apr-97          0             1.69        1.50        1.59
     28-Apr-97        2,000           1.56        1.56        1.56
     25-Apr-97        5,000           1.69        1.56        1.56
     24-Apr-97         500            1.56        1.56        1.56
     23-Apr-97        3,000           1.69        1.69        1.69
     22-Apr-97          0             1.69        1.50        1.59
     21-Apr-97        5,800           1.63        1.56        1.63
     18-Apr-97        1,200           1.63        1.63        1.63
     17-Apr-97        3,000           1.63        1.63        1.63
     16-Apr-97        3,000           1.63        1.63        1.63
     15-Apr-97          0             1.69        1.50        1.59

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     14-Apr-97        12,600          1.56        1.44        1.50
     11-Apr-97        24,200          1.63        1.50        1.50
     10-Apr-97          0             1.81        1.63        1.72
     09-Apr-97          0             1.81        1.63        1.72
     08-Apr-97         200            1.69        1.69        1.69
     07-Apr-97         800            1.69        1.69        1.69
     04-Apr-97         300            1.69        1.69        1.69
     03-Apr-97        8,900           1.81        1.69        1.69
     02-Apr-97        2,200           1.81        1.69        1.81
     01-Apr-97          0             1.81        1.56        1.69
     31-Mar-97        3,500           1.81        1.63        1.81
     27-Mar-97          0             1.75        1.63        1.69
     26-Mar-97          0             1.75        1.56        1.66
     25-Mar-97        1,400           1.63        1.63        1.63
     24-Mar-97        1,000           1.69        1.69        1.69
     21-Mar-97          0             1.75        1.63        1.69
     20-Mar-97         600            1.63        1.63        1.63
     19-Mar-97        1,000           1.69        1.69        1.69
     18-Mar-97         300            1.69        1.69        1.69
     17-Mar-97        1,200           1.69        1.69        1.69
     14-Mar-97          0             1.81        1.63        1.72
     13-Mar-97        6,200           1.69        1.69        1.69
     12-Mar-97          0             1.81        1.69        1.75
     11-Mar-97          0             1.81        1.69        1.75
     10-Mar-97        2,700           1.81        1.69        1.69
     07-Mar-97          0             1.94        1.81        1.88
     06-Mar-97        1,100           1.94        1.88        1.94
     05-Mar-97          0             1.94        1.75        1.84
     04-Mar-97        1,000           1.94        1.88        1.94
     03-Mar-97          0             2.00        1.63        1.81
     28-Feb-97        21,900          1.88        1.75        1.88

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     27-Feb-97         600            1.81        1.81        1.81
     26-Feb-97          0             1.81        1.44        1.63
     25-Feb-97        2,500           1.69        1.69        1.69
     24-Feb-97         800            1.69        1.69        1.69
     21-Feb-97        2,300           1.75        1.75        1.75
     20-Feb-97         200            1.69        1.69        1.69
     19-Feb-97          0             1.75        1.63        1.69
     18-Feb-97        5,100           1.69        1.69        1.69
     14-Feb-97         300            1.75        1.75        1.75
     13-Feb-97          0             1.94        1.69        1.81
     12-Feb-97          0             1.81        1.69        1.75
     11-Feb-97         100            1.81        1.81        1.81
     10-Feb-97        13,200          1.88        1.81        1.81
     07-Feb-97        12,900          1.81        1.63        1.81
     06-Feb-97          0             1.75        1.63        1.69
     05-Feb-97        11,000          1.63        1.56        1.63
     04-Feb-97        2,000           1.63        1.63        1.63
     03-Feb-97        1,200           1.56        1.56        1.56
     31-Jan-97        8,000           1.69        1.56        1.56
     30-Jan-97        25,900          1.63        1.56        1.63
     29-Jan-97        3,100           1.63        1.63        1.63
     28-Jan-97        6,100           1.69        1.63        1.63
     27-Jan-97          0             1.75        1.63        1.69
     24-Jan-97          0             1.75        1.63        1.69
     23-Jan-97         500            1.69        1.69        1.69
     22-Jan-97          0             1.81        1.56        1.69
     21-Jan-97         800            1.69        1.69        1.69
     20-Jan-97        1,600           1.69        1.69        1.69
     17-Jan-97          0             1.81        1.56        1.69
     16-Jan-97          0             1.81        1.63        1.72
     15-Jan-97         100            1.63        1.63        1.63

                                     Class A
                       Daily Price and Volume Since 1/1/97

       Date           Volume          High        Low         Close
--------------------------------------------------------------------
     14-Jan-97        3,000           1.75        1.63        1.63
     13-Jan-97        1,100           1.69        1.63        1.63
     10-Jan-97         400            1.75        1.69        1.75
     09-Jan-97        7,000           1.69        1.69        1.69
     08-Jan-97        12,500          1.75        1.69        1.69
     07-Jan-97        12,500          1.75        1.75        1.75
     06-Jan-97         400            1.63        1.63        1.63
     03-Jan-97        1,300           1.69        1.63        1.69
     02-Jan-97        2,000           1.63        1.56        1.56
--------------------------------------------------------------------
      Average         2,311          $2.65       $2.49       $2.57
--------------------------------------------------------------------

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      02-Oct-98        2,000           $ 2.88         $ 2.88        $ 2.88
      01-Oct-98          0               3.13           2.63          2.88
      30-Sep-98        1,000             3.00           3.00          3.00
      29-Sep-98          0               3.06           2.81          2.94
      28-Sep-98          0               3.00           2.75          2.88
      25-Sep-98        4,500             3.00           2.94          3.00
      24-Sep-98        3,400             2.88           2.81          2.88
      23-Sep-98          0               2.88           2.63          2.75
      22-Sep-98          0               2.94           2.69          2.81
      21-Sep-98          0               2.75           2.56          2.66
      18-Sep-98          0               2.88           2.56          2.72
      17-Sep-98        4,600             2.69           2.44          2.69
      16-Sep-98          0               2.56           2.38          2.47
      15-Sep-98          0               2.63           2.31          2.47
      14-Sep-98          0               2.69           2.38          2.53
      11-Sep-98         800              2.50           2.50          2.50
      10-Sep-98        5,900             2.75           2.63          2.75
      09-Sep-98          0               2.94           2.69          2.81
      08-Sep-98         200              2.75           2.75          2.75
      04-Sep-98         700              2.88           2.75          2.75
      03-Sep-98         500              2.69           2.69          2.69
      02-Sep-98          0               3.00           2.63          2.81
      01-Sep-98         600              2.88           2.81          2.81
      31-Aug-98        3,100             2.94           2.88          2.94
      28-Aug-98        3,000             2.75           2.75          2.75
      27-Aug-98         500              2.81           2.81          2.81
      26-Aug-98          0               2.94           2.50          2.72
      25-Aug-98          0               3.19           2.56          2.88
      24-Aug-98          0               3.06           2.75          2.91
      21-Aug-98        3,000             2.81           2.81          2.81
      20-Aug-98          0               3.13           2.75          2.94

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      19-Aug-98        3,500           2.94           2.94          2.94
      18-Aug-98        1,000           3.00           3.00          3.00
      17-Aug-98          0             3.13           2.88          3.00
      14-Aug-98          0             3.25           2.94          3.09
      13-Aug-98          0             3.13           2.94          3.03
      12-Aug-98          0             3.25           2.88          3.06
      11-Aug-98          0             3.25           2.94          3.09
      10-Aug-98          0             3.31           2.94          3.13
      07-Aug-98          0             3.19           2.75          2.97
      06-Aug-98          0             3.25           2.75          3.00
      05-Aug-98         100            3.13           3.13          3.13
      04-Aug-98          0             3.38           2.88          3.13
      03-Aug-98          0             3.38           3.06          3.22
      31-Jul-98       13,000           3.25           3.00          3.25
      30-Jul-98         900            3.06           3.06          3.06
      29-Jul-98         300            3.13           3.13          3.13
      28-Jul-98          0             3.19           2.94          3.06
      27-Jul-98          0             3.25           3.06          3.16
      24-Jul-98          0             3.38           3.06          3.22
      23-Jul-98          0             3.38           2.88          3.13
      22-Jul-98        3,900           3.25           3.13          3.13
      21-Jul-98          0             3.56           3.06          3.31
      20-Jul-98         500            3.25           3.13          3.25
      17-Jul-98          0             3.31           3.06          3.19
      16-Jul-98          0             3.31           2.94          3.13
      15-Jul-98         800            3.13           3.13          3.13
      14-Jul-98         300            3.13           3.13          3.13
      13-Jul-98          0             3.44           3.06          3.25
      10-Jul-98         300            3.13           3.13          3.13
      09-Jul-98          0             3.38           3.13          3.25
      08-Jul-98         100            3.19           3.19          3.19

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      07-Jul-98          0             3.44           3.13          3.28
      06-Jul-98        1,400           3.25           3.25          3.25
      02-Jul-98          0             3.63           3.31          3.47
      01-Jul-98          0             3.69           3.31          3.50
      30-Jun-98        6,300           3.50           3.31          3.50
      29-Jun-98         100            3.38           3.38          3.38
      26-Jun-98          0             3.75           3.38          3.56
      25-Jun-98          0             3.56           3.31          3.44
      24-Jun-98         300            3.44           3.44          3.44
      23-Jun-98          0             3.56           3.19          3.38
      22-Jun-98         800            3.50           3.44          3.44
      19-Jun-98         100            3.38           3.38          3.38
      18-Jun-98         600            3.50           3.50          3.50
      17-Jun-98          0             3.69           3.31          3.50
      16-Jun-98          0             3.63           3.31          3.47
      15-Jun-98         700            3.50           3.50          3.50
      12-Jun-98        2,600           3.63           3.63          3.63
      11-Jun-98        5,400           3.50           3.44          3.50
      10-Jun-98          0             3.88           3.19          3.53
      09-Jun-98         500            3.56           3.56          3.56
      08-Jun-98         300            3.38           3.38          3.38
      05-Jun-98         100            3.44           3.44          3.44
      04-Jun-98        2,000           3.50           3.50          3.50
      03-Jun-98         100            3.63           3.63          3.63
      02-Jun-98          0             3.81           3.44          3.63
      01-Jun-98          0             3.75           3.25          3.50
      29-May-98        2,000           3.63           3.56          3.63
      28-May-98         100            3.44           3.44          3.44
      27-May-98          0             3.63           3.31          3.47
      26-May-98          0             3.56           3.31          3.44
      22-May-98          0             3.56           3.25          3.41

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      21-May-98          0             3.50           3.06          3.28
      20-May-98          0             3.50           3.06          3.28
      19-May-98         100            3.44           3.44          3.44
      18-May-98        1,100           3.50           3.38          3.38
      15-May-98          0             3.75           3.44          3.59
      14-May-98          0             3.75           3.44          3.59
      13-May-98          0             3.81           3.44          3.63
      12-May-98         700            3.63           3.63          3.63
      11-May-98          0             3.69           3.38          3.53
      08-May-98          0             3.75           3.38          3.56
      07-May-98          0             3.63           3.38          3.50
      06-May-98         600            3.50           3.50          3.50
      05-May-98          0             3.69           3.44          3.56
      04-May-98         100            3.56           3.56          3.56
      01-May-98        2,500           3.63           3.50          3.63
      30-Apr-98        4,200           3.44           3.38          3.44
      29-Apr-98        2,700           3.38           3.25          3.38
      28-Apr-98         600            3.13           3.13          3.13
      27-Apr-98          0             3.13           2.81          2.97
      24-Apr-98         100            3.00           3.00          3.00
      23-Apr-98          0             3.19           2.81          3.00
      22-Apr-98          0             3.19           2.81          3.00
      21-Apr-98          0             3.13           2.69          2.91
      20-Apr-98          0             3.19           2.81          3.00
      17-Apr-98         200            3.00           3.00          3.00
      16-Apr-98         100            3.31           3.31          3.31
      15-Apr-98         100            3.38           3.38          3.38
      14-Apr-98        4,800           3.38           3.00          3.25
      13-Apr-98        2,500           3.00           3.00          3.00
      09-Apr-98         100            3.13           3.13          3.13
      08-Apr-98          0             3.44           2.94          3.19

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      07-Apr-98         400            3.31           3.25          3.25
      06-Apr-98          0             3.44           3.06          3.25
      03-Apr-98          0             3.50           3.25          3.38
      02-Apr-98         500            3.44           3.31          3.31
      01-Apr-98         800            3.44           3.31          3.44
      31-Mar-98       11,400           3.44           3.19          3.44
      30-Mar-98        2,500           3.19           2.94          3.06
      27-Mar-98          0             3.56           3.19          3.38
      26-Mar-98          0             3.56           3.19          3.38
      25-Mar-98         300            3.38           3.38          3.38
      24-Mar-98          0             3.88           3.13          3.50
      23-Mar-98        1,800           3.50           3.38          3.50
      20-Mar-98        3,300           3.44           3.31          3.44
      19-Mar-98          0             3.50           3.25          3.38
      18-Mar-98          0             3.56           3.25          3.41
      17-Mar-98        9,000           3.50           3.31          3.31
      16-Mar-98          0             3.81           3.44          3.63
      13-Mar-98         200            3.50           3.50          3.50
      12-Mar-98        2,000           3.50           3.50          3.50
      11-Mar-98         900            3.50           3.50          3.50
      10-Mar-98         700            3.50           3.50          3.50
      09-Mar-98          0             3.81           3.44          3.63
      06-Mar-98          0             3.81           3.44          3.63
      05-Mar-98         100            3.63           3.63          3.63
      04-Mar-98         400            3.69           3.69          3.69
      03-Mar-98          0             3.94           3.63          3.78
      02-Mar-98          0             3.94           3.56          3.75
      27-Feb-98        5,700           3.75           3.50          3.63
      26-Feb-98          0             3.69           3.31          3.50
      25-Feb-98         300            3.50           3.50          3.50
      24-Feb-98          0             3.69           3.38          3.53

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      23-Feb-98         600            3.56           3.50          3.56
      20-Feb-98          0             3.63           3.25          3.44
      19-Feb-98          0             3.69           3.44          3.56
      18-Feb-98        3,300           3.63           3.50          3.56
      17-Feb-98        3,500           3.63           3.63          3.63
      13-Feb-98        4,400           3.69           3.63          3.69
      12-Feb-98          0             3.63           3.13          3.38
      11-Feb-98        1,600           3.50           3.50          3.50
      10-Feb-98        2,600           3.81           3.63          3.63
      09-Feb-98         800            3.75           3.75          3.75
      06-Feb-98        1,900           3.81           3.75          3.75
      05-Feb-98        6,300           3.88           3.38          3.88
      04-Feb-98        8,000           3.38           3.25          3.38
      03-Feb-98        3,000           3.25           3.25          3.25
      02-Feb-98         400            3.13           3.13          3.13
      30-Jan-98        2,000           3.00           2.88          3.00
      29-Jan-98        1,000           2.69           2.69          2.69
      28-Jan-98          0             3.06           2.69          2.88
      27-Jan-98          0             3.00           2.50          2.75
      26-Jan-98         400            2.75           2.75          2.75
      23-Jan-98          0             2.94           2.56          2.75
      22-Jan-98        1,600           2.75           2.75          2.75
      21-Jan-98         100            2.75           2.75          2.75
      20-Jan-98         300            2.88           2.88          2.88
      16-Jan-98         100            2.88           2.88          2.88
      15-Jan-98          0             3.06           2.69          2.88
      14-Jan-98         600            2.88           2.88          2.88
      13-Jan-98        1,300           2.88           2.75          2.75
      12-Jan-98         500            2.63           2.63          2.63
      09-Jan-98          0             2.94           2.56          2.75
      08-Jan-98          0             2.88           2.56          2.72

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      07-Jan-98         100            2.75           2.75          2.75
      06-Jan-98        4,100           2.88           2.63          2.75
      05-Jan-98          0             2.81           2.44          2.63
      02-Jan-98         500            2.63           2.63          2.63
      31-Dec-97        5,000           2.75           2.63          2.75
      30-Dec-97          0             2.63           2.19          2.41
      29-Dec-97        1,900           2.38           2.38          2.38
      26-Dec-97          0             2.69           2.31          2.50
      24-Dec-97         100            2.38           2.38          2.38
      23-Dec-97         300            2.38           2.38          2.38
      22-Dec-97       10,100           2.38           2.38          2.38
      19-Dec-97          0             2.63           2.31          2.47
      18-Dec-97         200            2.38           2.38          2.38
      17-Dec-97          0             2.69           2.38          2.53
      16-Dec-97          0             2.69           2.31          2.50
      15-Dec-97          0             2.75           2.31          2.53
      12-Dec-97         100            2.44           2.44          2.44
      11-Dec-97          0             2.69           2.31          2.50
      10-Dec-97          0             2.56           2.38          2.47
      09-Dec-97          0             2.69           2.38          2.53
      08-Dec-97        3,300           2.50           2.44          2.44
      05-Dec-97          0             2.81           2.44          2.63
      04-Dec-97          0             2.81           2.44          2.63
      03-Dec-97        2,000           2.50           2.50          2.50
      02-Dec-97        3,500           2.63           2.63          2.63
      01-Dec-97          0             2.75           2.50          2.63
      28-Nov-97        9,000           2.75           2.38          2.75
      26-Nov-97        3,500           2.50           2.38          2.50
      25-Nov-97        1,500           2.44           2.44          2.44
      24-Nov-97         200            2.44           2.44          2.44
      21-Nov-97          0             2.69           2.44          2.56

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      20-Nov-97        2,000           2.44           2.44          2.44
      19-Nov-97         100            2.44           2.44          2.44
      18-Nov-97          0             2.69           2.38          2.53
      17-Nov-97        1,400           2.44           2.44          2.44
      14-Nov-97        1,700           2.38           2.38          2.38
      13-Nov-97          0             2.56           2.31          2.44
      12-Nov-97         500            2.38           2.38          2.38
      11-Nov-97        1,500           2.38           2.38          2.38
      10-Nov-97          0             2.56           2.38          2.47
      07-Nov-97         500            2.50           2.50          2.50
      06-Nov-97          0             2.75           2.44          2.59
      05-Nov-97          0             2.75           2.44          2.59
      04-Nov-97         100            2.63           2.63          2.63
      03-Nov-97          0             2.81           2.38          2.59
      31-Oct-97        5,000           2.69           2.63          2.69
      30-Oct-97         100            2.38           2.38          2.38
      29-Oct-97          0             2.63           2.38          2.50
      28-Oct-97        5,600           2.38           2.13          2.38
      27-Oct-97          0             2.63           2.13          2.38
      24-Oct-97          0             2.69           2.25          2.47
      23-Oct-97         100            2.38           2.38          2.38
      22-Oct-97          0             2.69           2.38          2.53
      21-Oct-97          0             2.75           2.50          2.63
      20-Oct-97          0             2.63           2.38          2.50
      17-Oct-97          0             2.63           2.38          2.50
      16-Oct-97         500            2.50           2.50          2.50
      15-Oct-97        1,200           2.50           2.50          2.50
      14-Oct-97          0             2.75           2.50          2.63
      13-Oct-97          0             2.75           2.50          2.63
      10-Oct-97          0             2.75           2.44          2.59
      09-Oct-97          0             2.75           2.44          2.59

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      08-Oct-97        5,600           2.69           2.63          2.63
      07-Oct-97         200            2.56           2.56          2.56
      06-Oct-97          0             2.75           2.50          2.63
      03-Oct-97          0             2.75           2.50          2.63
      02-Oct-97          0             2.81           2.44          2.63
      01-Oct-97         200            2.63           2.63          2.63
      30-Sep-97        4,100           2.75           2.50          2.75
      29-Sep-97          0             2.63           2.38          2.50
      26-Sep-97        8,900           2.50           2.50          2.50
      25-Sep-97          0             2.69           2.50          2.59
      24-Sep-97          0             2.75           2.50          2.63
      23-Sep-97         200            2.50           2.50          2.50
      22-Sep-97          0             2.75           2.50          2.63
      19-Sep-97          0             2.81           2.44          2.63
      18-Sep-97          0             2.75           2.50          2.63
      17-Sep-97        1,300           2.75           2.63          2.63
      16-Sep-97          0             2.81           2.63          2.72
      15-Sep-97          0             2.75           2.56          2.66
      12-Sep-97          0             2.94           2.56          2.75
      11-Sep-97       20,000           2.69           2.63          2.69
      10-Sep-97        2,800           2.63           2.44          2.63
      09-Sep-97          0             2.69           2.50          2.59
      08-Sep-97        1,000           2.63           2.63          2.63
      05-Sep-97         300            2.50           2.50          2.50
      04-Sep-97        2,000           2.56           2.56          2.56
      03-Sep-97        2,200           2.69           2.69          2.69
      02-Sep-97          0             2.75           2.50          2.63
      29-Aug-97        2,300           2.63           2.38          2.63
      28-Aug-97          0             2.63           2.31          2.47
      27-Aug-97          0             2.69           2.13          2.41
      26-Aug-97          0             2.63           2.38          2.50

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      25-Aug-97          0             2.63           2.31          2.47
      22-Aug-97         900            2.50           2.50          2.50
      21-Aug-97          0             2.69           2.44          2.56
      20-Aug-97          0             2.69           2.44          2.56
      19-Aug-97          0             2.69           2.50          2.59
      18-Aug-97          0             2.75           2.50          2.63
      15-Aug-97          0             2.75           2.44          2.59
      14-Aug-97          0             2.69           2.50          2.59
      13-Aug-97          0             2.69           2.44          2.56
      12-Aug-97         100            2.63           2.63          2.63
      11-Aug-97          0             2.69           2.50          2.59
      08-Aug-97          0             2.75           2.50          2.63
      07-Aug-97         500            2.63           2.63          2.63
      06-Aug-97       14,100           2.63           2.63          2.63
      05-Aug-97          0             2.94           2.56          2.75
      04-Aug-97          0             2.75           2.50          2.63
      01-Aug-97         600            2.63           2.63          2.63
      31-Jul-97        1,400           2.63           2.63          2.63
      30-Jul-97          0             2.81           2.50          2.66
      29-Jul-97         600            2.69           2.69          2.69
      28-Jul-97         500            2.75           2.75          2.75
      25-Jul-97         900            2.81           2.81          2.81
      24-Jul-97        5,800           2.94           2.94          2.94
      23-Jul-97         900            2.69           2.63          2.69
      22-Jul-97         400            2.31           2.31          2.31
      21-Jul-97          0             2.50           2.25          2.38
      18-Jul-97         100            2.31           2.31          2.31
      17-Jul-97         100            2.31           2.31          2.31
      16-Jul-97          0             2.50           2.31          2.41
      15-Jul-97       10,700           2.31           2.13          2.25
      14-Jul-97         500            2.19           2.19          2.19

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      11-Jul-97         100            2.31           2.31          2.31
      10-Jul-97          0             2.44           2.06          2.25
      09-Jul-97          0             2.50           2.00          2.25
      08-Jul-97          0             2.44           2.13          2.28
      07-Jul-97         500            2.38           2.31          2.31
      03-Jul-97          0             2.63           2.13          2.38
      02-Jul-97        4,000           2.44           2.44          2.44
      01-Jul-97        2,000           2.31           2.31          2.31
      30-Jun-97         200            2.31           2.31          2.31
      27-Jun-97          0             2.69           2.31          2.50
      26-Jun-97          0             2.56           2.31          2.44
      25-Jun-97        1,600           2.31           2.31          2.31
      24-Jun-97        1,600           2.44           2.31          2.31
      23-Jun-97         300            2.44           2.38          2.38
      20-Jun-97        1,100           2.44           2.38          2.44
      19-Jun-97          0             2.44           2.19          2.31
      18-Jun-97          0             2.50           2.19          2.34
      17-Jun-97         100            2.13           2.13          2.13
      16-Jun-97          0             2.63           2.13          2.38
      13-Jun-97        5,400           2.25           2.25          2.25
      12-Jun-97          0             2.44           2.13          2.28
      11-Jun-97          0             2.44           2.13          2.28
      10-Jun-97          0             2.50           2.13          2.31
      09-Jun-97       15,000           2.25           2.25          2.25
      06-Jun-97       10,000           2.13           2.13          2.13
      05-Jun-97          0             2.31           2.13          2.22
      04-Jun-97         100            2.13           2.13          2.13
      03-Jun-97        3,100           2.13           2.13          2.13
      02-Jun-97          0             2.25           2.06          2.16
      30-May-97          0             2.25           2.06          2.16
      29-May-97       15,800           2.19           2.19          2.19

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      28-May-97        3,500           2.06           2.00          2.06
      27-May-97        1,400           2.06           2.06          2.06
      23-May-97        2,200           2.13           2.06          2.06
      22-May-97         200            2.19           2.19          2.19
      21-May-97       23,900           2.19           2.13          2.19
      20-May-97       25,500           2.13           2.00          2.13
      19-May-97        1,500           1.75           1.56          1.75
      16-May-97          0             1.75           1.50          1.63
      15-May-97         400            1.56           1.56          1.56
      14-May-97         100            1.56           1.56          1.56
      13-May-97          0             1.69           1.56          1.63
      12-May-97         100            1.56           1.56          1.56
      09-May-97         500            1.56           1.56          1.56
      08-May-97         200            1.63           1.63          1.63
      07-May-97         100            1.63           1.63          1.63
      06-May-97         100            1.63           1.63          1.63
      05-May-97          0             1.75           1.31          1.53
      02-May-97          0             1.75           1.31          1.53
      01-May-97        1,000           1.69           1.63          1.69
      30-Apr-97        3,400           1.69           1.63          1.69
      29-Apr-97        1,700           1.69           1.56          1.69
      28-Apr-97          0             1.69           1.50          1.59
      25-Apr-97          0             1.75           1.50          1.63
      24-Apr-97         500            1.56           1.56          1.56
      23-Apr-97          0             1.88           1.56          1.72
      22-Apr-97          0             1.69           1.56          1.63
      21-Apr-97          0             1.69           1.50          1.59
      18-Apr-97        1,200           1.56           1.56          1.56
      17-Apr-97        3,500           1.81           1.63          1.63
      16-Apr-97          0             1.81           1.69          1.75
      15-Apr-97          0             1.81           1.69          1.75

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      14-Apr-97         200            1.69           1.69          1.69
      11-Apr-97          0             1.81           1.56          1.69
      10-Apr-97          0             1.81           1.69          1.75
      09-Apr-97          0             1.88           1.56          1.72
      08-Apr-97          0             1.81           1.63          1.72
      07-Apr-97         800            1.75           1.75          1.75
      04-Apr-97         200            1.75           1.75          1.75
      03-Apr-97        2,000           1.75           1.75          1.75
      02-Apr-97        1,000           1.81           1.75          1.75
      01-Apr-97          0             1.81           1.69          1.75
      31-Mar-97        3,000           1.81           1.81          1.81
      27-Mar-97         800            1.69           1.69          1.69
      26-Mar-97          0             1.81           1.69          1.75
      25-Mar-97         700            1.75           1.69          1.69
      24-Mar-97          0             1.94           1.75          1.84
      21-Mar-97         500            1.69           1.69          1.69
      20-Mar-97          0             1.88           1.69          1.78
      19-Mar-97          0             1.94           1.69          1.81
      18-Mar-97        1,100           1.69           1.69          1.69
      17-Mar-97         400            1.75           1.69          1.75
      14-Mar-97        2,300           1.75           1.75          1.75
      13-Mar-97          0             1.88           1.69          1.78
      12-Mar-97         500            1.75           1.75          1.75
      11-Mar-97          0             1.94           1.69          1.81
      10-Mar-97        1,500           1.88           1.81          1.81
      07-Mar-97          0             2.06           1.88          1.97
      06-Mar-97        1,800           2.00           2.00          2.00
      05-Mar-97         200            1.88           1.88          1.88
      04-Mar-97       13,200           1.94           1.75          1.94
      03-Mar-97        3,000           1.94           1.94          1.94
      28-Feb-97       17,500           1.88           1.81          1.88

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      27-Feb-97        1,400           1.88           1.81          1.81
      26-Feb-97          0             1.88           1.69          1.78
      25-Feb-97         300            1.75           1.75          1.75
      24-Feb-97        5,000           1.88           1.75          1.88
      21-Feb-97          0             1.88           1.69          1.78
      20-Feb-97        5,200           1.81           1.75          1.75
      19-Feb-97          0             1.88           1.69          1.78
      18-Feb-97        5,500           1.81           1.75          1.75
      14-Feb-97          0             1.94           1.69          1.81
      13-Feb-97        5,000           1.88           1.88          1.88
      12-Feb-97          0             1.88           1.69          1.78
      11-Feb-97        1,400           1.75           1.75          1.75
      10-Feb-97        1,300           1.81           1.75          1.75
      07-Feb-97        1,400           1.69           1.69          1.69
      06-Feb-97          0             1.75           1.56          1.66
      05-Feb-97       10,200           1.63           1.56          1.63
      04-Feb-97          0             1.75           1.50          1.63
      03-Feb-97         900            1.63           1.63          1.63
      31-Jan-97        3,500           1.75           1.63          1.75
      30-Jan-97        4,200           1.69           1.56          1.69
      29-Jan-97        1,100           1.69           1.69          1.69
      28-Jan-97         100            1.69           1.69          1.69
      27-Jan-97          0             1.75           1.63          1.69
      24-Jan-97          0             1.75           1.63          1.69
      23-Jan-97          0             1.75           1.56          1.66
      22-Jan-97        2,500           1.75           1.75          1.75
      21-Jan-97        2,400           1.63           1.63          1.63
      20-Jan-97         100            1.69           1.69          1.69
      17-Jan-97          0             1.81           1.63          1.72
      16-Jan-97          0             1.88           1.63          1.75
      15-Jan-97        3,000           1.75           1.75          1.75

                                     Class B
                       Daily Price and Volume Since 1/1/97

        Date          Volume           High           Low           Close
----------------------------------------------------------------------------
      14-Jan-97        2,200           1.63           1.63          1.63
      13-Jan-97        7,900           1.69           1.63          1.69
      10-Jan-97         500            1.63           1.63          1.63
      09-Jan-97          0             1.69           1.56          1.63
      08-Jan-97        4,100           1.69           1.69          1.69
      07-Jan-97          0             1.88           1.75          1.81
      06-Jan-97          0             1.94           1.75          1.84
      03-Jan-97        2,100           1.88           1.75          1.88
      02-Jan-97          0             1.94           1.69          1.81

       Average         1,345          $2.70          $2.54         $2.63